As filed with the Securities and Exchange Commission on April 30, 2004

Registration File Nos. 33-79124 and 811-8520

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. [ ]	[ ]
Post-Effective Amendment No. 10	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 13	[X]

(Check appropriate box or boxes.)

TIAA Separate Account VA-1

(Exact Name of Registrant)

Teacher’s Insurance and Annuity Association of America

(Name of Insurance Company)

730 Third Avenue
New York, New York 10017

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
Lisa Snow, Esquire	Steven B. Boehm, Esquire
Teachers Insurance and Annuity	Sutherland Asbill & Brennan LLP
Association of America	1275 Pennsylvania Avenue, N.W.
730 Third Ave	Washington, D. C. 20004-2415
New York, New York 10017-3206

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on May 1, 2004 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title & Securities Being Registered: Interests in a separate account funding variable annuity contracts.

Prospectus - May 1, 2004

Individual Deferred Variable Annuities Funded Through
TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America

This prospectus tells you about an individual deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (TIAA). Read it carefully before investing, and keep it for future reference.

IMPORTANT NOTE: TIAA has determined to temporarily suspend sales of its Teachers Personal Annuity contracts in those limited states where new Contracts were being offered. Beginning May 22, 2003, TIAA has not been distributing new applications for the contracts. Existing contracts remain in effect and existing contractowners can continue to contribute money to their Contracts.

TIAA Separate Account VA-1 (the separate account) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest, and then disburse funds for lifetime income or through other payment options.

TIAA offers this variable annuity as part of the contract, which also has a fixed account. Whether the variable annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease, depending on how well the underlying investments in the separate account do over time. TIAA doesn’t guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2004. You can get it by writing us at TIAA, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 518-9161. The SAI, as supplemented from time to time, is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a Website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Definitions	3

Summary	4

Condensed Financial Information	7

Teachers Insurance and Annuity Association of America	8

The Separate Account	8

Adding, Closing, or Substituting Portfolios	9

Investment Practices	9

Valuation of Assets	12

Portfolio Turnover	13

Management and Investment Advisory Arrangements	13

The Contract	14

Eligible Purchasers of the Contract	15

Remitting Premiums	15

Accumulation Units	17

The Fixed Account	18

Transfers Between the Separate Account and the Fixed Account	18

Cash Withdrawals	19

General Considerations for All Transfers and Cash Withdrawals	19

Tax Issues	20

Charges	20

Other Charges	21

Brokerage Fees and Related Transaction Expenses	21

The Annuity Period	21

Annuity Starting Date	22

Income Options	23

Death Benefits	24

Methods of Payment	25

Timing of Payments	27

Federal Income Taxes	27

Voting Rights	31

General Matters	31

Distribution of the Contracts	33

Legal Proceedings	33

Table of Contents for Statement of Additional Information	34

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you shouldn’t rely on them.

Definitions

    Throughout the prospectus, “TIAA,” “we,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner.

    The terms and phrases below are defined so you’ll know precisely how we’re using them. To understand some definitions, you may have to refer to other defined terms.

Accumulation: The total value of your accumulation units.

Accumulation Period: The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit: A share of participation in the separate account.

Annuitant: The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner: The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

Beneficiary: Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don’t have to name the same beneficiary for each of these two situations.

Business Day: Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day: Any day of the year. Calendar days end at the same time as business days.

Contract: The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

Contractowner: The person (or persons) who controls all the rights and benefits under a contract.

CREF: The College Retirement Equities Fund, TIAA’s companion organization.

Eligible Institution: A nonprofit institution, including any governmental institution, organized in the United States.

Fixed Account: The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

General Account: All of TIAA’s assets other than those allocated to TIAA Separate Account VA-1 or to any other TIAA separate account.

TIAA Separate Account VA-1 Prospectus

Income Option: Any of the ways you can receive annuity income, which must be from the fixed account.

Internal Revenue Code (IRC): The Internal Revenue Code of 1986, as amended.

Premium: Any amount you invest in the contract.

Separate Account: TIAA Separate Account VA-1, which was established by TIAA under New York State law to fund your variable annuity. The account holds its assets apart from TIAA’s other assets.

Survivor Income Option: An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA: Teachers Insurance and Annuity Association of America.

Valuation Day: Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren’t business days end at 4 p.m. Eastern Time.

Summary

    Read this summary together with the detailed information you’ll find in the rest of the prospectus.

    This prospectus describes the variable component of the contract, which also provides fixed annuity benefits (see “The Fixed Account,” page 18). The contract is an individual deferred annuity that is available to any employee, trustee, or retired employee of an eligible institution, or his or her spouse (or surviving spouse) as well as certain other eligible persons (see “Eligible Purchasers of the Contract,” page 15).

The Separate Account

    TIAA Separate Account VA-1 is an open-end management investment company. The separate account has only one investment portfolio, the Stock Index Account. The Stock Index Account is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in any portfolio can fluctuate, and you bear the entire risk.

          Prospectus TIAA Separate Account VA-1

Expenses

    Here’s a summary of the direct and indirect expenses under the contract.

Contractowner Transaction Expenses
Deductions from premiums (as a percentage of premiums)	None
Charges for Transfers and Cash Withdrawals (as a percentage of transaction amount)
Transfers to the fixed account	None
Cash withdrawals	None

Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Charge[1]	0.40%
Administrative Expense Charge	0.20%
Investment Advisory Charge (after fee waiver)[2]	0.07%

Total Annual Expenses[3]	0.67%

[1]	TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00 percent per year.

[2]	Although Teachers Advisors, Inc. (Advisors), the separate account’s investment adviser, is entitled to an annual fee of 0.30 percent of the separate account’s average daily net assets, it has voluntarily agreed to waive a portion of its fee.

[3]	If we imposed the full amount of the administrative expense, investment advisory and mortality and expense risk charges, total annual expenses would be 1.50 percent. TIAA guarantees that total annual expenses will never exceed this level.

    You will receive at least three months’ notice before we raise any of these charges. Premium taxes apply to certain contracts (see “Other Charges,” page 21).

    The table below gives an example of the expenses you’d incur on a hypothetical investment of $1,000 over several periods. The table assumes a 5 percent annual return on assets.

Annual Expense Deductions from Net Assets	1 Year	3 Years	5 Years	10 Years

If you withdraw your entire accumulation at the end of the applicable time period:	$7	$21	$37	$83
If you annuitize at the end of the applicable time period:	$7	$21	$37	$83
If you do not withdraw your entire accumulation:	$7	$21	$37	$83

    This table is designed to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. REMEMBER THAT THIS TABLE DOESN’T REPRESENT ACTUAL PAST OR FUTURE EXPENSES OR INVESTMENT PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. For more information, see “Charges,” page 20.

“Free Look” Right

    Until the end of the period of time specified in the contract (the “free look” period), you can examine the contract and return it to TIAA for a refund. The time period will depend on

TIAA Separate Account VA-1 Prospectus

the state in which you live. In states that permit it, we’ll refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to us. In states that don’t allow us to refund accumulation value only, we’ll refund the premiums you paid to the contract. If you live in a state that requires refund of premiums, your premiums and transfers allocated to the separate account during the “free look” period can’t exceed $10,000. We will consider the contract returned on the date it’s postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, on the day we receive it. We will send you the refund within seven (7) days after we get written notice of cancellation and the returned contract. We will cancel the contract as of the date of issue.

Restrictions on Transfers and Cash Withdrawals

    Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months’ notice, we may limit the number of transfers from the separate account to one in any 90-day period. All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance.

You May Have to Pay a Tax Penalty if You Want to Make a Cash Withdrawal Before Age 59 1/2.

    For more, see “Income Options,” page 23, and “Federal Income Taxes,” page 27.

          Prospectus TIAA Separate Account VA-1

Condensed Financial Information

    Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, independent auditors, for the year ended December 31, 2003. The table shows per accumulation unit data for each variable investment account of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

										November 1, 1994
	Year Ended December 31									(Date of Initial
										Registration) to
	2003	2002	2001	2000	1999	1998	1997	1996	1995	December 31, 1994[1]

PER ACCUMULATION UNIT DATA:
Investment income	$1.041	$0.965	$0.916	$0.966	$0.961	$0.908	$0.847	$0.807	$0.745	$0.138
Expense charges	0.310	0.218	0.253	0.301	0.270	0.223	0.182	0.150	0.170	0.023

Investment income-net	0.731	0.747	0.663	0.665	0.691	0.685	0.665	0.657	0.575	0.115
Net realized and unrealized gain (loss) on investments	15.066	(15.200)	(9.499)	(7.024)	13.051	12.407	12.429	6.755	8.565	(0.676)

Net increase (decrease) in Accumulation Unit Value	15.797	(14.453)	(8.836)	(6.359)	13.742	13.092	13.094	7.412	9.140	(0.561)
Accumulation Unit Value:
Beginning of period	52.103	66.556	75.392	81.751	68.009	54.917	41.823	34.411	25.271	25.832

End of period	$67.900	$52.103	$66.556	$75.392	$81.751	$68.009	$54.917	$41.823	$34.411	$25.271

Ratios to Average Net Assets:
Expenses[2]	0.53%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.40%	0.55%	0.09%
Investment income-net	1.26%	1.27%	0.97%	0.82%	0.95%	1.14%	1.36%	1.74%	1.87%	0.45%
Portfolio turnover rate	4.14%	5.33%	9.86%	20.68%	37.93%	45.93%	2.39%	4.55%	0.98%	0.04%
Thousands of Accumulation Units outstanding at end of period	12,176	11,801	12,517	13,147	12,630	11,145	9,901	6,768	2,605	1,171

[1]	The percentages shown for this period are not annualized.

[2]	Advisors has agreed to waive a portion of its investment advisory fee. Without this waiver, the Stock Index Account’s expense ratio for the periods listed would have been higher.

TIAA Separate Account VA-1 Prospectus

Teachers Insurance and Annuity Association of America

    TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life and long-term care insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody’s Investor’s Service and AAA from Standard and Poor’s.

    TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 2.5 million people at over 15,000 institutions. As of December 31, 2003, TIAA’s assets were approximately $142.4 billion; the combined assets for TIAA and CREF totaled approximately $289.4 billion (although CREF doesn’t stand behind TIAA’s guarantees).

The Separate Account

    Separate Account VA-1 was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is governed by a management committee. As an “open-end” diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the 1940 Act), though registration doesn’t entail SEC supervision of its management and investment practices. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

    Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

          Prospectus TIAA Separate Account VA-1

    The contract accepts only after-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account aren’t taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” page 27).

Adding, Closing, or Substituting Portfolios

    The separate account currently consists of a single investment portfolio, but we can add new investment portfolios in the future. We don’t guarantee that the separate account, or any investment portfolio added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close portfolios, substitute one portfolio for another with the same or different fees and charges, or combine portfolios, subject to the requirements of applicable law. We can also make any changes to the separate account or to the contract required by applicable insurance law, the Internal Revenue Code, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer the contract to another insurance company.

Investment Practices

    The separate account is subject to several types of risks. One is market risk-price volatility due to changing conditions in the financial markets. Another is financial risk. For stocks or other equity securities, financial risk comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the securities’ value.

    The separate account currently consists solely of the Stock Index Account. Changing the investment objective of the separate account won’t require a vote by contractowners. The separate account can also change some of its investment policies (that is, the methods used to pursue the objective) without such approval. Of course, there’s no guarantee that the separate account will meet its investment objective.

    The separate account’s Stock Index Account has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name. The Stock Index Account will provide its shareholders with at least 60 days prior notice before making changes to this policy.

    The separate account’s general perspective is long-term, and we avoid both extreme conservatism and high risk in investing. Advisors manages the separate account’s assets (see “Management and Investment Advisory Arrangements,” page 13). Personnel of Advisors, a

TIAA Separate Account VA-1 Prospectus

subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds. Ordinarily, investment decisions for the separate account will be made independently, but managers for the separate account may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the separate account buys or sells, as well as the price paid or received for it.

Investment Objective

    The investment objective of the separate account is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

Investment Mix

    The separate account seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000®, a broad market index (see “The Russell 3000 Index” below).

    Although the separate account invests in stocks in the Russell 3000 Index, it doesn’t invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the portfolio even if it performs poorly, unless the company is removed from the Russell 3000.

    Using the Russell 3000 Index isn’t fundamental to the separate account’s investment objective and policies. We can change the index used in the separate account at any time and will notify you if we do so.

The Russell 3000 Index

    The Russell 3000 is an index of the 3,000 largest publicly traded U.S. corporations, based on the value of their outstanding stock. According to the Frank Russell Company, Russell 3000 companies account for about 98 percent of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of individual companies in the Russell 3000 ranged from $40 million to $310 billion, with an average of $4.4 billion as of December 31, 2003.

    The Frank Russell Company includes stocks in the Index solely on their market capitalization and weights them by relative market value. The Frank Russell Company can

          Prospectus TIAA Separate Account VA-1

change stocks and their weightings in the Index. We’ll adjust the separate account’s portfolio to reflect the changes as appropriate. We can also adjust the separate account’s portfolio because of mergers and similar events.

    The separate account isn’t promoted, endorsed, sponsored or sold by and isn’t affiliated with the Frank Russell Company. A stock’s presence in the Russell 3000 doesn’t mean that the Frank Russell Company believes that it’s an attractive investment. The Frank Russell Company isn’t responsible for any literature about the separate account and makes no representations or warranties about its content. The Russell 3000 is a trademark and service mark of the Frank Russell Company.

Other Investments

    The separate account can also hold other investments whose return depends on stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The separate account can also make swap arrangements where the return is linked to a recognized stock market index. The separate account would make such investments in order to seek to match the total return of the Russell 3000. However, they might not track the return of the Russell 3000 in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involve special risks.

    For more information, see the SAI. Such investing by the separate account is subject to any necessary regulatory approvals.

    The separate account can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. In addition, the separate account can hold fixed-income securities that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the separate account can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies.

Other Investment Issues and Risks

   Options, Futures, and Other Investments

    The separate account can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special considerations and risks nonetheless. For more information, see the SAI.

    The separate account can also invest in newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

TIAA Separate Account VA-1 Prospectus

   Illiquid Securities

    The separate account can invest up to 10 percent of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

   Repurchase Agreements

    The separate account can use repurchase agreements to manage cash balances. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

   Firm Commitment Agreements

    The separate account can enter “firm commitment” agreements to buy securities at a fixed price or yield on a specified future date. We expect that these transactions will be relatively infrequent. For more information, see the SAI.

Investment Companies

    The separate account can invest up to 10 percent of its assets in other investment companies.

Securities Lending

    Subject to certain restrictions, the separate account can seek additional income by lending securities to brokers, dealers, and other financial institutions. Brokers and dealers must be registered with the SEC and be members of the National Association of Securities Dealers, Inc. (NASD); any recipient must be unaffiliated with TIAA. All loans will be fully collateralized. If we lend a security, we can call in the loan at any time. For more information, see the SAI.

Borrowing

    The separate account can borrow money from banks (no more than 33 1/3 percent of the market value of its assets at the time of borrowing). It can also borrow money from other sources temporarily (no more than 5 percent of the total market value of its assets at the time of borrowing). For more information, see the SAI.

Valuation of Assets

    We calculate the value of the assets as of the close of every valuation day. Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren’t readily available, we’ll use “fair value,” as determined in good faith under the direction of the management

          Prospectus TIAA Separate Account VA-1

committee. We may also use “fair value” in certain other circumstances. For more information, see the SAI.

Portfolio Turnover

    A fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. The separate account is not subject to a specific limitation on portfolio turnover, and securities of the separate account may be sold at any time such sale is deemed advisable for investment or operational reasons. The portfolio turnover rate of the separate account during recent fiscal periods are included below under Financial Highlights.

Management and Investment Advisory Arrangements

    The principal responsibility for directing the separate account’s investments and administration rests with its management committee. Advisors manages the assets in the separate account. A wholly-owned indirect subsidiary of TIAA, Advisors is registered under the Investment Advisers Act of 1940. Its duties include conducting research, recommending investments, and placing orders to buy and sell securities. It also provides for all portfolio accounting, custodial, and related services for the separate account. Advisors and its personnel act consistently with the investment objectives, policies, and restrictions of the separate account.

    TIAA restricts the ability of those personnel of Advisors who have direct responsibility and authority for making investment decisions for the separate account to trade in securities for their own accounts. The restrictions also apply to members of their households. Transactions in securities by those individuals must be reported and approved and they must also send duplicate confirmation statements and other account reports to a special compliance unit.

Portfolio Management Team

    The separate account is managed by a portfolio management team, whose members are jointly responsible for the day-to-day management of the separate account, with expertise in the area(s) applicable to the separate account’s investments. The following is a list of members of the management team primarily responsible for managing the separate account’s investments, along with their relevant experience. The members of the team may change from time to time.

TIAA Separate Account VA-1 Prospectus

Stock Index Fund

				Total Years’ Experience

			Experience Over	At		On
Name & Education	Title	Team Role	Past Five Years	TIAA	Total	Team

Joan M. Deneher B.S. Fordham University M.B.A. George Washington University	Associate Director	Quantitative Stock Selection & Portfolio Construction	TIAA and its affiliates— 1997 to Present	18.6	21.6
Jingxi Liu B.S. Beijing University M.A. University of Connecticut Ph.D. Yale University	Director	Quantitative Stock Selection & Portfolio Construction	TIAA and its affiliates— 1998 to Present	5.7	8.8	1.5
Jonathan Shane S.B. M.I.T. Sloan School S.M. M.I.T. Sloan School A.B.D. M.I.T. Sloan School	Managing Director	Quantitative Portfolio Construction	TIAA and its affiliates— 1998 to Present	18.7	30.5

Fund Team Average Years				14.3	20.3	0.5
Fund Team Total Years				43.0	60.9	1.5

The Contract

    The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all of the fifty states and the District of Columbia. We are not currently offering the contracts in states in which the TIAA-CREF Life Insurance Company offers the individual deferred variable annuity contract, however, although we are accepting additional premiums for existing contracts in these states.

          Prospectus TIAA Separate Account VA-1

Eligible Purchasers of the Contract

    In the event sales resume, an employee, trustee or a retiree of an eligible institution can purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a “retiree.” A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract or certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person can also purchase a contract.

Remitting Premiums

   Initial Premiums

    TIAA has determined to temporarily suspend sales of the Teachers Personal Annuity contracts. In the event sales resume, we’ll issue you a contract as soon as we receive your completed application and your initial premium of at least $250 at our home office, even if you don’t initially allocate any premiums to the separate account. Please send your check, payable to TIAA, along with your application to:

TIAA-CREF P.O. Box 530189 Atlanta, GA 30353-0189

(The $250 minimum doesn’t apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. We also reserve the right to temporarily waive the $250 minimum initial premium amount.) Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don’t have the necessary information within five business days, we’ll contact you to explain the delay. We’ll return the initial premium at that time unless you consent to our keeping it and crediting it as soon as we receive the missing information from you.

Important Information About Procedures for Opening a New Account

    To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

    What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

TIAA Separate Account VA-1 Prospectus

Additional Premiums

    Subsequent premiums must be for at least $25. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF P.O. Box 530195 Atlanta, GA 30353-0195

    If you don’t have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months’ notice. If TIAA stops accepting premiums under your contract, we will accept premiums under a new contract issued to you with the same annuitant, annuity starting date, beneficiary, and methods of benefit payment as those under your contract at the time of replacement.

Electronic Payment

    You may make initial or subsequent investments by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

(1)	If you are sending in an initial premium, send us your application;

(2)	Instruct your bank to wire money to:

Citibank, N.A. ABA Number 021000089 New York, NY Account of: TIAA Account Number: 4068-4865

(3)	Specify on the wire:

•	Your name, address and Social Security Number(s) or Taxpayer Identification Number

•	Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions

    Except as described below, the contract doesn’t restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the “free look” period can’t

          Prospectus TIAA Separate Account VA-1

exceed $10,000 if you live in a state which requires us to refund all payments upon the cancellation of your contract during the free look period.

    Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the Stock Index Account count toward this limit.

    We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

    Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Accumulation Units

    Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your units will decrease. We calculate how many accumulation units to credit by dividing the amount allocated to the separate account by its unit value for the business day when we received your premium. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, we will use that later date as the valuation day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when we receive all required information and documentation (see “The Annuity Period,” page 21). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when we receive proof of death (see “Death Benefits,” page 24).

    The value of the accumulation units will depend mainly on investment experience, though the unit value reflects expense deductions from assets (see “Charges,” page 20). The unit value is calculated at the close of each valuation day. We multiply the previous day’s unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as: A equals the change in value of

TIAA Separate Account VA-1 Prospectus

the separate account’s net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/ decreased by realized and unrealized capital gains/ losses, dividends, and investment income and decreased by expense and risk charges. B is the value of the separate account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

More About Remitting Premiums

    We will not be deemed to have received any premiums sent to the lockbox addresses we have designated in this prospectus for remitting premiums until the lockbox provider has processed the payment on our behalf.

The Fixed Account

    Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the 1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has told us that they haven’t reviewed the information in this prospectus about the fixed account.

    You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

    Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the state law where your contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call us or consult your contract for information on the applicable guaranteed rate under your contract.

    This prospectus provides information mainly about the contract’s variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

Transfers Between the Separate Account and the Fixed Account

    Subject to the conditions above, you can transfer some (at least $250 at a time) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, we don’t charge you for transfers from the separate account to the fixed

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account. We don’t currently limit the number of transfers from the separate account, but we reserve the right to do so in the future to one every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

Cash Withdrawals

    You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there’s no charge for cash withdrawals.

    If you withdraw your entire accumulation in the separate account and the fixed account, we’ll cancel your contract and all of our obligations to you under the contract will end.

General Considerations for All Transfers and Cash Withdrawals

    You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

    Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us.

    To request a transfer, write to TIAA’s home office, call our Automated Telephone Service at 1 800 842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA-CREF Web Center’s account access feature over the Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

Market Timing

    Because this account consists of domestic portfolio securities, and has only one investment option, there are no specific market timing policies in place for the Stock Index Account. However, because you may only make transfers out of the fixed account once every 180 days, and there may be tax penalties for early withdrawals, the opportunities for market timing between the Stock Index Account and the fixed account are limited. Transferring money back and forth among the fixed account and the Stock Index Account, in an effort to “time” the market, could cause the Stock Index Account to incur transaction costs, including, among other things, expenses for buying and selling securities. These costs would be borne by all investors in the Stock Index Account.

TIAA Separate Account VA-1 Prospectus

    The Stock Index Account is not appropriate for market timing. You should not invest in the account if you want to engage in market timing.

Tax Issues

    Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the rates for ordinary income—i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see “Federal Income Taxes,” page 27.

Charges

   Separate Account Charges

    Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts, and to cover certain insurance risks borne by TIAA. You will receive at least three months’ notice before we raise any of these charges. TIAA guarantees that total annual expenses will never exceed 1.50 percent.

    Advisors, a wholly-owned indirect subsidiary of TIAA, provides the investment management services. TIAA itself provides the administrative services for the separate account and the contracts.

   Investment Advisory Charge

    This charge is for investment advice, portfolio accounting, custodial, and similar services provided for by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at 0.30 percent annually. Currently, Advisors has agreed to waive a portion of that fee, so that the daily deduction is equivalent to 0.07 percent of net assets annually.

   Administrative Expense Charge

    This charge is for administration and operations, such as allocating premiums and administering accumulations. The current daily deduction is equivalent to 0.20 percent of net assets annually.

   Mortality and Expense Risk Charge

    TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.40 percent of net assets annually. Accumulations and annuity payments aren’t affected by changes in actual mortality experience or by TIAA’s actual expenses.

    TIAA’s mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity

          Prospectus TIAA Separate Account VA-1

payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it’s payable.

    TIAA’s expense risk is the possibility that TIAA’s actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense deduction.

    If the mortality and expense risk charge isn’t enough to cover TIAA’s actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal underwriter of the variable component of the contract for distribution of the variable component of the contract.

Other Charges

   No Deductions From Premiums

    The contract provides for no front-end charges.

   Premium Taxes

    Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation when it’s applied to provide annuity payments. However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, we’ll deduct premium taxes at those times. Current state premium taxes, where charged, range from 1.00 percent to 3.50 percent of annuity payments.

   Brokerage Fees And Related Transaction Expenses

    Brokers’ commissions, transfer taxes, and other portfolio fees are charged to the separate account (see the SAI).

The Annuity Period

    All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual, and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

    The value of the amount accumulated upon which payments are based will be set at the end of the last calendar day of the month before the annuity starting date. We transfer your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the

TIAA Separate Account VA-1 Prospectus

annuity option chosen, the ages of the annuitant and (under a survivor income option) the annuity partner, and the annuity purchase rates at that time. (These will not be lower than the rates provided in your contract.) Payments won’t change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

    Technically all benefits are payable at TIAA’s home office, but we’ll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it’s your responsibility to let us know. We can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

Annuity Starting Date

    Generally you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you don’t, we’ll tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant’s ninetieth birthday). You can change the annuity starting date at any time before annuity payments begin (see “Choices and Changes,” page 31). In any case, the annuity starting date must be at least fourteen months after the date your contract is issued.

    For payments to begin on the annuity starting date, we must have received all information and documentation necessary for the income option you’ve picked. (For more information, contact TIAA—see page 32.) If we haven’t received all the necessary information, we’ll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you haven’t picked an income option or if we have not otherwise received all the necessary information, we will begin payments under the automatic election option stated in your contract. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

          Prospectus TIAA Separate Account VA-1

Income Options

    You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options to choose among.

    The current options are:

   Single Life Annuity

    Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant’s death so that it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

   Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period

    Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

   Payments for a Fixed Period

    Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you’ve chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

   Survivor Income Options

    Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level at least until the second person dies. Once annuity payments begin under a survivor annuity, you can’t change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

   Full Benefit, With or Without Guaranteed Period

    If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments continue for the rest of the period.

TIAA Separate Account VA-1 Prospectus

   Two-Thirds Benefit, With or Without Guaranteed Period

    If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

Half-Benefit After the Death of the Annuitant, With or Without Guaranteed Period

    If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

    We may make variable income options available in the future, subject to applicable law.

Death Benefits

    Death benefits become payable when we receive proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see “Choices and Changes,” page 31). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

    Your accumulation will continue participating in the investment experience of the separate account up to and including the day when we receive proof of death. Ordinarily, we will transfer your separate account accumulation to the fixed account as of the day we receive proof of death. However, if the contractowner’s spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If the spouse does not make a choice within 60 days after we receive proof of death, no transfer will be made and the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant.

    The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day we receive proof of death or, if that isn’t a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers

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from the fixed account). If (2) is greater than (1), we’ll deposit the difference in the fixed account as of the day we receive proof of death.

    You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the SINGLE-SUM PAYMENT AND INTEREST PAYMENTS methods, the amount of each periodic payment is fixed (see “The Fixed Account,” page 18). While you and the annuitant are both alive, you can change the method of payment you’ve chosen. You can also stipulate that your beneficiary not change the method you’ve specified in advance. (To choose, change, or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify us in writing.) Once death benefits start, the method of payment can’t be changed.

    To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA—see page 32.) Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we’ll have the option of paying the entire death benefit to the death benefit payee within five years of death, using the PAYMENTS FOR A FIXED PERIOD method. If the contractowner isn’t a natural person (e.g., it’s an estate or a corporation), we’ll apply these distribution requirements if the annuitant dies.

Methods of Payment

    TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see “Taxation of Annuities,” page 28.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually, or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

   Single-Sum Payment

    The entire death benefit is paid at once (within seven days after we receive all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians, or any beneficiary not a natural person.

   Single Life Annuity

    Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

TIAA Separate Account VA-1 Prospectus

   Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period

    Payable monthly for the death benefit payee’s lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see “Choices and Changes,” page 31). Federal tax law says the guaranteed period selected can’t exceed the death benefit payee’s life expectancy.

   Payments for a Fixed Period

    Payable over two to thirty years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected can’t exceed the death benefit payee’s life expectancy.

   Interest Payments

    We’ll pay interest on the amount of the death benefit each month for two to thirty years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

    The Single Life Annuity and the Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, we reserve the right to require a change in choice that will result in payments of $100 or more.

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Timing of Payments

    Usually we’ll make the following kinds of payments from the separate account within seven calendar days after we’ve received the information we need to process a request:

    1. Cash withdrawals;

    2. Transfers to the fixed account; and

    3. Death benefits.

    We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

Federal Income Taxes

    The following discussion is based on our understanding of current federal income tax law as the IRS now interprets it. We can’t guarantee that the law or the IRS’s interpretation won’t change.

    We haven’t considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary can affect your final outcome.

Tax Status of the Contract

   Diversification Requirements

    Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

   Owner Control

    Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The Treasury Department says that the regulations on investment diversification don’t provide guidance about when and how investor control of a segregated asset account’s investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes.

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    Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

   Required Distributions

    To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner’s spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

    The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

Taxation of Annuities

    Assuming the contracts qualify as annuity contracts for federal income tax purposes:

   In General

    IRC section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won’t be taxed on increases in the value of a contract until there is a distribution (I.E., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

    The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the “investment in the contract”.

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    The following discussion applies generally to contracts owned by a natural person:

   Withdrawals

    If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

    If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

   Annuity Payments

    Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

   Taxation of Death Benefit Proceeds

    Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

   Penalty Tax on Some Withdrawals

    You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach 59 1/2;

(2)	after you die (or after the annuitant dies, if the owner isn’t an individual);

(3)	after you become disabled; or

(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

   Possible Tax Changes

    Legislation is proposed from time to time that would change the taxation of annuity contracts.

TIAA Separate Account VA-1 Prospectus

    It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

Transfers, Assignments, or Exchanges of a Contract

    Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax adviser.

Withholding

    Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, most recipients can usually choose not to have tax withheld from distributions.

Multiple Contracts

    In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliate’s non-qualified deferred annuity contracts issued after October 21, 1988 to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). It is possible, for instance, that if you take annuity payments from only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where Treasury concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a tax adviser before buying more than one annuity contract that falls within the scope of these rules.

Possible Charge for TIAA’s Taxes

    Currently we don’t charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes—see page 21), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Tax Advice

    What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and foreign, state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

          Prospectus TIAA Separate Account VA-1

Voting Rights

    When contractowner meetings are held, contractowners generally can vote (1) to elect the management committee; (2) to ratify the selection of an independent auditor for the separate account; and (3) on any other matter that requires a vote by contractowners.

    On the record date, you’ll have one vote per dollar of your accumulation.

    When we use the phrase “majority of outstanding voting securities” in this prospectus and the SAI, we mean the lesser of (a) 67 percent of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50 percent of the outstanding voting securities. If a majority of outstanding voting securities isn’t required to decide a question, we’ll generally require a quorum of 10 percent of the securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, we reserve the right to act as permitted.

General Matters

Choices and Changes

    As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary, or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to us and received at our home office (see below). You can change the terms of a transfer, cash withdrawal, or other cash distribution only before they’re scheduled to take place. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll execute the change as of the date it was signed, even if the signer dies in the meantime. We execute all other changes as of the date received. As already mentioned, we’ll delay the effective date of some transactions until we receive additional documentation (see “Remitting Premiums,” page 15).

Telephone and Internet Transactions

    You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account, and/or allocate future premiums to the separate account or the fixed account.

    You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. Both will lead you through the transaction process and will use

TIAA Separate Account VA-1 Prospectus

reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and through the Web Center are electronically recorded.

    To use the ATS, you need to call 1-800-842-2252 on a touch-tone phone. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

    We can suspend or terminate your ability to transact by telephone or over the Internet at any time for any reason. Also, telephone and Internet transactions may not always be available. TIAA will not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures.

Contacting TIAA

    We won’t consider any notice, form, request, or payment to have been received by TIAA until it reaches our home office: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 1-800-223-1200.

Customer Complaints

    Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800-223-1200.

Electronic Prospectuses

    If you received this prospectus electronically and would like a paper copy, please call 877-518-9161, and we will send it to you.

Householding

    To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the separate account prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877-518-9161, or write us.

Signature Requirements

    For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Errors or Omissions

    We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

          Prospectus TIAA Separate Account VA-1

Distribution of the Contracts

    The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), which are both registered with the SEC as broker-dealers, are members of the NASD and are direct or indirect subsidiaries of TIAA. TPIS may be considered the “principal underwriter” for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Legal Proceedings

    The assets of the separate account are not subject to any legal actions. Neither TIAA nor TPIS nor Advisors is involved in any legal action that we consider material to its obligations to the separate account.

TIAA Separate Account VA-1 Prospectus

Table of Contents for Statement of Additional Information

B-2	Investment Restrictions
B-2	Investment Policies and Risk Considerations
B-2	Options and Futures
B-5	Firm Commitment Agreements and Purchase of “When-Issued” Securities
B-5	Lending of Securities
B-5	Repurchase Agreements
B-5	Swap Transactions
B-6	Segregated Accounts
B-6	Other Investment Techniques and Opportunities
B-6	Portfolio Turnover
B-6	Valuation of Assets
B-6	Equity Securities
B-6	Money Market Instruments
B-6	Options
B-7	Investments for Which Market Quotations Are Not Readily Available
B-7	Management
B-7	Separate Account Management Committee and Officers
B-10	Compensation of Managers
B-11	Proxy Voting Policies
B-12	Investment Advisory and Related Services
B-12	Investment Advisory Services
B-12	Administrative Services
B-12	Advisors and TIAA
B-12	Custody of Portfolio
B-12	Auditors
B-12	Brokerage Allocation
B-13	Periodic Reports
B-13	General Matters
B-13	Assignment of Contracts
B-13	Payment to an Estate, Guardian, Trustee, etc.
B-13	Benefits Based on Incorrect Information
B-13	Proof of Survival
B-13	State Regulation
B-13	Legal Matters
B-13	Experts
B-14	Additional Information
B-14	Financial Statements

          Prospectus TIAA Separate Account VA-1

STATEMENT OF
ADDITIONAL INFORMATION

May 1, 2004

Individual Deferred Variable Annuities

Funded through

TIAA Separate Account VA-1

of

Teachers Insurance and Annuity

Association of America

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2004 (the “Prospectus”), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services; telephone 877 518-9161. Terms used in the Prospectus are incorporated in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

B-2	Investment Restrictions
B-2	Investment Policies and Risk Considerations
B-2	Options and Futures
B-4	Firm Commitment Agreements and Purchase of “When-Issued Securities”
B-5	Lending of Securities
B-5	Repurchase Agreements
B-5	Swap Transactions
B-6	Segregated Accounts
B-6	Other Investment Techniques and Opportunities
B-6	Portfolio Turnover
B-6	Valuation of Assets
B-6	Equity Securities
B-6	Money Market Instruments
B-6	Options
B-7	Investments for Which Market Quotations Are Not Readily Available
B-7	Disclosure of Portfolio Holdings
B-7	Management
B-7	Separate Account Management Committee and Officers
B-10	Compensation of Managers
B-11	Proxy Voting Policies
B-11	Investment Advisory and Related Services
B-11	Investment Advisory Services
B-11	Administrative Services
B-11	Advisors and TIAA
B-12	Custody of Portfolio
B-12	Auditors
B-12	Brokerage Allocation
B-12	Periodic Reports
B-13	General Matters
B-13	Assignment of Contracts
B-13	Payment to an Estate, Guardian, Trustee, etc.
B-13	Benefits Based on Incorrect Information
B-13	Proof of Survival
B-13	State Regulation
B-13	Legal Matters
B-13	Experts
B-13	Additional Information
B-13	Financial Statements

Investment Restrictions

The following restrictions are fundamental policies with respect to the separate account and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the separate account:

1.	The separate account will not issue senior securities except as SEC regulations permit;

2.	The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the separate account’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account’s total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3.	The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.	The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5.	The separate account will not make an investment in an industry if after giving effect to that investment the separate account’s holding in that industry would exceed 25% of the separate account’s total assets— this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6.	The separate account will not purchase real estate or mortgages directly;

7.	The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8.	The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9.	The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

Investment Policies and Risk Considerations

Options and Futures

The separate account may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner but rather to use them primarily as hedging techniques or for cash management purposes.

Options. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts

B- 2    Statement of Additional Information TIAA Separate Account VA-1

or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, the separate account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option benefits the separate account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the separate account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the separate account, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the separate account, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account’s portfolio of securities. To the extent that the separate account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the separate account deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract-assuming a “long” position-the separate account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions simply are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the

TIAA Separate Account VA-1 Statement of Additional Information    B- 3

issuer of a particular security). By establishing an appropriate “short” position in stock index futures, the separate account may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the separate account can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position which will operate to terminate the separate account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain. All margin payments will be made to a custodian in the broker’s name.

There are several risks in connection with the use by the separate account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. The separate account will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts by the separate account for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account’s portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of the separate account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Teachers Advisors, Inc. (“Advisors”) still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the separate account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions which permit the funds to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Separate Account has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, is not subject to registration as commodity pool operators. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the separate account’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Options and futures transactions may increase the separate account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Firm Commitment Agreements and Purchase of “When-Issued” Securities

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. When the separate account enters into firm commitment agreements, liability for the purchase price— and the rights and risks of ownership of the securities— accrues to the

B- 4    Statement of Additional Information TIAA Separate Account VA-1

separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see “Segregated Accounts,” page B-6). The separate account will not purchase securities on a “when issued” basis if, as a result, more than 15% of its net assets would be so invested.

Lending of Securities

Subject to investment restriction 8(a) on page B-2 (relating to loans of portfolio securities), the separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

Repurchase Agreements

Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account’s seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions

The separate account may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account’s exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account’s custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see “Segregated Accounts,” below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

TIAA Separate Account VA-1 Statement of Additional Information    B- 5

To the extent that there is an imperfect correlation between the return the separate account is obligated to swap and securities or instruments representing such return, the value of the swap transaction may be adversely affected. The separate account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

Segregated Accounts

In connection with when-issued securities, firm commitment agreements, and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

Other Investment Techniques and Opportunities

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account’s portfolio.

Portfolio Turnover

The transactions engaged in by the separate account are reflected in the separate account’s portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account’s contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. The portfolio turnover rate in 2003 and 2002 for the separate account were 4.14% and 5.33%, respectively.

Valuation of Assets

The assets of the separate account are valued as of the close of each valuation day.

Equity Securities

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities that are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.

Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S. over-the-counter equity securities are valued at the mean of the closing bid and asked prices.

Equity securities traded in the United States may be valued at fair value as determined in good faith under the direction of the Management Committee (see “Management,” below) if events materially affecting the value of a domestic investment (as determined in our sole discretion) occur between the time when its price is determined and the time the separate account’s net asset value is calculated.

Money Market Instruments

Money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities, or are derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Values for money market instruments will be obtained either from one or more of the major market makers or from one or more of the financial information services for the securities to be valued.

Options

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

B- 6    Statement of Additional Information TIAA Separate Account VA-1

Investments for Which Market Quotations are Not Readily Available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Management Committee (see “Management,” below).

Disclosure of Portfolio Holdings

Our general policy is to only disclose information with respect to the Separate Account’s portfolio holdings quarterly, 30 days after the end of the quarter. We may disclose portfolio information outside of this time period as follows:

•	We may make holdings in particular securities available at any time to stock exchanges, regulators or issuers, with appropriate management approval.

•	We may make portfolio holdings information available on a regular basis to ratings or ranking organizations and other approved third parties, subject to written confidentiality agreements.

Later this year, we will be filing portfolio holdings information with the Securities and Exchange Commission on a quarterly basis, which filings will be publicly available.

Management

Separate Account Management Committee and Officers

The following table includes certain information about the separate account’s Management Committee members (“Managers”) and officers including positions held with the separate account, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each Manager and certain directorships held by each of them. The first table includes information about the separate account’s disinterested Managers and the second table includes information about the separate account’s officers.

Disinterested Managers

				Number of
		Term of Office and		Portfolios in Fund
	Position(s) Held	Length of Time	Principal Occupation(s)	Complex Overseen	Other Directorships
Name, Address and Age	with Fund	Served	During Past 5 Years	by Manager	Held by Manager

Willard T. Carleton 4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 69	Manager	Indefinite term. Manager since 2001.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration. Formerly, Donald R. Diamond Professor of Finance, University of Arizona, 1999-2001, and Karl L. Eller Professor of Finance, University of Arizona, 1984-1999. Trustee of TIAA, 1984-2003.	53	None
Martin J. Gruber New York University Stern School of Business Henry Kaufman Management Education Center 44 West 4th Street, Suite 988 New York, NY 10012 Age: 66	Chairman of the Management Committee	Indefinite term. Manager since 2001.	Nomura Professor of Finance, New York University, Stern School of Business. Formerly, Chairman, Department of Finance, New York University, Stern School of Business. Trustee of TIAA, 1996- 2000.	53	Director, Scudder Investments (New York) Funds, Japan Equity Fund, Inc., Singapore Fund, Inc., and the Thai Capital Fund, Inc.
Nancy L. Jacob Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 61	Manager	Indefinite term. Manager since 2001.	President and Managing Principal, Windermere Investment Associates. Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc., and Executive Vice President, U.S. Trust of the Pacific Northwest.	53	None
Bevis Longstreth Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 70	Manager	Indefinite term. Manager since 2001.	Retired Partner, Debevoise & Plimpton. Formerly, Partner and Of Counsel of Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law and Commissioner of the U.S. Securities and Exchange Commission.	53	Member of the Board of Directors of AMVESCAP, PLC and Chairman of the Investment Committee of the Nathan Cummings Foundation.
Bridget A. Macaskill 160 East 81st Street New York, NY 10028 Age: 55	Manager	Indefinite term. Manager since 2003.	Formerly, Chairman, Oppenheimer Funds, Inc., 2000-2001. Chief Executive Officer, 1995-2001; President, 1991-2000; and Chief Operating Officer, 1989-1995 of that firm.	53	Director, J Sainsbury plc and Prudential plc. International Advisory Board, British-American Business Council.
Stephen A. Ross Sloan School of Management Massachusetts Institute of Technology 77 Massachusetts Avenue Cambridge, MA 02139 Age: 60	Manager	Indefinite term. Manager since 2001.	Franco Modigliani Professor of Finance and Economics, Sloan School of Management, Massachusetts Institute of Technology, Co-Chairman, Roll & Ross Asset Management Corp. Formerly, Sterling Professor of Economics and Finance, Yale School of Management, Yale University.	53	Director, Freddie Mac; Co- Chairman, Roll & Ross Asset Management Corp.; and Principal, IV Capital, Ltd.
Maceo K. Sloan NCM Capital Management Group, Inc. 2634 Chapel Hill Boulevard, Suite 206 Durham, NC 27707 Age: 54	Manager	Indefinite term. Manager since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc., and Chairman and Chief Executive Officer, NCM Capital Management Group, Inc., since 1991.	53	Director, SCANA Corporation and M&F Bancorp, Inc.
TIAA Separate Account VA-1 Statement of Additional Information    B- 7

Number of
		Term of Office and		Portfolios in Fund
	Position(s) Held	Length of Time	Principal Occupation(s)	Complex Overseen	Other Directorships
Name, Address and Age	with Fund	Served	During Past 5 Years	by Manager	Held by Manager

Robert W. Vishny University of Chicago Graduate School of Business 1101 East 58th Street Chicago, IL 60637 Age: 45	Manager	Indefinite term. Manager since 2001.	Eric J. Gleacher Distinguished Service Professor of Finance, University of Chicago, Graduate School of Business. Founding Partner, LSV Asset Management.	53	None

Officers

Number of
		Term of Office and		Portfolios in Fund
	Position(s) Held	Length of Time	Principal Occupation(s)	Complex Overseen	Other Directorships
Name, Address and Age	with Fund	Served	During Past 5 Years	by Manager	Held by Manager

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 60	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.	Chairman, President and Chief Executive Officer of TIAA. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”). Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc., 2000- 2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997-1999.	N/A	Member of the Board of Directors of the New York Stock Exchange
Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.	Vice President of TIAA and Treasurer of TIAA and the TIAA- CREF Funds. Vice President and Treasurer of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual & Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).	N/A	N/A
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 44	Executive Vice President, Chief Investment Officer	Indefinite term. Executive Vice President since 1998. Chief Investment Officer since 2004.	Executive Vice President, Chief Investment Officer of TIAA and the TIAA-CREF Funds. President and Chief Executive Officer of Investment Management and Advisors. Director of TIAA-CREF Life and Advisors and Manager of Investment Management.	N/A	N/A
I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 51	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds. Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001-2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993-2001.	N/A	N/A
E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 2001.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds.	N/A	N/A
Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000-2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997-2000.	N/A	N/A
B- 8    Statement of Additional Information TIAA Separate Account VA-1

Number of
		Term of Office and		Portfolios in Fund
	Position(s) Held	Length of Time	Principal Occupation(s)	Complex Overseen	Other Directorships
Name, Address and Age	with Fund	Served	During Past 5 Years	by Manager	Held by Manager

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 50	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds. Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated.	N/A	N/A
Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds. Director of Advisors, Services, TPIS, Tuition Financing and TIAA-CREF Life and; Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999-2003; and Head and Deputy Head of Global Market Risk Management, 1997-1999.	N/A	N/A
Elizabeth A. Monrad TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President and Chief Financial Officer of TIAA, the TIAA-CREF Funds, Advisors and Investment Management. Executive Vice President of TPIS, Services and Tuition Financing. Director of Advisors, TPIS, Tuition Financing and TIAA-CREF Life. Manager of Investment Management and Services. Executive Vice President, Finance, Actuarial and Facilities of TIAA-CREF Life. Formerly, Chief Financial Officer and Senior vice President of GeneralCologne Re (2000-2003), Vice President, Corporate Controller, Corporate Treasurer and Chief Financial Officer of its North American Reinsurance Operations (1997-2000).	N/A	Director, Colgate-Palmolive Company
Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	Executive Vice President	Indefinite term. Executive Vice President since 2001.	Executive Vice President, Client Services, of TIAA and the TIAA-CREF Funds. President, Chief Executive Officer and Manager of Services. Director of TPIS, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000-2003; Vice President, Eastern Division, 1994-2000.	N/A	N/A
Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 38	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds. Director, TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999-Feb. 2003; and Vice President and Head of Human Resources— Japan Morgan Stanley, 1998-1999.	N/A	N/A
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 53	President	Indefinite term. President since 2003.	Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS; Manager of Services; President and Director of Tuition Financing. Formerly, President and Chief Executive Officer, Horizon Mercy, 1996- 2000.	N/A	N/A
John A. Somers TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 60	Executive Vice President	Indefinite term. Executive Vice President since 1998.	Executive Vice President of TIAA and the TIAA-CREF Funds. Executive Vice President of Investment Management and Advisors and Director of TIAA-CREF Life.	N/A	N/A

TIAA Separate Account VA-1 Statement of Additional Information    B- 9

Equity Ownership of Managers

The following chart includes information relating to equity securities beneficially owned by TIAA Separate Account VA-1 Managers in the Separate Account and in all registered investment companies in the same “family of investment companies” as the Separate Account, as of December 31, 2003. The Separate Account’s family of investment companies includes TIAA Separate Account VA-1, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds.

Disinterested Managers

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range	Registered Investment
	of Equity	Companies Overseen by
	Securities in	Manager in Family of
Name of Manager	Separate Account	Investment Companies

Willard T. Carleton	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Bevis Longstreth	None	Over $100,000
Bridget A. Macaskill	None	None
Stephen A. Ross	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Robert W. Vishny	None	$50,001-$100,000

Compensation of Managers

The following table shows the compensation received from the Separate Account and the TIAA-CREF fund complex by each non-officer manager for the year ended December 31, 2003. The Separate Account’s officers receive no compensation from any fund in the TIAA-CREF Fund complex. The TIAA-CREF fund complex consists of: College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds, each a registered investment company.

Disinterested Managers

		(3)
		Pension or	(5)
	(2)	Retirement Benefits	Total
	Aggregate	Accrued as Part of	Compensation
(1)	Compensation from	Separate Account	from Fund
Name of Person	Separate Account	Expenses	Complex(1)

Willard T. Carleton	$156	$0	$29,750
Joyce A. Fecske(3)(5)	$716	$0	$140,000
Martin J. Gruber	$426	$179	$83,000
Nancy L. Jacob	$478	$179	$93,500
Bevis Longstreth(2)	$444	$179	$86,500
Bridget A. Macaskill	$8	$0	$1,501
Stephen A. Ross(2)	$548	$179	$107,000
Nestor V. Santiago(2)(4)	$172	$89	$33,999
Eugene C. Sit(3)(5)	$716	$0	$140,000
Maceo K. Sloan	$467	$179	$91,000
David K. Storrs(3)(5)	$716	$0	$140,000
Robert W. Vishny	$378	$179	$74,000

(1)	Includes portion of fees attributed to service on the TIAA-CREF Mutual Funds Board, TIAA-CREF Institutional Mutual Funds Board, TIAA-CREF Life Funds Board, and the Management Committee of TIAA Separate Account VA-1.

(2)	This compensation, or a portion of it, was not actually paid based on prior election of manager to defer receipt of payment in accordance with the provisions of deferred compensation plan for non-officer managers. Excluding this year’s deferrals, a total of $2,529,313 earned across the fund complex has been deferred for prior years’ service, including interest through year-end 2003, for all current managers who had elected to defer their compensation.

(3)	The Managers so noted, retired effective November 2002.

(4)	This Manager expired on June 12, 2003.

(5)	Represents special payment to Manager in consideration of his/her voluntary retirement from the Management Committee in conjunction with Management Committee restructuring.

Managers who are active officers of TIAA do not receive any additional compensation for their services as managers.

Responsibilities of the Management Committee

The Management Committee is responsible for overseeing the separate account’s corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Management Committee is responsible for the initial approval and annual renewal of the separate account’s investment management agreement with Teachers Advisors, Inc. (“Advisors”). In considering whether to initially approve the investment management agreement and renew the agreement annually thereafter, the Management Committee considered the investment management fee in light of a variety of factors, including (a) the capability of Advisors to provide the services required by the agreement; and (b) the reasonableness of the investment management fee and how this fee compared to fees paid by other similar variable annuities.

As part of its consideration of the capability of Advisors to provide services to the separate account and its shareholders, the Management Committee reviewed the performance of the separate account. In considering the fee charged under the agreement, the Management Committee considered the gross investment management fee charged under the agreement and Advisors’ current waiver of a portion of its fee for managing the separate account. In comparing the expense ratio of the separate account to other variable annuities, the Management Committee took into account that the expense ratio compared favorably to those of other variable annuities.

Committees

Every year the Management Committee appoints certain committees with specific responsibilities for aspects of TIAA Separate Account VA-1’s operations. Included among these are:

(1)	An Audit Committee, consisting solely of independent Managers who are not officers of TIAA Separate Account VA-1, which audits and examines the records and affairs of TIAA Separate Account VA-1 as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter that is available upon request. During 2003, the Audit Committee held ten meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber and Ms. Macaskill.

(2)	A Finance Committee, which oversees the management of the TIAA Separate Account VA-1 investments subject to appropriate oversight by the full Management Committee. During 2003, the Finance Committee held five meetings. The current members of the Finance Committee are Dr. Gruber (chair), Dr. Carleton, Dr. Jacob, Mr. Longstreth, Ms. Macaskill, Dr. Ross, Mr. Sloan and Dr. Vishny.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent Managers who are not officers of TIAA Separate Account VA-1, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of TIAA Separate Account VA-1 and the initiation of appropriate shareholder resolutions. During 2003, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton and Dr. Vishny.

B- 10    Statement of Additional Information TIAA Separate Account VA-1

(4)	An Executive Committee, which generally is vested with full Management Committee powers between meetings on matters not specifically addressed by the full Management Committee. During 2003, the Executive Committee held no meetings. The current members of the Executive Committee are Dr. Gruber (chair), Mr. Longstreth, Dr. Ross and Mr. Sloan.

(5)	A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of TIAA Separate Account VA-1, which nominates certain officers of TIAA Separate Account VA-1 and the standing committees of the Management Committee, and recommends candidates for election as trustees. During 2003, the Nominating and Personnel Committee held sixteen meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Dr. Carleton and Dr. Jacob.

Investors can recommend for election to the management committee, and the Nominating and Personnel Committee will consider, nominees by providing potential nominee names and background to the Secretary of TIAA Separate Account VA-1. The Secretary’s address is 730 Third Avenue, New York, New York 10017-3206.

Proxy Voting Policies

The Separate Account has adopted policies and procedures to govern its voting of proxies of portfolio companies. The Separate Account seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

As a general matter, the Management Committee has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Management Committee approved guidelines established by the Trustee Committee on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this Statement of Additional Information.

Advisors has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the funds’ shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

The Separate Account believes there are no material conflicts of interest that interfere with their voting decisions. There may be rare instances in which a trustee or senior executive of the Separate Account, Advisors or Advisors’ affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse himself from all decisions regarding the portfolio company.

A report of proxies voted for the Separate Account is made quarterly to the Separate Account’s Management Committee and/or the Finance Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

After August 31, 2004, an annual record of all proxy votes cast for the Separate Account during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

Investment Advisory and Related Services

Investment Advisory Services

Investment advisory services and related services for the separate account are provided by personnel of Teachers Advisors, Inc. (“Advisors”). Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial, and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of assets annually. Currently, with Advisors waiving a portion of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.07% for expenses related to the management of the assets of the separate account.

For the years ended December 31, 2003, 2002, and 2001, the separate account paid investment advisory fees of $480,522, $503,390, and $607,889, respectively. These fees reflect the waiver by Advisors of a portion of its investment advisory fee for the years ended December 31, 2003, 2002, and 2001, of $1,578,607, $1,653,731, and $1,997,033, respectively.

Personal Trading Policy

The separate account, Advisors and Teachers Personal Investors Services, Inc. (“TPIS”) have adopted codes of ethics under rule 17j-1 of the 1940 Act. These codes govern the personal trading activities of certain employees or “access persons” and members of their households. While these individuals may invest in securities that may also be purchased or held by the separate account, they must also generally preclear and report all transactions involving securities covered under the codes. Some transactions they make must be reported and approved. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

Administrative Services

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December 31, 2003, 2002, and 2001, administrative expenses incurred were $1,372,669, $1,437,993, and $1,736,509, respectively.

Advisors and TIAA

Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and the largest retirement system in the world, based

TIAA Separate Account VA-1 Statement of Additional Information    B- 11

on assets under management. TIAA-CREF serves approximately 2.5 million people. As of December 31, 2003, TIAA’s assets were approximately $142.4 billion; the combined assets for TIAA and CREF totaled approximately $289.4 billion.

TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors, and Teachers Personal Investors Services, Inc., the principal underwriter for the interests in the variable annuity contracts funded through the separate account. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC (“Investment Management”). Investment Management provides investment advisory services to CREF, TIAA’s companion organization. All of the foregoing are affiliates of the separate account and Advisors.

Custody of Portfolio

The custodian for the assets of the separate account is Deutsche Bank Trust Company Americas, 60 Wall Street, New York, New York 10005.

Auditors

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the separate account’s independent auditors and, in that regard, provides general auditing services for the separate account.

Brokerage Allocation

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution, and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) a CREF account or any other account that they may also be managing on behalf of TIAA-CREF Investment Management, LLC (“Investment Management”), another investment adviser also affiliated with TIAA, or (ii) TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds or any other investment account whose assets Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account. The aggregate amount of brokerage commissions paid by the separate account during 2003, 2002, and 2001 was $9,687, $24,491, and $53,064, respectively.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the separate account or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2003. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Aggregate
$ Amount of
Commissions
Paid to Firms
That Provided
Fund	Research Services

Stock Index Account	$1,888

Research or services obtained for the separate account may be used by Advisors in managing other investment company accounts. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors’ fiduciary duty to the separate account.

During 2003, the separate account acquired securities of certain of its regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securities related activities. These entities and the value of the securities of these entities held by the separate account as of December 31, 2003, are set forth below:

A. Regular Broker or Dealer Based on Brokerage Commission Paid

Morgan Stanley & Co. (Parent-Morgan Stanley)	$4,338,000
Goldman Sachs & Co. (Parent-Goldman Sachs Group, Inc.)	$1,988,000
Bear Stearns & Co. (Parent-Bear Stearns Companies, Inc.)	$567,000

B. Regular Broker or Dealer Based on Entities Acting As Principal

Goldman Sachs & Co. (Parent-Goldman Sachs Group, Inc.)	$1,988,000

Periodic Reports

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1)	Premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total;

(3)	cash withdrawals from the separate account during the quarter; and

(4)	any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

B- 12    Statement of Additional Information TIAA Separate Account VA-1

General Matters

Assignment of Contracts

You can assign the contract at any time.

Payment to an Estate, Guardian, Trustee, Etc.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits Based on Incorrect Information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of Survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State Regulation

TIAA and the separate account are subject to regulation by the New York State Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Legal Matters

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA. Sutherland Asbill & Brennan LLP, Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Experts

The financial statements of TIAA and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein (which report on the financial statements of TIAA expresses an opinion that such financial statements are presented in conformity with statutory accounting practices, a comprehensive basis of accounting as described in Note 2, and not in conformity with generally accepted accounting principles), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Additional Information

A Registration Statement has been filed with the Securities and Exchange Commission, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

Financial Statements

The audited financial statements of the separate account and TIAA follow.

The financial statements of TIAA should be distinguished from the financial statements of the separate account and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Separate Account VA-1 Statement of Additional Information    B- 13

TIAA-CREF Policy Statement on Corporate Governance	Appendix A

INTRODUCTION

Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is a long-term investor in the U.S. and international equity markets. We recognize that the development, vitality and integrity of public corporations are critical to the strength of TIAA-CREF’s investments and to the country’s overall economy and society. We believe that sound corporate governance contributes significantly to long-term corporate performance. Accordingly, we conceive our fiduciary responsibility to our shareholders and participants to require that we be advocates for better corporate governance— both as a means to improve long-term value for our participants and to foster the investor confidence necessary for the long-term viability of the free market system.

TIAA-CREF’s views on corporate governance are founded on our conviction that good corporate governance should maintain the appropriate balance between the rights of shareholders— the owners of the corporations— and the needs of the board and management to direct and manage effectively the corporation’s affairs. A sound governance structure should reinforce a culture of corporate integrity, contribute to the identification and pursuit of long-term strategic goals of growth and profit and, most importantly, ensure continuity of strong leadership. At the same time, it should provide an active and vigilant line of defense against breaches of integrity and abuses of authority.

This Policy Statement sets forth our views as to what good corporate governance means in an ever-changing economic environment and presents our voting guidelines on major proxy issues. We expect that the statement will serve as a basis for dialogue with boards of directors and senior managers, with the objectives of improving corporate governance practices and increasing long-term shareholder value.

This is the fourth edition of this document, which is revised periodically by the Corporate Governance and Social Responsibility Committees of the TIAA-CREF boards. We note that this revision reflects our reaction to recent major corporate governance failures and market dysfunction and to the regulatory and legislative responses they provoked. New reforms, including the Sarbanes-Oxley legislation and the amended listing requirements of the major U.S. exchanges, have materially affected the market place and investor expectations. These reforms have served to codify into law and regulation many principles and policies that TIAA-CREF has long endorsed—a development our participation in the regulatory process helped to produce.

This statement reflects recent experience and strengthens and clarifies our corporate governance principles, to make them more useful to corporate managements, boards of directors, other shareholders and market participants. We place particular priority on three areas that were generally recognized as sources of significant and continuing corporate governance deficiencies: 1) the failure of boards of directors to play their required oversight role; 2) the failure of some professional advisors, including public accountants, law firms, investment bankers and consultants, to discharge their responsibilities properly, and 3) the failure of many investors, particularly institutional investors, to exercise effectively their rights and responsibilities or even to be heard on matters of corporate governance importantly affecting them. Our new policy initiatives reinforce and supplement the reforms announced to date and help to ensure that the spirit of these reforms is incorporated into practice.

Although many of the specifics in this statement relate principally to companies incorporated in the United States, the broad principles apply to all public corporations in which TIAA-CREF might invest. TIAA-CREF’s portfolio has been diversified internationally for many years, and we have played a significant role in efforts to improve global standards of corporate governance. We will continue to promote principles and practices of good corporate governance outside the United States, as explained in the section on global standards.

THE BOARD OF DIRECTORS

The primary responsibility of the board of directors is to foster the long-term success of the corporation, consistent with its fiduciary responsibility to shareholders and its obligations to regulators. To carry out this responsibility, the board must ensure that it is independent and accountable to shareholders and must exert authority for the continuity of executive leadership with proper vision and values. The board is singularly responsible for the selection and evaluation of the corporation’s chief executive officer and included in that evaluation is assurance as to the quality of senior management. The board should also be responsible for the review and approval of the corporation’s long-term strategy, the assurance of the corporation’s financial integrity, and the development of equity and compensation policies that motivate management to achieve and sustain superior long-term performance.

The board should put in place structures and processes that enable it to carry out these responsibilities effectively. Certain issues may be delegated appropriately to committees, including the audit, compensation and corporate governance/nominating committees, to develop recommendations to bring to the full board. Nevertheless, the board maintains overall responsibility for the work of the committees and the long-term success of the corporation.

TIAA-CREF puts major focus on the quality of the board of directors. Accordingly, while we normally vote for the board’s nominees, we will vote for alternative candidates when our analysis indicates that those candidates will better represent shareholder interests. We will withhold our vote from unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. We also will withhold our vote from unopposed directors when the board as a whole has acted contrary to legitimate shareholder concerns.

A. Board Membership

1. Director Independence. The Board should be comprised of a substantial majority of independent directors. This is a prime example of a principle long espoused by TIAA-CREF and now accepted by mainstream boards and senior managements. Going forward, TIAA-CREF will focus on how company boards interpret and implement the new exchange listing requirements as reflected by their actions and corporate governance positions and will encourage board practices that promote a spirit and culture of true independence and vitality.

More specifically, the definition of independence should extend beyond that incorporated in amended listing standards of the exchanges. We believe independence means that a director and his or her immediate family have no present or former employment with the company, nor any substantial connection of a personal or financial nature (other than equity in the company or equivalent stake) to the company or its management that could in fact or in appearance compromise the director’s objectivity and loyalty to shareholders. To be independent, the director must not provide, or be affiliated with any organization that provides goods or services for the company if a reasonable, disinterested observer could consider the relationship substantial.

True independence depends upon these and other factors that may not be readily discerned by shareholders. In view of the importance of indepen-

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dence, non-management directors should evaluate the independence of each of their fellow directors based on all information available to them and should disclose to shareholders how they determine that directors are capable of acting independently.

2. Director Qualifications. The board should be comprised of individuals who can contribute business judgment to board deliberations and decisions, based on their experience in relevant business, management disciplines or other professional life. Directors should reflect a diversity of background and experience, and at least one director should qualify as a financial expert for service on the audit committee. Each director should be prepared to devote substantial time and effort to board duties, taking into account other executive responsibilities and board memberships.

3. Board Alignment with Shareholders. Directors should have a direct, personal and material investment in the common shares of the company so as to align their attitudes and interests with those of public shareholders. The definition of a material investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation; their use is less aligned with the interests of long-term equity owners than other forms of equity.

4. Director Education. Directors should continuously take steps through director education to improve their competence and understanding of their roles and responsibilities and to deepen their exposure to the company’s businesses, operations and management. The company should disclose whether directors are participating in such programs. New directors should receive comprehensive orientation, and all directors should receive periodic updates concerning their responsibilities or participate in periodic director education programs. Companies may develop and conduct such programs internally and may encourage directors to participate in independent programs available for director education through universities and organizations with a history of providing excellent education.

5. Disclosure of Any Monetary Arrangements. The Board should approve and disclose to shareholders any monetary arrangements with directors for services outside normal board activities.

B. Board Responsibilities

1. Fiduciary Oversight. The board must exercise its fiduciary responsibilities in the best interests of the corporation and its shareholders. In addition to ensuring that corporate resources are used only for appropriate business purposes, the board should be a model of integrity and inspire a culture of high ethical standards. The board should mandate strong internal controls, avoid board member conflicts of interest, and promote fiscal accountability and compliance with all applicable laws and regulations. The board should develop a clear and meaningful set of governance principles and disclose them to shareholders on the company’s website, as well as in the annual report or proxy statement. The board also should develop procedures that require that it be informed of violations of corporate standards. Finally, through the audit committee, the board should be directly engaged in the selection and oversight of the corporation’s external audit firm.

2. CEO Selection and Succession Planning. The development, selection and evaluation of executive leadership are among the most important decisions the board will make. Continuity of strong executive leadership with proper values is critical to corporate success. Under such leadership, companies have the best opportunity to succeed and benefit shareholders. Indifferent or weak leadership over time allows the best of business positions to erode and a company’s fortunes to decline. To ensure the long-term success of the company and its shareholders, it is imperative that the board develop, select and support strong corporate leadership.

This process depends upon a thorough and effective management development and succession plan, and a sound evaluation process. The succession plan should identify high-potential executives and provide them with career development opportunities to advance in increasingly responsible positions. A thoughtful and deliberate succession plan will result in a pool of senior managers who have the experience and demonstrated capabilities to succeed as the Chief Executive Officer.

The evaluation process should be ongoing and should reflect a clear understanding between the board and the CEO regarding the corporation’s expected performance, including specific objectives and measures for CEO performance.

3. Strategic Planning. The board should review the company’s strategic plan at least annually. The strategic allocation of corporate resources to each of the company’s businesses is critical to its future success. Strategic plan reviews should include assessments of a) markets, products and customers for each major business segment; b) competitive strengths and weaknesses of the company; c) opportunities and threats confronting the company; d) key success factors and other elements necessary to maintain a competitive advantage; e) human resource management issues; and f) a projection of the firm’s financial resources, which ensures flexibility and includes sufficient availability of capital needed to achieve its strategic objectives.

4. Equity Policy. The board should develop an equity policy that reflects its broad philosophy regarding the proportion of stock that the company intends to be available for executive compensation and communicate that policy to shareholders. The board should establish limits on the number of shares to be available for option programs, as measured by potential dilution, and should disclose the terms of those programs. As equity-based compensation has become an increasingly important part of executive compensation, it has claimed an increasingly larger share of the equity base of the corporation— in many cases far more than shareholders would have approved or the board may have intended. A well-designed equity policy will help to prevent such results and ensure that compensation is appropriately linked to both corporate performance and corporate resources.

C. Board Structure and Processes

1. Role of the Chairman. The board should organize its functions and conduct its business in a manner that enables it to carry out its responsibilities consistent with good governance principles.

Thus, it should ensure that it is the focal point for accountability of the CEO and management of the company. In the absence of special circumstances, we would leave to the discretion of the board whether to separate the positions of CEO and chairman. However, when the board chooses not to separate the positions, it should designate a lead or presiding director who would preside over executive sessions of independent directors and, if the board determines it to be appropriate, would participate actively in the preparation of board agendas. The board should encourage full discussion of all issues before the board and provide appropriate resources for board members so that they may prepare for meetings.

2. Committee Structure. The board should delegate certain functions to committees. Under new regulations, three key committees must be comprised exclusively of independent directors: the audit committee, the compensation committee, and the corporate governance/nominating committee. The new requirements have also greatly expanded the responsibilities and necessary competencies of audit committee members. The credibility of the corporation will depend in part on the vigorous demonstration of indepen-

TIAA Separate Account VA-1 Statement of Additional Information    B- 15

dence by the committees and their chairs. Committees should have the right to retain and evaluate outside consultants and to communicate directly with staff below the senior level.

The committees should report back to the board on important issues they have considered and upon which they have taken action. The audit, compensation and corporate governance/ nominating committees should meet in executive session on a regular basis with inclusion of management personnel, if appropriate because of issues under discussion, and also without such personnel being present. If the company receives a shareholder proposal, the committee most appropriate to consider the matter should review the proposal and the management response to it. Each committee should create and disclose to shareholders a clear and meaningful charter specifying its role and responsibilities, including the following:

• Audit Committee

The audit committee plays a critical role in ensuring the corporation’s financial integrity and consideration of legal and compliance issues. It represents the intersection of the board, management, independent auditors, and internal auditors, and it has sole authority to hire and fire the corporation’s independent auditors. When selecting auditors, the committee should consider the outside firm’s independence. The committee should ensure that the firm’s independence is not compromised by the provision of non-audit services. The committee should establish limitations on the type and amount of such services that the audit firm can provide. The committee should also consider imposing limitations on the corporation’s ability to hire staff from the audit firm and requiring periodic rotation of the outside audit firm.

In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the audit committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s process to monitor and manage business risks facing the company. The committee should establish a means by which employees can communicate directly with committee members and should ensure that the company develops, and is in compliance with, ethics policies and legal and regulatory requirements.

• Compensation Committee

Executive compensation practices provide a window into the effectiveness of the board. Through the compensation committee, the board should implement rational compensation practices that respond to the company’s equity policy, including conditional forms of compensation that motivate managers to achieve performance that is better than that of a peer group. They should not be driven by accounting treatment or the pursuit of short-term share price results. Compensation should reward only the creation of genuine and sustainable value. With shareholders’ interest and fairness in mind, the committee should develop policies and practices regarding cash pay, the role of equity-based compensation, fringe benefits and senior management employment contracts, severance and payments after change of control. All policies should be disclosed to shareholders upon adoption by the full board. As described later in this statement, TIAA-CREF has developed guidelines for the specific components of executive compensation.

• Corporate Governance/Nominating Committee

The corporate governance/nominating committee is responsible for ensuring that the corporation has an engaged and vital board of directors. The committee should be charged to make recommendations related to the preparation of corporate governance principles; director qualifications and compensation; board and committee size, structure, composition and leadership; board and committee effectiveness; and director independence evaluation and director retirement policy. It should also be responsible for succession planning. The committee should also consider how new regulatory requirements affecting corporate governance should change company practices.

3. Executive Sessions. The board should hold routinely scheduled executive sessions at which management, including the CEO, is not present. These meetings should help to facilitate a culture of independence, providing directors with an opportunity to engage in open discussion of issues that might otherwise be inhibited by the presence of the CEO or management. Executive sessions should also be used to evaluate CEO performance and discuss CEO compensation.

4. Board Evaluation. The board should conduct regular evaluations of its performance and that of its key committees. Such evaluations should be designed to improve the board’s effectiveness and enhance its engagement and vitality. They should be based on criteria defined in the board’s governance principles and its committee charters and should include a review of the skills, experience and contributions represented in the boardroom. In addition to director orientation and education, the board should consider other ways to improve director performance, including individual director performance evaluations.

5. Annual Elections. All directors should stand for annual election to the board. A classified board structure at a public company can be a significant impediment to a free market for corporate control, particularly in combination with other takeover defenses, such as a “poison pill” shareholder rights plan. Moreover, a classified board structure can restrict a board’s ability to remove expeditiously an ineffective director.

6. Board Schedule and Meeting Agendas. The board should establish schedules and agendas for the full board and its committees that anticipate business “rhythms” and normal recurring agenda items. They should specify the dates of meetings and subjects to be covered at each meeting and should ensure that all relevant materials are provided to members well before each meeting. This will enable directors to be prepared and vigorously engaged in meetings and the staff to be prepared to respond to the needs and concerns of the board and its committees. Meeting agendas should allow sufficient time to discuss important issues thoroughly.

7. Indemnification and Liability. Directors should be held accountable to the shareholders and the corporation for willful or gross negligence of their duty of loyalty and their duty of care and should not obtain insurance for these types of conduct. Exclusive of this, the corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors.

8. Board Size. The board should be large enough to allow key committees to be staffed with independent directors but small enough to allow all views to be heard and to encourage the active participation of all members.

9. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limitations on the length of director service, we believe the board should establish a director retirement policy. A fixed director retirement policy will contribute to board vitality.

SHAREHOLDER RIGHTS AND RESPONSIBILITIES

As owners of the corporation, shareholders have a unique relationship to the board and management. Unlike other groups that do business with the corporation (e.g., customers, suppliers, lenders and labor), common stock

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shareholders do not and cannot have contractual protection of their interests. Instead, they must rely on the board of directors, whom they elect, and on their right to vote at shareholder meetings. To protect their long-term economic interests, shareholders have a responsibility to monitor the conduct of the board of directors and exercise their voting rights by casting thoughtful and informed proxy votes that enhance the financial interests of their investors. In view of the importance of the board of directors, shareholders should withhold votes from unopposed directors where the individual or the board as a whole has acted contrary to legitimate shareholder concerns.

Although the proxy vote is the key mechanism by which shareholders play a role in the governance of the corporation, it is appropriate for institutional investors that are entrusted with the investment funds of others to be active shareholders and promote more effective corporate governance in the companies in which they invest. Institutional investors should also ensure that their own internal corporate governance practices meet high standards of accountability, transparency and fiduciary responsibility.

TIAA-CREF votes its proxies in accordance with the following principles, which are intended to promote shareholder rights and enhance shareholder value:

1. Each Director Represents All Shareholders. Shareholders should have the right to expect that each director is acting in the interests of all shareholders and not the interest of a dominant shareholder or a particular stakeholder.

2. One Share-One Vote. Shareholders should have the right to a vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights or reduce the proportional impact of larger shareholdings.

3. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner to a proxy tabulator independent of management, except in circumstances of a contest for control. Confidential voting protects shareholders from undue influences in making voting decisions.

4. Majority Requirements. Shareholders should have the right to approve matters submitted for their consideration with a simple majority of the shares voted. The board should not impose super-majority voting requirements, except if necessary to protect the interests of minority stockholders where there is a single dominant shareholder.

5. Abstention Votes. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. Votes cast to abstain should not be counted, except for purposes of determining whether a quorum requirement is met.

6. Authorization of Stock. Shareholders should have the right to approve increases in the authorized number of common shares. Shareholders should ensure that such increases are intended for a valid corporate purpose and are not to be used in a manner inconsistent with shareholder interests; for example, as in an excessively generous equity compensation plan.

7. Fair Price Provisions. All shareholders should receive equal financial treatment. TIAA-CREF supports “fair price” provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher-than- market prices. Similarly, we support the elimination of pre-emptive rights, which can impede a corporation’s ability to raise capital efficiently. Exceptions may be made in those cases where an independent analysis indicates that such rights have a distinct value to shareholders, as they sometimes do in jurisdictions outside the United States.

8. Anti-takeover Provisions. Shareholders should have the right to approve any action that alters the fundamental relationship between the shareholders and the board. Companies should make a compelling case prior to adopting shareholder rights plans (“poison pills”) and other anti-takeover measures, articulating their potential benefits to shareholders. We believe that any anti-takeover measure should have reasonably short expiration periods of no longer than three years. We strongly oppose anti-takeover provisions that contain “continuing director” or “deferred redemption” provisions that seek to limit the discretion of a future board to redeem the plan.

9. Incorporation Site. Shareholder interests should be protected, regardless of the corporation’s domicile. Many jurisdictions have adopted statutes that protect companies from unfriendly takeovers, in some cases through laws that obscure or dilute directors’ fiduciary obligations to shareholders. TIAA-CREF will not support reincorporations to a new domicile if we believe the motivation is to take advantage of laws or judicial interpretations that reduce shareholder rights. We encourage boards to opt out of coverage under local laws mandating special anti-takeover protection.

10. Shareholder Access to the Board. Shareholders should have the ability to communicate effectively with the board of directors. Formal procedures should be created to enable shareholders to communicate their views and concerns directly to board members. The board of directors is responsible for representing shareholders’ interests. When the board fails to fulfill its governance responsibilities, shareholders should consider other means to ensure board responsiveness, including challenges to the current board.

11. Bundled Issues. Shareholders should have the right to vote on separate and distinct issues. The board should not combine disparate issues and present them for a single vote.

EXECUTIVE COMPENSATION

As described earlier, the board is responsible for ensuring that a compensation program is in place which will attract, retain and motivate strong management and which complies with the board’s equity policy. TIAA-CREF believes that aligning the rewards of employees with those of shareholders will enhance the long-term performance of the corporation, and compensation programs that are based on performance can play the critical role in this alignment. Thus, TIAA-CREF encourages the board to work with consultants who are independent of management to develop carefully designed cash pay, stock-based compensation and fringe benefit programs that are clearly understood by management and shareholders, and based on the following principles:

1.	Compensation plans should be reasonable and fair by prevailing industry standards and able to withstand the critical scrutiny of investors, employees and the public at large.

2.	Compensation plans should be understandable and appropriate to the corporation’s size, complexity and performance.

3.	Disclosure to shareholders about executive compensation should be full and complete and should be adequate to enable a reasonably sophisticated investor to evaluate and assess the total compensation package as well as particular elements.

4.	In setting compensation levels and incentive opportunities, the board should consider the individual’s experience, expertise, responsibilities and goals and objectives, in addition to overall corporate performance. The board should also consider comparative industry pay levels. However, surveys should be considered cautiously. Surveys that appear to call for stock option use inconsistent with the board’s equity policy or clearly in excess of levels that can be explained to shareholders should be disregarded.

TIAA Separate Account VA-1 Statement of Additional Information    B- 17

5.	Compensation plans should encourage employees to achieve performance objectives and in so doing, create long-term shareholder value subject to appropriate consideration of the firm’s reputation, integrity and ethical standards.

6.	Compensation plans should be objectively linked to appropriate parameters of company performance, such as earnings, return on capital or other relevant financial or operational measures that are within the control of the executives who will receive the pay. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

A. Equity-based Compensation

Shareholder interests are greatly affected by equity-based compensation plans. Equity-based compensation can be a critical element of compensation and can provide the greatest opportunity for the creation of wealth for managers whose efforts contribute to the creation of value for shareholders. Thus, equity-based compensation plans can offer the greatest incentives. At the same time, they can offer significant incentives for abuse. There is a need for regulatory organizations to require realistic accounting of the cost of equity-based plans to the company so as to eliminate the excesses that have diminished the usefulness of these plans to shareholders. As a matter of public policy, TIAA-CREF strongly advocates comprehensive disclosure and realistic accounting of equity-based plans, with the cost charged to the income statement. Further, we urge companies to consider the following principles when developing equity-based compensation plans:

1.	The use of equity in compensation programs should be limited by the equity policy developed by the board of directors.

2.	Equity-based plans should fully disclose the size of grants, potential value to recipients, cost to the company, and plan provisions that could have a material impact on the number and value of shares distributed. Disclosure should also include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

3.	All plans that provide for the distribution of stock or stock options to employees and/or directors should be submitted to shareholders for approval.

4.	Equity-based plans should emphasize restricted stock awards. Restricted stock more closely aligns the interests of executives with shareholders (as opposed to option grants), and the value to the recipient and cost to the corporation can be determined easily and tracked continuously.

5.	Equity-based plans should make judicious use of stock option grants. When used in excess, option grants can provide management with incentives to promote the company’s stock price without necessarily improving its performance or long-term value. When stock options are awarded, a company should develop plans for performance-based options, which set performance hurdles to achieve vesting; premium options, with vesting dependent on attainment of a pre-determined appreciation of stock; and/or indexed options, with a strike price tied to an index. Accounting rules should provide a “level playing field” for consideration of these alternatives; fixed-price options should not receive more favorable accounting treatment. Companies should also require that stock obtained through exercise of options be held for substantial periods of time, apart from sales permitted to meet tax liabilities produced by such exercise.

6.	Equity-based plans should specifically prohibit or severely restrict “mega grants,” which are grants of stock options of a value, at the time of grant, greater than a reasonable and explainable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should prohibit the issuance of stock or stock options that are timed to take advantage of non-public information with significant short-term implications for the stock price.

B. Fringe Benefits and Severance Agreements

Fringe benefits are an important component of the compensation plan and can have a significant impact on shareholders. They can be extremely complex, with high potential for unintended and unearned value transfer to management, and with unanticipated cost to the company. When developing fringe benefit plans, the board should be guided by the same principles of disclosure, reasonableness and fairness that guide development of other compensation plan components.

More specifically, pension plans and executive contracts provide opportunities for earnings transfer and corporate liabilities that must be carefully controlled. Executive pension plans should provide for retirement income formulas that are comparable (as a percentage of final average pay) to that of employees throughout the organization. Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlement to allow this total to be achieved; however, SERPs should not be used to enhance retirement benefits beyond that which is reasonable. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of all SERPs should be fully disclosed.

2.	The value of the supplemental payment to which each eligible proxy-level executive is entitled should be estimated and disclosed.

3.	“Constructive credit” should be used to replicate full service credit not exceed it.

4.	Lump-sum distributions of the SERPs should be allowed; the discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

5.	The total cost of all supplemental plan obligations should be estimated and disclosed.

Executive contracts and their costs also should be disclosed. Although they can be of substantial value to the corporation and its shareholders, they generally include severance arrangements that may produce substantial continuing obligations that go beyond reasonable parameters. Companies should not provide excessive perquisites during employment or in the post-retirement period. Severance arrangements should not provide contractual payments to executives who are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice, and full disclosure are requirements, and such contracts should protect the interests of the company as well as the executive.

ROLE OF INDEPENDENT ADVISORS

Independent advisors, including public accountants, law firms, investment bankers and consultants can be critical to the effectiveness of corporate

B- 18    Statement of Additional Information TIAA Separate Account VA-1

governance and enhance the legal and regulatory compliance of the corporate client. The role of advisors and how they perform their professional responsibilities can also leave an indelible mark on a corporation’s public reputation. Accordingly, advisors should provide advice and support in the best interests of the corporate client as a whole and avoid any actual or appearance of conflict of interest or undue influence of senior management. Such advisors should not provide their professional skills and expertise to enable clients to engage in transactions or corporate practices that are primarily designed for the purpose of obscuring or disguising financial condition or to mislead the market in other material ways. If advisors reasonably understand that their professional engagement and advice is being misused for these purposes, they should seek to bring such matters to the attention of the independent directors.

If advisors are not reasonably satisfied that an appropriate response is forthcoming from the company, they should withdraw from the engagement and, if permitted by the advisor’s applicable rules of professional conduct, they should bring the matter to the attention of the appropriate regulator.

GOVERNANCE OF COMPANIES DOMICILED OUTSIDE THE UNITED STATES

Investment opportunities are increasingly spread around the globe, and in fact, the modern corporation is increasingly delocalized in its own operations and even its legal organization. Thus, the interplay of different laws, standards, and customary practices must be increasingly considered in evaluating the governance risks posed by any investment. Not every country should— or will— adopt common, “one-size-fits-all” codes of practice. Legal systems will continue to differ. This makes it all the more crucial to identify where differences in practice may lead to a significant departure from what most would agree are desirable corporate governance principles.

As the policy statements of international bodies (e.g., the International Corporate Governance Network, the Organization for Economic Cooperation and Development, and various advisory panels to the European Union) attest, there is widespread and growing agreement on many of the principles of corporate governance. But substantial resistance to certain of them still remains, such as the desirability of a market for corporate control, fair treatment of minority shareholders, and the accountability of directors to shareholders. TIAA-CREF will continue to be an active participant in the dialogue on these matters, meeting regularly with governments, shareholders, managers, regulators and exchange officials.

TIAA-CREF appreciates that our governance initiatives are most effective when taken in conjunction with significant institutions in a company’s country of origin. We also recognize the importance of understanding how other countries’ practices and structures of ownership may operate differently from a U.S. model.

As a concerned and responsible investor, TIAA-CREF votes its shares whenever possible. In accordance with this policy, we have a proxy voting group that is familiar with the voting procedures in every country in which we invest, and custodial arrangements which provide for such voting around the world. We try to identify, address and improve on mechanisms in other markets that produce impediments to effective foreign shareholder voting.

TIAA-CREF believes that it is incumbent upon any major public company, and particularly upon those that avail themselves of international capital markets, to take all reasonable steps to ensure that foreign shareholders can vote knowledgeably on issues of shareholder concern. To this end, we believe that our portfolio companies should:

1.	Publish full proxy materials in at least one widely-read international language of importance to their body of foreign shareholders (most often this will be English).

2.	Distribute such materials in a timely fashion so that international investors can make informed voting decisions and have sufficient time for the many extra steps normally entailed in voting shares from overseas.

3.	Not encumber the voting process with additional requirements and procedures so that it is more difficult for a foreign shareholder to vote shares than for one resident in the country of origin.

4.	Seek to ameliorate or eliminate particular practices such as the blocking of shares for a specified time before the shareholders’ meeting, which serve as a deterrent to share voting.

5.	Confirm, if possible, that a given shareholders’ vote has been received, and describe how that vote was recorded.

6.	Permit qualified institutional investors such as TIAA-CREF to participate in share exchanges and rights offerings on an equal basis with other investors.

SOCIAL RESPONSIBILITY ISSUES

TIAA-CREF believes that building long-term shareholder value is consistent with directors’ giving careful consideration to issues of social responsibility and the common good. We recognize that efforts to promote good corporate citizenship may serve to enhance a company’s reputation and long-term economic performance, and we encourage boards of both U.S. and international companies to adopt policies and practices that promote corporate citizenship and establish open channels of communication with shareholders, employees, customers, suppliers and the larger community. In particular, we believe that the following concerns should be among the issues that companies address:

•	The environmental impact of the corporation’s operations and products.

•	Equal employment opportunities for all segments of the population.

•	Employee training and development.

•	Evaluation of corporate actions to ensure that these actions do not negatively affect the common good of the corporation’s communities and its constituencies.

In developing our proxy voting guidelines for social issues, we seek to balance fiduciary responsibility with a commitment to corporate social responsibility and a belief that companies should be allowed flexibility in dealing with these issues. We will evaluate whether or not a resolution is practical and reasonable when it seeks action on the part of a corporation, and whether or not the shareholder resolution process is the appropriate forum for addressing the issues raised by proponents. We may be sympathetic to the concerns raised by proponents but may not believe that the actions requested of the corporation provide an effective remedy for those issues. In such instances, TIAA-CREF will vote to abstain.

TIAA Separate Account VA-1 Statement of Additional Information    B- 19

This approach to proxy voting is applied to a wide array of social issues. Our guidelines for voting on some of the more frequent issues are as follows:

Environmental Resolutions

TIAA-CREF generally will support resolutions that request reasonable disclosure about the environmental impact of a corporation’s operations and products. TIAA-CREF generally will not support proposals that would require companies to take highly specific actions or adopt very specific policies aimed at improving the environment. Exceptions may be made in cases where companies have extremely poor environmental records.

Human Rights Resolutions

TIAA-CREF generally will support resolutions that request reasonable reports concerning company activities in countries with records of repression of human rights. TIAA-CREF generally will not support resolutions that would mandate that a company take specific actions (such as withdrawing from a country) for the sole purpose of promoting a particular agenda.

Tobacco-Related Resolutions

TIAA-CREF generally will support proposals that call for increased disclosure about the risks of tobacco use and those that aim to reduce youth access to and use of tobacco products. TIAA-CREF generally will not support proposals that would require investment or divestment of a company’s assets and/or pension funds. We believe that each participant should have the choice of whether or not to invest in an account that uses non-financial criteria for its investment program.

Labor Issues Resolutions

TIAA-CREF generally will support proposals that call for a company to increase the diversity of its workforce and implement non-discrimination policies.

TIAA-CREF will consider on a case-by-case basis proposals concerning labor policies and practices. TIAA-CREF generally will support proposals that include reasonable requests and concern companies or countries where demonstrably egregious repression of human rights is found.

DIALOGUE BETWEEN TIAA-CREF AND COMPANIES

TIAA-CREF believes that its policies on corporate governance should be shaped and allowed to evolve in collaboration with the companies in which it invests. Accordingly, we will continue to take the following steps, which have proven valuable in the past:

a) provide copies of this Policy Statement and subsequent editions to companies in which we invest and suggest that the companies distribute the Statement to all executive officers and directors; b) periodically seek suggestions from companies and knowledgeable observers for ways to improve our guidelines and to make them more useful to directors and senior management; c) arrange for occasional informal opportunities for company directors, managers, and TIAA-CREF managers to review the guidelines in the Policy Statement; and d) send copies of the Policy Statement to other large institutional investors and appropriate organizations, make them available upon request, and publish them for TIAA-CREF participants and participating institutions to review and offer suggestions for change.

We also communicate directly with companies where we perceive shortcomings in governance structure or policies. We engage in confidential discussions with board members and senior executives of the companies to explain our concerns and gain insights to their company. Our aim is to resolve privately any differences we may have. When these discussions fail to persuade us that management is responsive to shareholder interests, we may file shareholder proposals to build support for necessary change.

B- 20    Statement of Additional Information TIAA Separate Account VA-1

Guidelines for Assessing Compensation Plans	Appendix

i. EQUITY-BASED AWARD COMPENSATION

When voting on equity-based compensation plans, TIAA-CREF will consider the following elements of the plan:

1. Potential Dilution from Stock-Based Plans

Red Flag: Total potential dilution from existing and proposed compensation plans exceeds 15% over duration of plan(s) or 2% in any one year.

Override: Increase threshold to 25% for plans proposed by companies in human-capital-intensive industries in which coverage extends through at least middle management levels. Increase threshold to 20% for firms at the lower range of market equity capitalization.

Comment: The override conditions are each designed to address a specific consideration. The first addresses the needs of human-capital-intensive industries where generous stock-based grants may be necessary to attract and retain personnel and where significant contributions are made by individuals outside the ranks of senior management. The second override addresses the need to provide compensation with sufficient value at lower capitalization firms, since a given level of dilution has a lower economic value in a firm with lower market capitalization.

A. Excessive Run Rate from Actual Grants

Red Flag: In the most recent three years, potential dilution from stock and stock option grants averaged in excess of 2% per year.

Override: Increase threshold to 3% for plans proposed by companies in human-capital-intensive industries.

Comment: The “potential dilution” test described above is a snapshot at a given point in time. That test can miss excessive transfer of stock ownership over time, through stock plans, to executives and employees at companies that repeatedly return to the well for more options. This red flag for excessive run rates is based on actual grants at companies requesting shareholder approval for additional share authorizations for employee stock plans.

B. Reload Options

Red Flag: Proposal provides for granting reload options.

Override: None.

Comment: Reload options are automatically reloaded after exercise at the then-current market price. They enable the individual receiving them to reap the maximum potential benefit from option awards by allowing him or her to lock in increases in stock price that occur over the duration of the option with no attendant risk. This creates an additional divergence of interests between the shareholders and the option recipient, and an open-ended force for the dilution of shareholders’ equity.

C. Evergreen Option Plans

Red Flag: Plan contains an evergreen feature that has no termination date and reserves a specified percentage of the outstanding shares for award each year.

Override: None.

D. Option Mega Grants

Red Flag: Option grants that are excessive in relation to other forms of compensation, are out of proportion to compensation of other employees of the corporation, and/or represent excessive earnings transfer opportunities compared to the scale and/or success of the corporation.

E. Option Pricing

Red Flag: Unspecified exercise price or exercise price below 100% of fair market value on the date of the grant.

Override: None.

F. Restricted Stock

Red Flag: A plan limited to restricted stock exceeds 3% dilution, or, for an omnibus plan that potentially would allow award of restricted stock exceeding this level, the company has made grants of restricted stock exceeding 1% of outstanding shares over the last three years.

Override: Arguments for higher dilution from restricted stock may be considered on a case-by-case basis for small-cap companies, or as part of a program to reduce dilution related to prior use of stock options.

G. Coverage

Red Flag: Plan is limited to a small number of senior employees.

Override: Permits awards to a small number of employees at firms at the lower range of market equity capitalization.

H. Repricing Options

Red Flag: An option plan gives the company the ability to lower the exercise price of options already awarded where the market price of the stock has declined below the original exercise price (“underwater options”).

Override: The company has not repriced options in the past or has excluded senior executives and board members from any repricing and has tied any repricing to a significant reduction in the total number of outstanding options.

Comment: Repricing options after a decline in the stock price undermines the rationale for establishing an option plan in the first place. Repricing gives management a benefit unavailable to shareholders and thereby reduces the alignment of interests between shareholders and management.

I. Excess Discretion

Red Flag: Significant terms of awards— such as coverage, option price, or type of award provided for the proposed plan— are not specified in the proposal.

Override: None.

J. Bundling

Red Flag: Vote on executive compensation plan is coupled with vote on one or more unrelated proposals.

Override: None.

Fringe Benefits

•	Support proposals that require shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

•	Consider on a case-by-case basis proposals for prior shareholder ratification of all “golden parachute” severance agreements. Voting decisions will depend on the corporate governance profile and prior actions of the company.

•	Support proposals to limit additions to supplemental executive retirement plans at the time of executives’ retirement.

TIAA Separate Account VA-1 Statement of Additional Information    B- 21

INDEX TO AUDITED FINANCIAL STATEMENTS

December 31, 2003

B- 22    Statement of Additional Information TIAA Separate Account VA-1

Report of Management Responsibility

To the Contractowners of TIAA Separate Account VA-1:

The accompanying financial statements of the Stock Index Account of TIAA Separate Account VA-1 (“VA-1”) are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States and have been presented fairly and objectively in accordance with such principles.

Teachers Insurance and Annuity Association of America (“TIAA”) has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA’s internal audit personnel provide a continuing review of the internal controls and operations of VA-1, and the chief audit executive regularly reports to the Audit Committee of VA-1’s Management Committee.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be VA-1’s policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The independent auditors’ report, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of VA-1’s Management Committee, consisting entirely of members who are not officers of VA-1, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of VA-1 by the independent auditing firm, the New York State Insurance Department, other state insurance departments and the Securities and Exchange Commission perform periodic examinations of VA-1’s operations.

President	Executive Vice President and Chief Financial Officer
TIAA Separate Account VA-1 Statement of Additional Information    B- 23

Report of the Audit Committee

To the Contractowners of TIAA Separate Account VA-1:

The Audit Committee oversees the financial reporting process of the Stock Index Account of TIAA Separate Account VA-1 (“VA-1”) on behalf of VA-1’s Management Committee. The Audit Committee operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee’s responsibilities. All members of the Audit Committee (“Committee”) are independent, as defined under the listing standards of the New York Stock Exchange.

Management has the primary responsibility for VA-1’s financial statements, development and maintenance of a strong system of internal controls and disclosure controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits of VA-1. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity and completeness of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with accounting principles generally accepted in the United States.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by VA-1, the clarity and completeness of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, internal controls, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors’ independence from management and VA-1 and has received a written disclosure regarding such independence.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Maceo K. Sloan, Audit Committee Chair

Martin J. Gruber, Audit Committee Member
Bridget A. Macaskill, Audit Committee Member

February 18, 2004

B- 24    Statement of Additional Information TIAA Separate Account VA-1

Statement of Assets and Liabilities

Stock Index Account

December 31, 2003

(amounts in thousands, except amount per accumulation unit)

ASSETS
Investments, at cost	$716,133
Net unrealized appreciation of investments	121,008

Investments, at value (including securities loaned of $9,852)	837,141
Cash	986
Dividends and interest receivable	984
Receivable from securities transactions	81

Total assets	839,192

LIABILITIES
Deposits for securities loaned— Note 3	10,485
Payable for securities transactions	1,895
Amounts due to TIAA and related entities	65

Total liabilities	12,445

NET ASSETS
Accumulation Fund	$826,747

Accumulation units outstanding—Notes 4 and 5	12,176

Net asset value per accumulation unit—Note 4	$67.90

TIAA Separate Account VA-1 Statement of Additional Information    B- 25
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations

Stock Index Account

Year Ended December 31, 2003

(amounts in thousands)

INVESTMENT INCOME
Income:
Interest	$99
Dividends	12,204

Total income	12,303

Expenses—Note 2:
Investment advisory charges	2,059
Administrative expenses	1,373
Mortality and expense risk charges	1,811

Total expenses before waiver	5,243
Investment advisory charges waived	(1,578)

Net expenses	3,665

Investment income— net	8,638

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—Note 3
Net realized loss on investments	(5,659)
Net change in unrealized appreciation (depreciation) on investments	183,380

Net realized and unrealized gain on investments	177,721

Net increase in net assets resulting from operations	$186,359

B- 26    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Stock Index Account

Years Ended December 31,
(amounts in thousands)	2003	2002

FROM OPERATIONS
Investment income—net	$8,638	$9,142
Net realized loss on investments	(5,659)	(17,955)
Net change in unrealized appreciation (depreciation) on investments	183,380	(173,393)

Net increase (decrease) in net assets resulting from operations	186,359	(182,206)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	33,152	39,404
Net contractowner transfers from (to) fixed account	15,657	(53,439)
Withdrawals and death benefits	(23,274)	(22,005)

Net increase (decrease) in net assets resulting from contractowner transactions	25,535	(36,040)

Net increase (decrease) in net assets	211,894	(218,246)
NET ASSETS
Beginning of year	614,853	833,099

End of year	$826,747	$614,853

TIAA Separate Account VA-1 Statement of Additional Information    B- 27
SEE NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

Note 1—Significant Accounting Policies

TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA”) and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“Account”), which invests in a diversified portfolio of equity securities selected to track the overall United States stock market. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Account.

Valuation of Investments. Securities listed or traded on any United States national securities exchange are valued at the last sale price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued at the official closing price. All other over-the-counter securities are valued at the mean of the last bid and asked prices. Money market instruments are valued based on the most recent bid price or the equivalent quoted yield for such securities, or are derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of and in accordance with the responsibilities of the Management Committee. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Management Committee if events that have a significant effect on their value occur between the time their price is determined and the time the Account’s net asset value is calculated.

Accounting for Investments. Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are accounted for on the specific identification method.

Change in Accounting Policy. Effective January 1, 2003, the Account changed the method by which realized gains and losses on securities transactions are calculated from the average cost method to the specific identification method. This change was made in order to conform more closely with industry standards. For the Account, the effect of this change for the year ended December 31, 2003 was to increase net realized loss by $1,081 and increase net unrealized gain by $1,081. The change had no impact on investment income-net and had no net impact on the increase in net assets resulting from operations or on total net assets.

Securities Lending. The Account may lend portfolio securities to qualified institutions. Such loans are secured by collateral at least equal to 102% of the market value of the securities loaned. The Account continues to receive income on the securities loaned and receives additional income from the lending transaction. Additionally, any change in the market value of the securities loaned is recognized by the Account. Although each transaction is collateralized, the Account would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

Federal Income Taxes. Based on provisions of the Internal Revenue Code, no federal income taxes are attributable to the net investment experience of the Account.

Note 2—Management Agreements

Teachers Advisors, Inc. (“Advisors”), a wholly-owned subsidiary of TIAA and a registered investment adviser, provides investment advisory services for VA-1 pursuant to an Investment Management Agreement between TIAA, Advisors and VA-1. TIAA provides all administrative services for VA-1 pursuant to an Administrative Services Agreement with VA-1. The contracts are distributed primarily by Teachers Personal Investors Services, Inc. (“TPIS”), also a wholly-owned subsidiary of TIAA, which is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Investment Management Agreement sets the investment advisory charge at an annual rate of 0.30% of the net assets of the Account. Advisors has agreed to waive a portion of such fee, so that the daily deduction is equivalent to an annual charge of 0.07% of the net assets of the Account. The Administrative Services Agreement sets the administrative expense charge at an annual rate of 0.20% of the net assets of the Account. TIAA also imposes a daily charge for bearing certain mortality and expense

B- 28    Statement of Additional Information TIAA Separate Account VA-1

Notes to Financial Statements (concluded)

risks in connection with the contracts equivalent to an annual rate of 0.40% of the net assets of the Account (prior to July 1, 2003, this daily charge was 0.10%).

Note 3—Investments

At December 31, 2003, the net unrealized appreciation on investments was $121,007,522, consisting of gross unrealized appreciation of $221,169,060 and gross unrealized depreciation of $100,161,538.

At December 31, 2003, the market value of securities loaned was $9,852,159 and cash collateral received was $10,485,386.

Purchases and sales of securities, other than short-term money market instruments, for the year ended December 31, 2003, were $68,333,217 and $28,285,529, respectively.

Note 4—Condensed Financial Information

Selected condensed financial information for an Accumulation Unit of the Account:

Years Ended December 31,	2003	2002	2001	2000	1999

Per Accumulation Unit data:
Investment income	$1.041	$.965	$.916	$.966	$.961
Expenses	.310	.218	.253	.301	.270

Investment income—net	.731	.747	.663	.665	.691
Net realized and unrealized gain (loss) on investments	15.066	(15.200)	(9.499)	(7.024)	13.051

Net increase (decrease) in Accumulation Unit Value	15.797	(14.453)	(8.836)	(6.359)	13.742
Accumulation Unit Value:
Beginning of year	52.103	66.556	75.392	81.751	68.009

End of year	$67.900	$52.103	$66.556	$75.392	$81.751

Total return	30.32%	(21.72% )	(11.72% )	(7.78% )	20.21%
Ratio to Average Net Assets:
Expenses(1)	0.53%	0.37%	0.37%	0.37%	0.37%
Investment income—net	1.26%	1.27%	0.97%	0.82%	0.95%
Portfolio turnover rate	4.14%	5.33%	9.86%	20.68%	37.93%
Thousands of Accumulation Units outstanding at end of year	12,176	11,801	12,517	13,147	12,630

(1)	Advisors has agreed to waive a portion of its investment advisory fee. Without this waiver, the Account’s expense ratio for the periods listed would have been higher (see Note 2).

Note 5—Accumulation Units

Changes in the number of Accumulation Units outstanding were as follows:

Years Ended December 31,	2003	2002

Accumulation Units:
Credited for premiums	559,438	664,769
Cancelled for transfers and disbursements	(184,337)	(1,381,252)
Outstanding:
Beginning of year	11,800,774	12,517,257

End of year	12,175,875	11,800,774

TIAA Separate Account VA-1 Statement of Additional Information    B- 29

Notes to Financial Statements (concluded)

Note 6—Line of Credit

The Account participates in a $2.25 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of contractowner withdrawals. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. During the year ended December 31, 2003, the Account did not borrow under this facility.

B- 30    Statement of Additional Information TIAA Separate Account VA-1

Report of Independent Auditors

To the Contractowners and Management Committee of

TIAA Separate Account VA-1:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Stock Index Account of TIAA Separate Account VA-1 (“VA-1”) as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of VA-1’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stock Index Account of VA-1 at December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

New York, New York

February 18, 2004
TIAA Separate Account VA-1 Statement of Additional Information    B- 31

Statement of Investments - Stock Index Account - December 31, 2003

Summary By Industry

	VALUE
	(000)%

BONDS:
CORPORATE BONDS
Holding and Other Investment Offices	$36	0.00%

TOTAL BONDS (Cost $10)	36	0.00

PREFERRED STOCK:
Primary Metal Industries	55	0.01

TOTAL PREFERRED STOCK (Cost $60)	55	0.01

COMMON STOCK:
Agricultural Production-Crops	71	0.01
Agricultural Production-Livestock	7	0.00
Agricultural Services	69	0.01
Amusement and Recreation Services	1,095	0.13
Apparel and Accessory Stores	4,691	0.57
Apparel and Other Textile Products	1,171	0.14
Auto Repair, Services and Parking	228	0.03
Automotive Dealers and Service Stations	1,412	0.17
Building Materials and Garden Supplies	9,096	1.10
Business Services	56,619	6.85
Chemicals and Allied Products	94,579	11.44
Coal Mining	304	0.04
Communications	43,362	5.24
Depository Institutions	89,080	10.77
Eating and Drinking Places	5,563	0.67
Educational Services	1,711	0.21
Electric, Gas, and Sanitary Services	27,700	3.35
Electronic and Other Electric Equipment	69,538	8.41
Engineering and Management Services	6,394	0.77
Fabricated Metal Products	5,342	0.65
Food and Kindred Products	27,333	3.31
Food Stores	3,655	0.44
Forestry	998	0.12
Furniture and Fixtures	2,679	0.32
Furniture and Homefurnishings Stores	3,051	0.37
General Building Contractors	2,838	0.34
General Merchandise Stores	19,032	2.30
Health Services	6,408	0.77
Heavy Construction, Except Building	82	0.01
Holding and Other Investment Offices	22,670	2.74
Hotels and Other Lodging Places	2,426	0.29
Industrial Machinery and Equipment	60,837	7.36
Instruments and Related Products	23,836	2.88
Insurance Agents, Brokers and Service	3,327	0.40
Insurance Carriers	38,727	4.68
Justice, Public Order and Safety	14	0.00
Leather and Leather Products	711	0.09
Legal Services	24	0.00
Lumber and Wood Products	792	0.10
Metal Mining	2,366	0.29
Miscellaneous Manufacturing Industries	1,291	0.16
Miscellaneous Retail	10,069	1.22
Motion Pictures	11,537	1.40
Nondepository Institutions	18,556	2.24
Nonmetallic Minerals, Except Fuels	338	0.04
Oil and Gas Extraction	11,398	1.38
Paper and Allied Products	5,795	0.70
Personal Services	1,623	0.20
Petroleum and Coal Products	30,971	3.75
Primary Metal Industries	4,343	0.53
Printing and Publishing	6,852	0.83
Railroad Transportation	3,434	0.42
Real Estate	565	0.07
Rubber and Miscellaneous Plastic Products	1,848	0.22
Security and Commodity Brokers	16,924	2.05
Social Services	33	0.00
Special Trade Contractors	263	0.03
Stone, Clay, and Glass Products	1,478	0.18
Textile Products	152	0.02
Tobacco Products	8,736	1.06
Transportation by Air	3,206	0.39
Transportation Equipment	21,126	2.55
Transportation Services	869	0.11
Trucking and Warehousing	3,476	0.42
Water Transportation	233	0.03
Wholesale Trade-Durable Goods	14,060	1.70
Wholesale Trade-Nondurable Goods	6,717	0.81

TOTAL COMMON STOCK (Cost $704,749)	825,731	99.88

SHORT TERM INVESTMENTS:
U.S. Government & Agencies Discount Notes	11,319	1.37

TOTAL SHORT TERM INVESTMENTS (Cost $11,314)	11,319	1.37

TOTAL PORTFOLIO (Cost $716,133)	837,141	101.26
OTHER ASSETS & LIABILITIES, NET	(10,394)	(1.26)

NET ASSETS	$826,747	100.00%

SHARES/		VALUE
PRINCIPAL		(000)

CORPORATE BONDS—0.00%
HOLDING AND OTHER INVESTMENT OFFICES—0.00%
$10,000	f* National Health Investors, Inc 9.000%, 01/01/06	$36

	TOTAL HOLDING AND OTHER INVESTMENT OFFICES	36

	TOTAL BONDS (Cost $10)	36

PREFERRED STOCK—0.01%
PRIMARY METAL INDUSTRIES—0.00%
25,150	* Superior Trust I	0

	TOTAL PRIMARY METAL INDUSTRIES	0

TRANSPORTATION EQUIPMENT—0.01%
1,718	United Defense Industries Corp	55

	TOTAL TRANSPORTATION EQUIPMENT	55

	TOTAL PREFERRED STOCK (Cost $60)	55

COMMON STOCK—99.88%
AGRICULTURAL PRODUCTION-CROPS—0.01%
246	Alico, Inc	9
2,443	Delta & Pine Land Co	62

	TOTAL AGRICULTURAL PRODUCTION-CROPS	71

AGRICULTURAL PRODUCTION-LIVESTOCK—0.00%
26	Seaboard Corp	7

	TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	7

B- 32    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

AGRICULTURAL SERVICES—0.01%
2,240	* VCA Antech, Inc	$69

	TOTAL AGRICULTURAL SERVICES	69

AMUSEMENT AND RECREATION SERVICES—0.13%
3,321	* Alliance Gaming Corp	82
1,792	* Argosy Gaming Co	47
2,464	* Aztar Corp	55
2,000	* Bally Total Fitness Holding Corp	14
433	Churchill Downs, Inc	16
700	Dover Downs Gaming & Entertainment, Inc	7
1,000	Dover Motorsport, Inc	4
1,554	* Gaylord Entertainment Co	46
7,708	Harrah’s Entertainment, Inc	384
2,182	International Speedway Corp (Class A)	97
1,142	* Isle Of Capri Casinos, Inc	25
3,185	e* Magna Entertainment Corp (Class A)	16
1,437	* MTR Gaming Group, Inc	15
736	* Multimedia Games, Inc	30
2,071	* Penn National Gaming, Inc	48
6,211	* Six Flags, Inc	47
1,000	Speedway Motorsports, Inc	29
2,698	Station Casinos, Inc	83
1,562	* WMS Industries, Inc	41
717	World Wrestling Federation Entertainment, Inc	9

	TOTAL AMUSEMENT AND RECREATION SERVICES	1,095

APPAREL AND ACCESSORY STORES—0.57%
6,633	* Abercrombie & Fitch Co (Class A)	164
899	* Aeropostale, Inc	25
3,634	* American Eagle Outfitters, Inc	60
3,066	* AnnTaylor Stores Corp	120
300	* Bebe Stores, Inc	8
500	Buckle, Inc	11
1,286	Burlington Coat Factory Warehouse Corp	27
1,052	Cato Corp (Class A)	22
542	* Charlotte Russe Holding, Inc	8
7,700	* Charming Shoppes, Inc	42
5,771	* Chico’s FAS, Inc	213
824	* Children’s Place Retail Stores, Inc	22
2,493	Christopher & Banks Corp	49
5,716	Claire’s Stores, Inc	108
1,500	* Dress Barn, Inc	22
1,352	* Finish Line, Inc (Class A)	41
10,006	Foot Locker, Inc	235
1,400	* Footstar, Inc	5
46,323	Gap, Inc	1,075
1,554	* Genesco, Inc	24
1,138	Goody’s Family Clothing, Inc	11
1,721	* Gymboree Corp	30
3,354	* Hot Topic, Inc	99
299	* JOS A. Bank Clothiers, Inc	10
31,216	Limited Brands, Inc	563
277	* Mothers Work, Inc	7
6,514	Nordstrom, Inc	223
739	Oshkosh B’gosh, Inc (Class A)	16
4,749	* Pacific Sunwear Of California, Inc	100
4,638	* Payless Shoesource, Inc	62
10,792	Ross Stores, Inc	285
517	* Shoe Carnival, Inc	9
1,437	* Stage Stores, Inc	40
1,800	Talbots, Inc	55
36,263	TJX Cos, Inc	800
2,439	* Too, Inc	41
1,066	* Urban Outfitters, Inc	39
1,813	* Wet Seal, Inc (Class A)	18
700	* Wilsons The Leather Experts, Inc	2

	TOTAL APPAREL AND ACCESSORY STORES	4,691

APPAREL AND OTHER TEXTILE PRODUCTS—0.14%
1,421	* Collins & Aikman Corp	6
904	* Columbia Sportswear Co	49
963	e* DHB Industries, Inc	7
540	* Guess?, Inc	7
8,460	Jones Apparel Group, Inc	298
2,000	Kellwood Co	82
7,265	Liz Claiborne, Inc	258
874	Oxford Industries, Inc	30
1,700	Phillips-Van Heusen Corp	30
2,909	Polo Ralph Lauren Corp	84
2,806	* Quiksilver, Inc	50
5,532	VF Corp	239
1,948	* Warnaco Group, Inc	31

	TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,171

AUTO REPAIR, SERVICES AND PARKING—0.03%
1,250	Central Parking Corp	19
1,736	* Dollar Thrifty Automotive Group, Inc	45
643	* Midas, Inc	9
582	* Monro Muffler Brake, Inc	12
4,184	Ryder System, Inc	143

	TOTAL AUTO REPAIR, SERVICES AND PARKING	228

AUTOMOTIVE DEALERS AND SERVICE STATIONS—0.17%
1,676	* Advance Auto Parts	136
273	* America’s Car Mart, Inc	7
1,053	* Asbury Automotive Group, Inc	19
12,420	* Autonation, Inc	228
4,654	* Autozone, Inc	397
7,418	* Carmax, Inc	229
4,822	* Copart, Inc	80
1,500	* CSK Auto Corp	28
1,297	* Group 1 Automotive, Inc	47
561	Lithia Motors, Inc (Class A)	14
525	* MarineMax, Inc	10
3,061	* O’Reilly Automotive, Inc	117
1,793	Sonic Automotive, Inc	41
1,214	United Auto Group, Inc	38
744	e* West Marine, Inc	21

	TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	1,412

BUILDING MATERIALS AND GARDEN SUPPLIES—1.10%
878	Building Materials Holding Corp	14
1,029	* Central Garden & Pet Co	29
4,181	e Fastenal Co	209
161,970	Home Depot, Inc	5,748
7,100	* Louisiana-Pacific Corp	127
53,593	Lowe’s Cos	2,969

	TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	9,096

BUSINESS SERVICES—6.85%
25,742	* 3Com Corp	210
1,555	Aaron Rents, Inc	31
2,600	ABM Industries, Inc	45
2,500	* ActivCard Corp	20
6,056	* Activision, Inc	110
5,409	* Acxiom Corp	100
1,377	* Administaff, Inc	24
16,467	Adobe Systems, Inc	647
2,172	* Advent Software, Inc	38
2,038	Advo, Inc	65
2,600	* Aether Systems, Inc	12
TIAA Separate Account VA-1 Statement of Additional Information    B- 33
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

BUSINESS SERVICES—(Continued)
7,880	e* Affiliated Computer Services, Inc (Class A)	$429
2,909	* Agile Software Corp	29
6,963	* Akamai Technologies, Inc	75
2,135	* Alliance Data Systems Corp	59
573	* Altiris, Inc	21
2,722	* American Management Systems, Inc	41
1,337	* AMN Healthcare Services, Inc	23
436	* Ansoft Corp	6
1,047	* Ansys, Inc	42
1,379	* Anteon International Corp	50
1,700	* APAC Customer Services, Inc	4
2,497	* Aquantive, Inc	26
2,100	* Arbitron, Inc	88
19,021	* Ariba, Inc	57
1,802	* Armor Holdings, Inc	47
4,096	* Ascential Software Corp	106
1,946	* Asiainfo Holdings, Inc	13
2,828	* Ask Jeeves, Inc	51
4,000	* Aspect Communications Corp	63
2,555	e* Aspen Technology, Inc	26
1,750	* At Road, Inc	23
403	* Atari, Inc	2
2,280	* Autobytel, Inc	21
7,958	Autodesk, Inc	196
42,147	Automatic Data Processing, Inc	1,669
379	* Bankrate, Inc	5
1,052	Barra, Inc	37
25,646	* BEA Systems, Inc	315
7,762	* Bisys Group, Inc	115
16,380	* BMC Software, Inc	305
4,905	* Borland Software Corp	48
1,224	Brady Corp (Class A)	50
3,721	Brink’s Co	84
1,726	* Broadvision, Inc	7
18,512	* Brocade Communications Systems, Inc	107
2,196	* CACI International, Inc (Class A)	107
19,038	* Cadence Design Systems, Inc	342
2,656	* Catalina Marketing Corp	54
882	* CCC Information Services Group, Inc	15
900	CDI Corp	29
71,673	* Cendant Corp	1,596
10,128	* Ceridian Corp	212
1,892	* Cerner Corp	72
4,279	Certegy, Inc	140
4,660	* Checkfree Corp	129
5,808	* ChoicePoint, Inc	221
3,700	* Ciber, Inc	32
11,523	* Citrix Systems, Inc	244
24,838	* CMGI, Inc	44
8,299	* CNET Networks, Inc	57
5,040	* Cognizant Technology Solutions Corp	230
32,833	Computer Associates International, Inc	898
2,259	* Computer Horizons Corp	9
416	Computer Programs & Systems, Inc	8
12,477	* Computer Sciences Corp	552
26,775	* Compuware Corp	162
1,145	* Concord Communications, Inc	23
1,542	* Concur Technologies, Inc	15
746	* Convera Corp	3
11,750	* Convergys Corp	205
938	* CoStar Group, Inc	39
3,793	* CSG Systems International, Inc	47
687	* Cyberguard Corp	6
5,244	* D&B Corp	266
1,300	* Datastream Systems, Inc	10
4,324	Deluxe Corp	179
2,100	* Dendrite International, Inc	33
703	* Digimarc Corp	9
2,000	* Digital Insight Corp	50
1,928	* Digital River, Inc	43
2,366	* Digitalthink, Inc	7
8,500	* DoubleClick, Inc	87
5,522	* DST Systems, Inc	231
4,538	* E.piphany, Inc	33
8,828	* Earthlink, Inc	88
1,800	* Echelon Corp	20
2,488	* Eclipsys Corp	29
783	* eCollege.com, Inc	14
3,401	* eFunds Corp	59
1,000	Electro Rent Corp	13
15,848	* Electronic Arts, Inc	757
31,960	Electronic Data Systems Corp	784
900	* Embarcadero Technologies, Inc	14
14,227	* Enterasys Networks, Inc	53
3,500	* Entrust, Inc	14
1,000	* Epicor Software Corp	13
857	* EPIQ Systems, Inc	15
9,789	Equifax, Inc	240
1,565	* eSpeed, Inc (Class A)	37
7,347	* Extreme Networks, Inc	53
2,094	* F5 Networks, Inc	53
1,500	Factset Research Systems, Inc	57
3,104	Fair Isaac Corp	153
2,223	* Filenet Corp	60
748	* FindWhat.com	14
52,684	First Data Corp	2,165
12,787	* Fiserv, Inc	505
2,724	* Freemarkets, Inc	18
1,100	* Gerber Scientific, Inc	9
2,338	* Getty Images, Inc	117
923	Gevity HR, Inc	21
52	Grey Global Group, Inc	36
606	* Group 1 Software, Inc	11
1,332	* GSI Commerce, Inc	13
3,923	GTECH Holdings Corp	194
2,663	* Harris Interactive, Inc	22
667	Healthcare Services Group	13
1,400	* Heidrick & Struggles International, Inc	31
4,697	Henry (Jack) & Associates, Inc	97
5,561	e* Homestore, Inc	26
424	* Hudson Highland Group, Inc	10
2,853	* Hyperion Solutions Corp	86
200	* ICT Group, Inc	2
1,200	* IDX Systems Corp	32
1,449	* iGate Corp	11
2,423	Imation Corp	85
17,181	IMS Health, Inc	427
4,284	* Informatica Corp	44
1,707	* Infospace, Inc	39
1,967	* infoUSA, Inc	15
692	Integral Systems, Inc	15
3,296	* Intelidata Technologies Corp	5
2,541	* Interactive Data Corp	42
230	* InterActiveCorp	10
3,360	* Intergraph Corp	80
2,744	* Internet Security Systems, Inc	52
404	Interpool, Inc	6
27,452	* Interpublic Group Of Cos, Inc	428
1,884	* Interwoven, Inc	24
1,058	* Intrado, Inc	23
13,097	* Intuit, Inc	693
B- 34    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

BUSINESS SERVICES—(Continued)
370	* iPayment, Inc	$13
4,559	* Iron Mountain, Inc	180
1,953	* JDA Software Group, Inc	32
23,586	* Juniper Networks, Inc	441
1,552	* Kana Software, Inc	5
3,727	* Keane, Inc	55
1,200	Kelly Services, Inc (Class A)	34
1,631	* Keynote Systems, Inc	19
1,689	* KFX, Inc	13
2,700	* Korn/Ferry International	36
2,551	* Kroll, Inc	66
332	* Kronos Worldwide, Inc	7
2,052	* Kronos, Inc	81
2,950	* Labor Ready, Inc	39
5,002	* Lamar Advertising Co	187
1,010	* Lawson Software, Inc	8
2,218	* Lionbridge Technologies	21
4,921	* Looksmart Ltd	8
4,186	* Macromedia, Inc	75
2,752	* Macrovision Corp	62
1,332	e* Magma Design Automation, Inc	31
1,369	* Manhattan Associates, Inc	38
5,374	Manpower, Inc	253
919	* Mantech International Corp (Class A)	23
4,273	* Manugistics Group, Inc	27
1,033	* MAPICS, Inc	14
402	* Marketwatch.com, Inc	3
3,375	* Matrixone, Inc	21
658	McGrath RentCorp	18
562	* Medical Staffing Network Holdings, Inc	6
753	* MedQuist, Inc	12
667	e* Memberworks, Inc	18
4,700	* Mentor Graphics Corp	68
5,443	* Mercury Interactive Corp	265
5,400	* Micromuse, Inc	37
630,879	Microsoft Corp	17,374
939	* MicroStrategy, Inc	49
1,980	e* Midway Games, Inc	8
6,199	* Mindspeed Technologies, Inc	42
1,100	* Mobius Management Systems, Inc	14
6,757	* Monster Worldwide, Inc	148
6,683	* MPS Group, Inc	62
1,100	* MRO Software, Inc	15
1,833	* MSC.Software Corp	17
910	* Nassda Corp	7
2,175	National Instruments Corp	99
500	* National Processing, Inc	12
1,346	* NCO Group, Inc	31
5,970	* NCR Corp	232
2,331	NDCHealth Corp	60
538	e* Neoforma, Inc	6
936	e* Neoware Systems, Inc	13
1,742	* Netegrity, Inc	18
3,593	* NETIQ Corp	48
679	* Netratings, Inc	8
1,000	* Netscout Systems, Inc	8
3,649	* NetScreen Technologies, Inc	90
10,839	* Network Associates, Inc	163
1,700	* Network Equipment Technologies, Inc	19
1,732	* NIC, Inc	14
26,305	* Novell, Inc	277
1,939	* Nuance Communications, Inc	15
1,700	* NYFIX, Inc	14
13,472	Omnicom Group, Inc	1,177
600	* Opnet Technologies, Inc	10
3,218	e* Opsware, Inc	24
273,557	* Oracle Corp	3,611
1,600	* Packeteer, Inc	27
647	* PalmSource, Inc	14
14,397	* Parametric Technology Corp	57
1,347	* PC-Tel, Inc	14
860	* PDF Solutions, Inc	13
552	* PDI, Inc	15
603	* PEC Solutions, Inc	10
1,800	* Pegasus Solutions, Inc	19
438	* Pegasystems, Inc	4
24,367	* Peoplesoft, Inc	556
4,935	* Perot Systems Corp (Class A)	67
1,658	* Pixar, Inc	115
2,060	* Portal Software, Inc	14
800	e* Portfolio Recovery Associates, Inc	21
6,300	* ProcureNet, Inc	1
2,052	* Progress Software Corp	42
2,495	* Pumatech, Inc	10
221	* Quality Systems, Inc	10
2,634	* Quest Software, Inc	37
1,871	* R.H. Donnelley Corp	75
1,238	* Radiant Systems, Inc	10
1,200	* Radisys Corp	20
3,114	* Raindance Communications, Inc	9
6,483	* RealNetworks, Inc	37
9,157	e* Red Hat, Inc	172
9,518	* Redback Networks, Inc	2
1,021	* Register.com, Inc	5
781	e* Renaissance Learning, Inc	19
4,908	* Rent-A-Center, Inc	147
1,839	* Rent-Way, Inc	15
3,716	* Retek, Inc	34
1,608	* Rewards Network, Inc	17
4,760	Reynolds & Reynolds Co (Class A)	138
10,282	* Robert Half International, Inc	240
1,421	Rollins, Inc	32
2,318	e* Roxio, Inc	11
3,307	* RSA Security, Inc	47
5,099	* S1 Corp	41
875	* SafeNet, Inc	27
1,743	* SAFLINK Corp	5
982	* Sanchez Computer Associates, Inc	4
5,900	* Sapient Corp	33
5,264	e* Scansoft, Inc	28
2,100	* Secure Computing Corp	38
3,749	* Seebeyond Technology Corp	16
1,706	* Serena Software, Inc	31
29,162	* Siebel Systems, Inc	404
819	* SM&A	10
1,137	* Sohu.com, Inc	34
3,546	* SonicWALL, Inc	28
3,230	* Sotheby’s Holdings, Inc (Class A)	44
779	* Source Interlink Cos, Inc	8
4,207	* Spherion Corp	41
900	* SPSS, Inc	16
571	* SRA International, Inc (Class A)	25
566	SS&C Technologies, Inc	16
746	Startek, Inc	30
1,182	* Stellent, Inc	12
466	e* Stratasys, Inc	13
227,353	* Sun Microsystems, Inc	1,021
19,970	* SunGard Data Systems, Inc	553
1,665	* SupportSoft, Inc	22
6,382	* Sybase, Inc	131
1,700	* Sykes Enterprises, Inc	15
TIAA Separate Account VA-1 Statement of Additional Information    B- 35
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

BUSINESS SERVICES—(Continued)
20,982	* Symantec Corp	$727
10,114	* Synopsys, Inc	341
1,200	* Synplicity, Inc	9
403	Syntel, Inc	10
2,200	* Systems & Computer Technology Corp	36
2,900	e* Take-Two Interactive Software, Inc	84
835	Talx Corp	19
2,768	* TeleTech Holdings, Inc	31
854	* TheStreet.com, Inc	4
2,833	* THQ, Inc	48
5,754	* TIBCO Software, Inc	39
1,039	* Tier Technologies, Inc (Class B)	8
5,549	* Titan Corp	121
2,517	e Total System Services, Inc	78
1,168	* TradeStation Group, Inc	10
2,287	* Transaction Systems Architects, Inc (Class A)	52
2,119	* Trizetto Group, Inc	14
3,517	* Tyler Technologies, Inc	34
21,677	* Unisys Corp	322
2,874	* United Online, Inc	48
3,755	* United Rentals, Inc	72
1,098	* Universal Compression Holdings, Inc	29
4,946	* Valueclick, Inc	45
2,249	* Vastera, Inc	9
417	* Verint Systems, Inc	9
15,283	* VeriSign, Inc	249
29,446	* Veritas Software Corp	1,094
1,614	* Verity, Inc	27
6,076	Viad Corp	152
16,948	* Vignette Corp	38
2,569	* VitalWorks, Inc	11
1,275	* Vitria Technology, Inc	9
572	* Volt Information Sciences, Inc	13
2,210	* WatchGuard Technologies, Inc	13
1,666	e* WebEx Communications, Inc	33
21,702	* WebMD Corp	195
3,244	* webMethods, Inc	30
1,479	* Websense, Inc	43
6,001	* Westwood One, Inc	205
4,910	* Wind River Systems, Inc	43
37,952	* Yahoo!, Inc	1,714

	TOTAL BUSINESS SERVICES	56,619

CHEMICALS AND ALLIED PRODUCTS—11.44%
110,252	Abbott Laboratories	5,138
5,917	* Abgenix, Inc	74
887	* Able Laboratories, Inc	16
598	Aceto Corp	15
2,849	* Adolor Corp	57
15,826	Air Products & Chemicals, Inc	836
1,600	* Albany Molecular Research, Inc	24
1,874	Albemarle Corp	56
2,914	Alberto-Culver Co (Class B)	184
1,305	* Alexion Pharmaceuticals, Inc	22
4,410	* Alkermes, Inc	60
9,267	Allergan, Inc	712
2,624	Alpharma, Inc (Class A)	53
2,267	* Alteon, Inc	4
1,431	e* American Pharmaceutical Partners, Inc	48
91,164	* Amgen, Inc	5,634
6,644	* Amylin Pharmaceuticals, Inc	148
5,037	* Andrx Corp	121
1,447	e* Aphton Corp	9
1,500	Arch Chemicals, Inc	38
1,293	e* Arena Pharmaceuticals, Inc	8
2,452	* Atherogenics, Inc	37
1,405	e* Atrix Laboratories, Inc	34
4,070	* Avant Immunotherapeutics, Inc	11
7,283	Avery Dennison Corp	408
1,394	e* AVI BioPharma, Inc	6
16,602	Avon Products, Inc	1,120
3,338	* Barr Pharmaceuticals, Inc	257
872	* Benthley Pharmaceuticals, Inc	12
20,734	* Biogen Idec, Inc	763
4,266	* BioMarin Pharmaceutical, Inc	33
2,055	e* Biopure Corp	5
842	e* Biosite, Inc	24
600	* Bone Care International, Inc	8
595	e* Bradley Pharmaceuticals, Inc	15
136,948	Bristol-Myers Squibb Co	3,917
4,244	Cabot Corp	135
2,400	Calgon Carbon Corp	15
1,518	Cambrex Corp	38
2,366	* Cell Genesys, Inc	31
2,500	e* Cell Therapeutics, Inc	22
3,699	* Cephalon, Inc	179
3,001	* Charles River Laboratories International, Inc	103
744	* Chattem, Inc	13
6,303	* Chiron Corp	359
2,493	Church & Dwight Co, Inc	99
1,020	* Cima Labs, Inc	33
10,642	Clorox Co	517
37,909	Colgate-Palmolive Co	1,897
516	* Collagenex Pharmaceuticals, Inc	6
2,028	* Columbia Laboratories, Inc	13
2,200	* Connetics Corp	40
2,816	e* Corixa Corp	17
7,909	Crompton Corp	57
2,851	* Cubist Pharmaceuticals, Inc	35
2,754	* Cytec Industries, Inc	106
2,759	* Dade Behring Holdings, Inc	99
315	* DEL Laboratories, Inc	8
531	* Dendreon Corp	4
1,474	Diagnostic Products Corp	68
6,530	Dial Corp	186
900	* Digene Corp	36
2,600	* Discovery Laboratories, Inc	27
700	e* Dov Pharmaceutical, Inc	9
64,753	Dow Chemical Co	2,692
70,411	Du Pont (E.I.) de Nemours & Co	3,231
1,775	e* Durect Corp	5
5,265	Eastman Chemical Co	208
13,776	Ecolab, Inc	377
908	* Elizabeth Arden, Inc	18
3,200	* Encysive Pharmaceuticals, Inc	29
3,094	* Enzon, Inc	37
907	* Eon Labs, Inc	46
899	* EPIX Medical, Inc	15
2,105	* Esperion Therapeutics, Inc	73
7,158	Estee Lauder Cos (Class A)	281
2,332	Ferro Corp	63
1,433	* First Horizon Pharmaceutical	16
1,933	* FMC Corp	66
24,076	* Forest Laboratories, Inc	1,488
14,580	* Genentech, Inc	1,364
3,160	e* Genta, Inc	33
13,461	* Genzyme Corp	664
1,978	Georgia Gulf Corp	57
1,992	e* Geron Corp	20
14,056	* Gilead Sciences, Inc	817
71,924	Gillette Co	2,642
B- 36    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

CHEMICALS AND ALLIED PRODUCTS—(Continued)
2,618	Great Lakes Chemical Corp	$71
1,555	e* GTC Biotherapeutics, Inc	5
1,753	e* Guilford Pharmaceuticals, Inc	12
1,972	H.B. Fuller Co	59
295	* Hi-Tech Pharmacal Co, Inc	7
454	* Hollis-Eden Pharmaceuticals	5
8,974	* Human Genome Sciences, Inc	119
3,632	* ICOS Corp	150
2,212	* Idexx Laboratories, Inc	102
2,700	* Ilex Oncology, Inc	57
7,495	* IMC Global, Inc	74
3,514	* ImClone Systems, Inc	139
1,288	* Immucor, Inc	26
2,900	* Immunogen, Inc	15
2,700	e* Immunomedics, Inc	12
1,855	* Impax Laboratories, Inc	27
2,819	* Indevus Pharmaceuticals, Inc	17
1,886	* Inspire Pharmaceuticals, Inc	27
236	Inter Parfums, Inc	5
1,694	* InterMune, Inc	39
4,926	International Flavors & Fragrances, Inc	172
685	* Inverness Medical Innovations, Inc	15
3,641	* Invitrogen Corp	255
3,357	e* Isis Pharmaceuticals, Inc	22
10,434	* IVAX Corp	249
16,832	* King Pharmaceuticals, Inc	257
701	* Kos Pharmaceuticals, Inc	30
2,217	* KV Pharmaceutical Co (Class A)	57
2,580	* La Jolla Pharmaceutical Co	11
400	* Lannett Co, Inc	7
3,958	e* Ligand Pharmaceuticals, Inc (Class B)	58
68,269	Lilly (Eli) & Co	4,801
1,604	MacDermid, Inc	55
1,617	* Martek Biosciences Corp	105
5,013	e* Medarex, Inc	31
2,806	* Medicines Co	83
2,127	Medicis Pharmaceutical Corp (Class A)	152
17,962	* MedImmune, Inc	456
158,407	Merck & Co, Inc	7,318
661	Meridian Bioscience, Inc	7
2,400	* MGI Pharma, Inc	99
4,530	* Millennium Chemicals, Inc	57
19,996	* Millennium Pharmaceuticals, Inc	373
1,370	Minerals Technologies, Inc	81
19,174	Mylan Laboratories, Inc	484
2,800	* Nabi Biopharmaceuticals	36
847	Nature’s Sunshine Products, Inc	7
2,946	* NBTY, Inc	79
3,974	e* Nektar Therapeutics	54
800	* Neose Technologies, Inc	7
2,300	* Neurocrine Biosciences, Inc	125
664	NL Industries, Inc	8
1,495	* Noven Pharmaceuticals, Inc	23
1,979	* NPS Pharmaceuticals, Inc	61
2,749	* Nuvelo, Inc	10
730	Octel Corp	14
3,420	Olin Corp	69
1,900	* OM Group, Inc	50
2,700	* Omnova Solutions, Inc	13
2,201	* Onyx Pharmaceuticals, Inc	62
2,301	* OraSure Technologies, Inc	18
2,607	* OSI Pharmaceuticals, Inc	84
1,200	* Pain Therapeutics, Inc	8
2,814	* Palatin Technologies, Inc	7
1,019	e* Penwest Pharmaceuticals Co	18
6,873	e* Peregrine Pharmaceuticals, Inc	15
557,214	Pfizer, Inc	19,686
2,340	* Pharmaceutical Resources, Inc	152
1,338	PolyMedica Corp	35
5,611	* PolyOne Corp	36
1,425	* Pozen, Inc	15
11,660	PPG Industries, Inc	746
3,663	* Praecis Pharmaceuticals, Inc	24
23,126	Praxair, Inc	883
91,533	Procter & Gamble Co	9,142
583	* Progenics Pharmaceuticals	11
6,891	* Protein Design Labs, Inc	123
564	Quaker Chemical Corp	17
1,846	* Quidel Corp	20
824	e* Revlon, Inc (Class A)	2
10,596	Rohm & Haas Co	453
7,331	RPM International, Inc	121
1,282	* Salix Pharmaceuticals Ltd	29
103,361	Schering-Plough Corp	1,797
3,627	* Sciclone Pharmaceuticals, Inc	25
1,306	* Scotts Co (Class A)	77
5,574	* Sepracor, Inc	133
1,524	e* Serologicals Corp	28
8,310	Sherwin-Williams Co	289
5,777	* SICOR, Inc	157
4,902	Sigma-Aldrich Corp	280
963	* Sirna Therapeutics, Inc	5
7,559	b* Solutia, Inc	3
500	Stepan Co	13
2,113	e* SuperGen, Inc	23
900	* SurModics, Inc	22
1,732	* Tanox, Inc	26
1,614	* Third Wave Technologies, Inc	7
3,511	* Unifi, Inc	23
1,125	* United Therapeutics Corp	26
594	e* USANA Health Sciences, Inc	18
5,847	USEC, Inc	49
5,951	Valeant Pharmaceuticals International	150
3,402	Valspar Corp	168
4,981	* Vertex Pharmaceuticals, Inc	51
2,197	* Vicuron Pharmaceuticals, Inc	41
624	* Virbac Corp	4
7,448	* Watson Pharmaceuticals, Inc	343
2,293	Wellman, Inc	23
942	West Pharmaceutical Services, Inc	32
4,714	* WR Grace & Co	12
93,671	Wyeth	3,976
718	* Zymogenetics, Inc	11

	TOTAL CHEMICALS AND ALLIED PRODUCTS	94,579

COAL MINING—0.04%
3,254	Arch Coal, Inc	101
1,394	e Consol Energy, Inc	36
4,517	Massey Energy Co	94
1,582	Peabody Energy Corp	66
421	* Westmoreland Coal Co	7

	TOTAL COAL MINING	304

COMMUNICATIONS—5.24%
664	* Acme Communication, Inc	6
21,931	Alltel Corp	1,022
14,842	* American Tower Corp (Class A)	161
55,400	AT&T Corp	1,125
158,639	* AT&T Wireless Services, Inc	1,268
29,003	* Avaya, Inc	375
465	* Beasley Broadcast Group, Inc (Class A)	8
TIAA Separate Account VA-1 Statement of Additional Information    B- 37
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

COMMUNICATIONS—(Continued)
130,491	BellSouth Corp	$3,693
1,076	e* Boston Communications Group	10
6,859	e* Cablevision Systems Corp (Class A)	160
600	* Centennial Communications Corp	3
10,223	CenturyTel, Inc	333
17,446	* Charter Communications, Inc (Class A)	70
13,787	* Cincinnati Bell, Inc	70
36,993	Clear Channel Communications, Inc	1,732
90,411	* Comcast Corp	2,972
63,897	* Comcast Corp Special	1,999
1,582	* Commonwealth Telephone Enterprises, Inc	60
16,123	* Cox Communications, Inc (Class A)	555
2,400	* Cox Radio, Inc (Class A)	61
9,017	* Crown Castle International Corp	99
1,802	* Crown Media Holdings, Inc (Class A)	15
1,200	CT Communications, Inc	16
2,893	* Cumulus Media, Inc (Class A)	64
866	D&E Communications, Inc	13
1,933	* Digital Generation Systems	4
1,293	* Dobson Communications Corp (Class A)	8
16,099	* EchoStar Communications Corp (Class A)	547
2,497	* Emmis Communications Corp (Class A)	68
2,805	* Entercom Communications Corp	149
3,129	* Entravision Communications Corp (Class A)	35
354	* Fisher Communications, Inc	18
7,745	* Foundry Networks, Inc	212
12,196	* Fox Entertainment Group, Inc (Class A)	356
3,022	* General Communication, Inc (Class A)	26
2,524	Global Payments, Inc	119
824	* Golden Telecom, Inc	23
2,685	Gray Television, Inc	41
1,428	Hearst-Argyle Television, Inc	39
1,000	Hickory Tech Corp	11
2,397	e* IDT Corp	53
1,600	* IDT Corp (Class B)	37
4,516	* Infonet Services Corp (Class B)	8
2,972	* Insight Communications Co, Inc	31
29,543	* InterActiveCorp	1,002
1,116	e* j2 Global Communications, Inc	28
37,257	* Level 3 Communications, Inc	212
1,093	Liberty Corp	49
2,034	* Lightbridge, Inc	19
1,798	* Lin TV Corp (Class A)	46
791	* Lodgenet Entertainment Corp	14
291,241	e* Lucent Technologies, Inc	827
1,446	* Mastec, Inc	21
4,107	e* McLeodUSA, Inc (Class A)	6
3,855	* Mediacom Communications Corp	33
1,315	e* Metro One Telecommunications, Inc	3
1,670	* Net2Phone, Inc	11
61,445	* Nextel Communications, Inc (Class A)	1,724
5,206	* Nextel Partners, Inc (Class A)	70
596	* NII Holdings, Inc (Class B)	44
1,100	North Pittsburgh Systems, Inc	21
4,762	* NTL, Inc	332
2,069	* PanAmSat Corp	45
2,900	* Paxson Communications Corp	11
211	e* Pegasus Communications Corp	6
3,500	* Price Communications Corp	48
3,305	* Primus Telecommunications Group	34
3,398	* PTEK Holdings, Inc	30
97,298	* Qwest Communications International, Inc	420
3,960	* Radio One, Inc (Class A)	77
1,831	* Radio One, Inc (Class D)	35
4,225	e* RCN Corp	3
2,346	* Regent Communications, Inc	15
1,057	* Saga Communications, Inc (Class A)	20
695	* Salem Communications Corp (Class A)	19
234,596	SBC Communications, Inc	6,116
234	Shenandoah Telecom Co	12
2,558	* Sinclair Broadcast Group, Inc (Class A)	38
2,599	* Spanish Broadcasting System, Inc (Class A)	27
63,325	Sprint Corp (FON Group)	1,040
55,921	* Sprint Corp (PCS Group)	314
956	SureWest Communications	39
1,652	e* Talk America Holdings, Inc	19
3,631	Telephone & Data Systems, Inc	227
3,067	* Time Warner Telecom, Inc (Class A)	31
2,123	e* Tivo, Inc	16
1,400	* Triton PCS Holdings, Inc (Class A)	8
1,032	* U.S. Cellular Corp	37
5,408	e* UnitedGlobalcom, Inc (Class A)	46
11,551	* Univision Communications, Inc (Class A)	458
194,210	Verizon Communications, Inc	6,813
7,400	Viacom, Inc (Class A)	328
102,013	Viacom, Inc (Class B)	4,527
363	Warwick Valley Telephone Co	11
1,307	* West Corp	30
4,438	* Western Wireless Corp (Class A)	81
1,900	f* Wiltel Communication Group Inc	0
2,300	* Wireless Facilities, Inc	34
7,199	e* XM Satellite Radio Holdings, Inc	190
1,003	* Young Broadcasting, Inc (Class A)	20

	TOTAL COMMUNICATIONS	43,362

DEPOSITORY INSTITUTIONS—10.77%
1,016	1st Source Corp	22
711	ABC Bancorp	11
419	American National Bankshares, Inc	11
54	* AmericanWest Bancorp	1
24,854	AmSouth Bancorp	609
1,467	Anchor Bancorp Wisconsin, Inc	37
610	Arrow Financial Corp	17
5,173	Associated Banc-Corp	221
5,726	Astoria Financial Corp	213
283	Bancfirst Corp	17
5,600	Bancorpsouth, Inc	133
500	BancTrust Financial Group, Inc	8
2,997	Bank Mutual Corp	34
105,862	Bank Of America Corp	8,514
1,000	Bank Of Granite Corp	22
4,703	Bank Of Hawaii Corp	198
54,422	Bank Of New York Co, Inc	1,802
638	Bank Of The Ozarks, Inc	14
80,711	Bank One Corp	3,680
2,977	BankAtlantic Bancorp, Inc (Class A)	57
11,518	Banknorth Group, Inc	375
2,181	* BankUnited Financial Corp (Class A)	56
777	Banner Corp	20
4,537	Bay View Capital Corp	10
39,292	BB&T Corp	1,518
449	Berkshire Hills Bancorp, Inc	16
1,302	* BOK Financial Corp	50
1,420	Boston Private Financial Holdings, Inc	35
534	Bryn Mawr Bank Corp	13
700	BSB Bancorp, Inc	28
225	C&F Financial Corp	9
507	Camco Financial Corp	9
580	Camden National Corp	18
500	Capital City Bank Group, Inc	23
333	e* Capital Corp of the West	13
B- 38    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

DEPOSITORY INSTITUTIONS—(Continued)
1,624	Capitol Federal Financial	$59
897	Cascade Bancorp	17
1,523	e Cathay General Bancorp	85
345	Cavalry Bancorp, Inc	6
262	CB Bancshares, Inc	17
630	CCBT Financial Cos, Inc	22
506	Center Bancorp, Inc	10
311	Center Financial Corp	8
591	* Central Coast Bancorp	11
1,000	Central Pacific Financial Corp	30
229	Century Bancorp, Inc (Class A)	8
744	CFS Bancorp, Inc	11
285	Charter Financial Corp	11
15,883	Charter One Financial, Inc	549
1,640	Chemical Financial Corp	60
2,369	Chittenden Corp	80
363,382	Citigroup, Inc	17,639
3,400	* Citigroup, Inc (Litigation Wts)	4
3,061	Citizens Banking Corp	100
651	Citizens First Bancorp, Inc	15
600	Citizens South Banking Corp	8
550	City Bank	18
1,237	City Holding Co	43
2,882	City National Corp	179
245	CNB Financial Corp	10
300	Coastal Bancorp, Inc	12
722	Coastal Financial Corp	13
450	CoBiz, Inc	8
8,530	Colonial Bancgroup, Inc	148
416	Columbia Bancorp	13
508	Columbia Bancorp (Oregon)	9
1,009	Columbia Banking System, Inc	22
12,537	Comerica, Inc	703
4,762	Commerce Bancorp, Inc	251
4,379	Commerce Bancshares, Inc	215
228	Commercial Bankshares, Inc	8
504	* Commercial Capital Bancorp, Inc	11
3,124	Commercial Federal Corp	83
277	Community Bank of North Virginia	5
818	Community Bank System, Inc	40
995	Community Trust Bancorp, Inc	30
8,852	Compass Bancshares, Inc	348
34,705	* Concord EFS, Inc	515
1,170	Corus Bankshares, Inc	37
3,532	Cullen/ Frost Bankers, Inc	143
2,577	CVB Financial Corp	50
1,606	Dime Community Bancshares	49
1,439	Downey Financial Corp	71
1,600	East West Bancorp, Inc	86
327	Eastern Virginia Bankshares, Inc	9
481	ESB Financial Corp	8
1,026	* Euronet Worldwide, Inc	18
283	EverTrust Financial Group, Inc	9
280	Exchange National Bancshares, Inc	10
447	Farmers Capital Bank Corp	15
275	FFLC Bancorp, Inc	8
1,153	Fidelity Bankshares, Inc	36
35,405	Fifth Third Bancorp	2,092
559	Financial Institutions, Inc	16
480	First Bancorp (North Carolina)	15
2,338	First Bancorp (Puerto Rico)	92
600	First Busey Corp (Class A)	16
2,100	First Charter Corp	41
281	First Citizens Banc Corp	8
436	First Citizens Bancshares, Inc (Class A)	53
4,100	First Commonwealth Financial Corp	58
831	First Community Bancorp	30
710	First Community Bancshares, Inc	24
468	First Essex Bancorp, Inc	27
1,238	First Federal Capital Corp	28
213	First Federal Financial Of Kentucky	5
2,593	First Financial Bancorp	41
1,093	First Financial Bankshares, Inc	46
1,000	First Financial Corp (Indiana)	30
1,000	First Financial Holdings, Inc	31
300	First M & F Corp	11
1,295	First Merchants Corp	33
3,362	First Midwest Bancorp, Inc	109
550	First National Corp	17
465	First Oak Brook Bancshares, Inc	14
200	First Of Long Island Corp	9
743	First Republic Bank	27
1,744	First Sentinel Bancorp, Inc	37
203	First South Bancorp, Inc	7
499	First State Bancorp	17
9,046	First Tennessee National Corp	399
410	First United Corp	10
420	Firstbank Corp	13
988	Firstfed America Bancorp, Inc	26
1,200	* FirstFed Financial Corp	52
5,818	FirstMerit Corp	157
442	Flag Financial Corp	6
1,967	Flagstar Bancorp, Inc	42
74,384	FleetBoston Financial Corp	3,247
362	FloridaFirst Bancorp, Inc	12
1,105	Flushing Financial Corp	20
254	FMS Financial Corp	5
3,097	FNB Corp	110
419	FNB Corp (Virginia)	12
333	FNB Corp, Inc	7
309	Foothill Independent Bancorp	7
195	Franklin Financial Corp	6
1,064	Frontier Financial Corp	35
7,274	Fulton Financial Corp	159
282	GA Financial, Inc	10
300	GB&T Bancshares, Inc	7
1,224	Glacier Bancorp, Inc	40
2,600	Gold Banc Corp, Inc	37
8,860	Golden West Financial Corp	914
416	Great Southern Bancorp, Inc	19
347	Greater Community Bancorp	6
500	Greene County Bancshares, Inc	12
8,667	Greenpoint Financial Corp	306
957	Hancock Holding Co	52
628	Hanmi Financial Corp	12
1,557	Harbor Florida Bancshares, Inc	46
1,652	Harleysville National Corp	50
928	Heartland Financial U.S.A., Inc	17
756	* Heritage Commerce Corp	9
363	Heritage Financial Corp	8
11,093	Hibernia Corp (Class A)	261
707	Horizon Financial Corp	12
5,161	Hudson City Bancorp, Inc	197
1,120	Hudson River Bancorp, Inc	44
3,093	Hudson United Bancorp	114
772	e Humboldt Bancorp	14
16,187	Huntington Bancshares, Inc	364
409	IberiaBank Corp	24
175	IBT Bancorp, Inc	10
914	Independent Bank Corp (Massachusetts)	26
1,527	Independent Bank Corp (Michigan)	43
TIAA Separate Account VA-1 Statement of Additional Information    B- 39
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

DEPOSITORY INSTITUTIONS—(Continued)
3,878	IndyMac Bancorp, Inc	$116
1,112	Integra Bank Corp	24
900	* Intercept, Inc	10
616	Interchange Financial Services Corp	16
1,916	International Bancshares Corp	90
1,234	Irwin Financial Corp	39
332	* Itla Capital Corp	17
143,203	J.P. Morgan Chase & Co	5,260
29,870	KeyCorp	876
412	Klamath First Bancorp, Inc	11
887	Lakeland Bancorp, Inc	14
367	Lakeland Financial Corp	13
315	LNB Bancorp, Inc	6
608	LSB Bancshares, Inc	11
4,803	M & T Bank Corp	472
504	Macatawa Bank Corp	14
1,974	MAF Bancorp, Inc	83
700	Main Street Banks, Inc	19
443	MainSource Financial Group, Inc	14
16,106	Marshall & Ilsley Corp	616
1,219	MB Financial, Inc	44
1,138	MBT Financial Corp	19
30,438	Mellon Financial Corp	977
324	Mercantile Bank Corp	12
5,608	Mercantile Bankshares Corp	256
287	Merchants Bancshares, Inc	9
1,600	Mid-State Bancshares	41
600	Midwest Banc Holdings, Inc	13
297	MutualFirst Financial, Inc	8
572	Nara Bancorp, Inc	16
219	NASB Financial, Inc	9
236	National Bankshares, Inc	12
39,171	National City Corp	1,329
14,292	National Commerce Financial Corp	390
1,665	National Penn Bancshares, Inc	53
514	NBC Capital Corp	14
2,152	NBT Bancorp, Inc	46
3,228	NetBank, Inc	43
13,530	New York Community Bancorp, Inc	515
11,099	North Fork Bancorp, Inc	449
154	Northern States Financial Corp	4
13,854	Northern Trust Corp	643
792	Northwest Bancorp, Inc	17
221	Oak Hill Financial, Inc	7
786	OceanFirst Financial Corp	21
2,600	* Ocwen Financial Corp	23
4,582	Old National Bancorp	105
155	Old Point Financial Corp	5
532	Old Second Bancorp, Inc	26
593	Omega Financial Corp	23
113	Oneida Financial Corp	2
475	PAB Bankshares, Inc	7
2,433	Pacific Capital Bancorp	90
763	Pacific Union Bank	19
768	Park National Corp	87
344	Parkvale Financial Corp	9
474	Partners Trust Financial Group, Inc	16
449	Patriot Bank Corp	13
473	Peapack Gladstone Financial Corp	15
381	Pennfed Financial Services, Inc	13
550	Pennrock Financial Services Corp	17
224	Penns Woods Bancorp, Inc	10
795	Peoples Bancorp, Inc	23
1,741	People’s Bank	57
513	Peoples Holding Co	17
1,085	PFF Bancorp, Inc	39
20,004	PNC Financial Services Group, Inc	1,095
1,701	Provident Bankshares Corp	50
2,926	Provident Financial Group, Inc	93
233	Provident Financial Holdings	8
3,360	Provident Financial Services, Inc	64
1,316	R & G Financial Corp (Class B)	52
15,798	Regions Financial Corp	588
4,075	Republic Bancorp, Inc	55
506	Republic Bancorp, Inc (Class A) (Kentucky)	10
600	Republic Bancshares, Inc	19
302	Resource Bankshares Corp	10
997	Riggs National Corp	16
288	Royal Bancshares Of Pennsylvania (Class A)	7
1,811	S & T Bancorp, Inc	54
806	S.Y. Bancorp, Inc	17
325	Santander Bancorp	8
940	Seacoast Banking Corp Of Florida	16
1,744	Seacoast Financial Services Corp	48
637	Second Bancorp, Inc	17
253	Security Bank Corp	8
362	Shore Bancshares, Inc	14
129	Sierra Bancorp	2
2,887	* Silicon Valley Bancshares	104
1,066	Simmons First National Corp (Class A)	30
6,474	Sky Financial Group, Inc	168
890	Sound Federal Bancorp, Inc	14
4,243	South Financial Group, Inc	118
404	Southern Financial Bancorp, Inc	17
595	Southside Bancshares, Inc	11
24,063	SouthTrust Corp	788
1,929	Southwest Bancorp Of Texas, Inc	75
740	Southwest Bancorp, Inc	13
20,551	Sovereign Bancorp, Inc	488
553	State Bancorp, Inc	13
345	State Financial Services Corp (Class A)	9
23,503	State Street Corp	1,224
3,870	Staten Island Bancorp, Inc	87
952	Sterling Bancorp	27
2,600	Sterling Bancshares, Inc	35
1,139	Sterling Financial Corp (Pennsylvania)	32
920	* Sterling Financial Corp (Spokane)	31
378	Summit Bancshares, Inc	11
483	* Sun Bancorp, Inc (New Jersey)	13
355	Sun Bancorp, Inc (Pennsylvania)	7
17,533	SunTrust Banks, Inc	1,254
21,261	Synovus Financial Corp	615
300	Taylor Capital Group, Inc	8
5,193	TCF Financial Corp	267
1,736	Texas Regional Bancshares, Inc (Class A)	64
1,572	* TierOne Corp	36
363	Trico Bancshares	11
630	Troy Financial Corp	22
1,300	Trust Co Of New Jersey	52
5,202	Trustco Bank Corp NY	68
3,402	Trustmark Corp	100
135,644	U.S. Bancorp	4,039
1,008	U.S.B. Holding Co, Inc	20
2,912	UCBH Holdings, Inc	113
1,144	UMB Financial Corp	54
1,661	Umpqua Holdings Corp	35
543	Union Bankshares Corp	17
14,140	Union Planters Corp	445
3,647	UnionBanCal Corp	210
2,534	United Bankshares, Inc	79
1,194	United Community Banks, Inc	39
B- 40    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

DEPOSITORY INSTITUTIONS—(Continued)
2,251	United Community Financial Corp	$26
432	United Securities Bancshares	13
230	United Security Bancshares (California)	6
1,587	Unizan Financial Corp	32
6,850	Valley National Bancorp	200
322	* Virginia Commerce Bancorp	10
524	Virginia Financial Group, Inc	19
5,189	W Holding Co, Inc	97
90,556	Wachovia Corp	4,219
263	Warwick Community Bancorp	9
4,856	Washington Federal, Inc	138
881	Washington Trust Bancorp, Inc	23
315	Wayne Bancorp, Inc	8
3,148	Webster Financial Corp	144
119,200	Wells Fargo & Co	7,020
1,533	Wesbanco, Inc	42
1,200	West Bancorporation	21
1,194	West Coast Bancorp	25
2,316	Westamerica Bancorp	115
236	* Western Sierra Bancorp	11
2,764	Whitney Holding Corp	113
747	Willow Grove Bancorp, Inc	13
4,525	Wilmington Trust Corp	163
1,371	Wintrust Financial Corp	62
620	WSFS Financial Corp	28
527	Yadkin Valley Bank and Trust Co	9
558	Yardville National Bancorp	14
6,385	Zions Bancorp	392

	TOTAL DEPOSITORY INSTITUTIONS	89,080

EATING AND DRINKING PLACES—0.67%
4,018	Applebee’s International, Inc	158
4,940	Aramark Corp (Class B)	135
2,400	Bob Evans Farms, Inc	78
6,702	* Brinker International, Inc	222
1,020	* California Pizza Kitchen, Inc	21
3,340	CBRL Group, Inc	128
1,783	* CEC Entertainment, Inc	84
758	e* Chicago Pizza & Brewery, Inc	11
3,658	e* CKE Restaurants, Inc	23
11,718	Darden Restaurants, Inc	247
790	e* Dave & Buster’s, Inc	10
1,384	IHOP Corp	53
2,356	* Jack In The Box, Inc	50
4,363	e* Krispy Kreme Doughnuts, Inc	160
1,378	Landry’s Restaurants, Inc	35
1,175	Lone Star Steakhouse & Saloon, Inc	27
89,926	McDonald’s Corp	2,233
1,720	* O’Charley’s, Inc	31
4,319	e Outback Steakhouse, Inc	191
1,702	e* P.F. Chang’s China Bistro, Inc	87
875	* Papa John’s International, Inc	29
2,130	* Rare Hospitality International, Inc	52
400	* Red Robin Gourmet Burgers, Inc	12
4,500	Ruby Tuesday, Inc	128
3,096	* Ryan’s Family Steak Houses, Inc	47
2,716	* Sonic Corp	83
3,430	e* The Cheesecake Factory, Inc	151
1,400	* The Steak n Shake Co	25
1,910	Triarc Cos (Class B)	21
955	Triarc Cos, Inc (Class A)	11
7,905	Wendy’s International, Inc	310
20,653	* Yum! Brands, Inc	710

	TOTAL EATING AND DRINKING PLACES	5,563

EDUCATIONAL SERVICES—0.21%
9,237	* Apollo Group, Inc (Class A)	628
1,040	* Apollo Group, Inc (University Of Phoenix Online)	72
6,736	* Career Education Corp	270
3,048	* Corinthian Colleges, Inc	169
4,016	* DeVry, Inc	101
4,536	* Education Management Corp	141
3,070	* ITT Educational Services, Inc	144
753	* Learning Tree International, Inc	13
1,157	* Princeton Review, Inc	11
829	Strayer Education, Inc	90
2,500	* Sylvan Learning Systems, Inc	72

	TOTAL EDUCATIONAL SERVICES	1,711

ELECTRIC, GAS, AND SANITARY SERVICES—3.35%
29,552	* AES Corp	279
4,464	AGL Resources, Inc	130
8,638	* Allegheny Energy, Inc	110
5,979	Allete, Inc	183
6,701	Alliant Energy Corp	167
11,895	* Allied Waste Industries, Inc	165
11,493	Ameren Corp	529
27,907	American Electric Power Co, Inc	851
1,100	American States Water Co	28
13,555	* Aquila, Inc	46
3,505	Atmos Energy Corp	85
3,500	Avista Corp	63
1,900	Black Hills Corp	57
1,000	California Water Service Group	27
27,414	e* Calpine Corp	132
800	Cascade Natural Gas Corp	17
1,195	* Casella Waste Systems, Inc (Class A)	16
19,443	Centerpoint Energy, Inc	188
846	Central Vermont Public Service Corp	20
1,183	CH Energy Group, Inc	55
375	Chesapeake Utilities Corp	10
12,513	Cinergy Corp	486
19,601	* Citizens Communications Co	243
526	* Clean Harbors, Inc	5
2,970	Cleco Corp	53
9,842	* CMS Energy Corp	84
556	Connecticut Water Service, Inc	15
15,657	Consolidated Edison, Inc	673
11,749	Constellation Energy Group, Inc	460
22,667	Dominion Resources, Inc	1,447
8,774	DPL, Inc	183
11,808	DTE Energy Co	465
63,747	Duke Energy Corp	1,304
5,400	Duquesne Light Holdings, Inc	99
513	* Duratek, Inc	7
19,348	e* Dynegy, Inc (Class A)	83
20,819	Edison International	457
41,764	El Paso Corp	342
3,388	e* El Paso Electric Co	45
1,602	Empire District Electric Co	35
2,318	Energen Corp	95
10,424	Energy East Corp	233
302	EnergySouth, Inc	11
16,050	Entergy Corp	917
4,306	Equitable Resources, Inc	185
22,885	Exelon Corp	1,519
21,379	FirstEnergy Corp	753
12,927	FPL Group, Inc	846
4,858	Great Plains Energy, Inc	155
2,600	e Hawaiian Electric Industries, Inc	123
2,558	e Idacorp, Inc	77
TIAA Separate Account VA-1 Statement of Additional Information    B- 41
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

ELECTRIC, GAS, AND SANITARY SERVICES—(Continued)
11,033	KeySpan Corp	$406
6,143	Kinder Morgan, Inc	363
1,400	Laclede Group, Inc	40
7,850	MDU Resources Group, Inc	187
1,200	MGE Energy, Inc	38
740	Middlesex Water Co	15
4,958	National Fuel Gas Co	121
1,850	New Jersey Resources Corp	71
3,050	Nicor, Inc	104
16,828	NiSource, Inc	369
2,809	* NiSource, Inc (Sails)	7
8,777	Northeast Utilities	177
1,750	Northwest Natural Gas Co	54
3,639	NSTAR	176
1,000	NUI Corp	16
5,321	OGE Energy Corp	129
5,461	Oneok, Inc	121
1,700	Otter Tail Corp	45
2,462	Peoples Energy Corp	104
10,872	Pepco Holdings, Inc	212
27,664	* PG&E Corp	768
6,456	Philadelphia Suburban Corp	143
2,282	Piedmont Natural Gas Co, Inc	99
5,818	Pinnacle West Capital Corp	233
2,620	PNM Resources, Inc	74
11,549	PPL Corp	505
14,987	Progress Energy, Inc	678
5,000	* Progress Energy, Inc (Cvo)	2
16,050	Public Service Enterprise Group, Inc	703
6,554	Puget Energy, Inc	156
5,255	Questar Corp	185
19,632	* Reliant Resources, Inc	144
10,488	Republic Services, Inc	269
1,126	Resource America, Inc (Class A)	17
7,241	SCANA Corp	248
1,200	SEMCO Energy, Inc	6
14,197	Sempra Energy	427
8,800	e* Sierra Pacific Resources	65
149	SJW Corp	13
800	South Jersey Industries, Inc	32
50,834	Southern Co	1,538
3,843	* Southern Union Co	71
2,332	Southwest Gas Corp	52
699	Southwest Water Co	11
2,308	* Stericycle, Inc	108
12,202	e TECO Energy, Inc	176
922	Texas Genco Holdings, Inc	30
22,590	TXU Corp	536
2,868	UGI Corp	97
892	UIL Holdings Corp	40
2,061	Unisource Energy Corp	51
5,260	Vectren Corp	130
1,892	* Waste Connections, Inc	71
41,709	Waste Management, Inc	1,235
4,729	Westar Energy, Inc	96
1,277	Western Gas Resources, Inc	60
3,300	WGL Holdings, Inc	92
36,056	Williams Cos, Inc	354
8,100	Wisconsin Energy Corp	271
2,680	WPS Resources Corp	124
28,092	Xcel Energy, Inc	477

	TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	27,700

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT—8.41%
1,556	* Actel Corp	37
54,729	* ADC Telecommunications, Inc	163
2,846	Adtran, Inc	88
1,193	* Advanced Energy Industries, Inc	31
6,041	* Advanced Fibre Communications, Inc	122
24,208	* Advanced Micro Devices, Inc	361
4,300	* Aeroflex, Inc	50
46,506	* Agere Systems, Inc (Class A)	142
66,248	* Agere Systems, Inc (Class B)	192
1,895	* Alliance Semiconductor Corp	13
26,842	* Altera Corp	609
11,805	American Power Conversion Corp	289
2,278	Ametek, Inc	110
6,298	* Amkor Technology, Inc	115
1,298	* Amphenol Corp (Class A)	83
25,778	Analog Devices, Inc	1,177
1,600	* Anaren Microwave, Inc	23
1,164	Applica, Inc	9
20,650	* Applied Micro Circuits Corp	123
589	Applied Signal Technology, Inc	14
4,429	e* Arris Group, Inc	32
2,137	* Artesyn Technologies, Inc	18
1,300	* Artisan Components, Inc	27
29,484	* Atmel Corp	177
1,950	* ATMI, Inc	45
4,177	e* Avanex Corp	21
3,547	AVX Corp	59
2,164	Baldor Electric Co	49
674	Bel Fuse, Inc (Class B)	22
2,605	* Benchmark Electronics, Inc	91
15,417	* Broadcom Corp (Class A)	526
1,800	C&D Technologies, Inc	35
300	* Catapult Communications Corp	4
2,266	* C-COR.net Corp	25
1,843	* Centillium Communications, Inc	10
474	* Ceradyne, Inc	16
1,022	* Ceva, Inc	11
2,315	* Checkpoint Systems, Inc	44
3,036	* ChipPAC, Inc	23
32,981	* CIENA Corp	219
1,163	* Comtech Telecommunications	34
12,265	* Comverse Technology, Inc	216
18,598	e* Conexant Systems, Inc	92
12,400	e* Corvis Corp	21
5,399	e* Cree, Inc	96
2,100	CTS Corp	24
1,000	Cubic Corp	23
8,434	e* Cypress Semiconductor Corp	180
417	* Diodes, Inc	8
1,743	* Ditech Communications Corp	33
607	e* Drexler Technology Corp	8
1,939	* DSP Group, Inc	48
859	e* Dupont Photomasks, Inc	21
2,000	* Electro Scientific Industries, Inc	48
29,730	Emerson Electric Co	1,925
1,110	* Emerson Radio Corp	4
756	* EMS Technologies, Inc	16
6,202	* Energizer Holdings, Inc	233
934	e* Energy Conversion Devices, Inc	8
4,002	* Entegris, Inc	51
2,200	* ESS Technology, Inc	37
2,800	* Exar Corp	48
7,879	* Fairchild Semiconductor International, Inc	197
9,210	e* Finisar Corp	29
462	Franklin Electric Co, Inc	28
2,400	* FuelCell Energy, Inc	31
15,290	* Gemstar-TV Guide International, Inc	77
B- 42    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT—(Continued)
705,433	General Electric Co	$21,854
2,198	* Genesis Microchip, Inc	40
870	* Genlyte Group, Inc	51
9,069	* GlobespanVirata, Inc	53
5,900	* GrafTech International Ltd	80
3,546	Harman International Industries, Inc	262
4,036	* Harmonic, Inc	29
4,775	Harris Corp	181
1,700	Helix Technology Corp	35
1,700	* Hexcel Corp	13
3,520	Hubbell, Inc (Class B)	155
1,800	* Hutchinson Technology, Inc	55
900	* Inet Technologies, Inc	11
1,300	* Innovex, Inc	11
4,417	* Integrated Circuit Systems, Inc	126
7,233	* Integrated Device Technology, Inc	124
2,100	* Integrated Silicon Solution, Inc	33
461,234	Intel Corp	14,852
3,915	* Interdigital Communications Corp	81
4,451	* International Rectifier Corp	220
9,441	Intersil Corp (Class A)	235
1,400	Inter-Tel, Inc	35
2,296	* InterVoice, Inc	27
1,160	* IXYS Corp	11
10,780	* Jabil Circuit, Inc	305
93,458	* JDS Uniphase Corp	341
6,007	* Kemet Corp	82
4,991	* Kopin Corp	33
5,170	e* L-3 Communications Holdings, Inc	266
7,094	* Lattice Semiconductor Corp	69
574	* Lifeline Systems, Inc	11
22,260	Linear Technology Corp	936
1,409	* Littelfuse, Inc	41
1,293	LSI Industries, Inc	17
25,435	* LSI Logic Corp	226
1,100	* Manufacturers Services Ltd	7
1,508	* Mattson Technology, Inc	18
23,050	Maxim Integrated Products, Inc	1,148
5,338	Maytag Corp	149
6,926	* McData Corp (Class A)	66
943	e* Medis Technologies Ltd	10
2,262	* MEMC Electronic Materials, Inc	22
1,540	* Mercury Computer Systems, Inc	38
2,500	Methode Electronics, Inc	31
400	* Metrologic Instruments, Inc	11
4,264	* Micrel, Inc	66
14,149	Microchip Technology, Inc	472
38,575	* Micron Technology, Inc	520
2,114	* Microsemi Corp	52
582	* MIPS Technologies, Inc	3
8,643	Molex, Inc	302
1,515	* Monolithic System Technology, Inc	13
1,100	* Moog, Inc (Class A)	54
163,563	Motorola, Inc	2,301
5,858	* MRV Communications, Inc	22
2,855	* Mykrolis Corp	46
300	National Presto Industries, Inc	11
12,771	* National Semiconductor Corp	503
4,791	* New Focus, Inc	24
10,695	* Novellus Systems, Inc	450
10,435	* Nvidia Corp	243
1,726	e* Omnivision Technologies, Inc	95
2,400	* ON Semiconductor Corp	15
4,212	* Openwave Systems, Inc	46
8,470	* Oplink Communications, Inc	20
869	e* OSI Systems, Inc	17
1,250	Park Electrochemical Corp	33
1,673	e* Pemstar, Inc	6
1,447	* Pericom Semiconductor Corp	15
1,900	* Photronics, Inc	38
2,318	* Pixelworks, Inc	26
2,717	* Plantronics, Inc	89
3,100	* Plexus Corp	53
1,182	e* Plug Power, Inc	9
11,897	* PMC-Sierra, Inc	240
7,006	* Polycom, Inc	137
458	* Powell Industries, Inc	9
1,813	* Power Integrations, Inc	61
3,890	* Power-One, Inc	42
4,709	e* Powerwave Technologies, Inc	36
8,578	* Proxim Corp (Class A)	14
6,815	* QLogic Corp	352
55,859	Qualcomm, Inc	3,012
6,100	* Rambus, Inc	187
2,306	* Rayovac Corp	48
1,663	Regal-Beloit Corp	37
4,091	* Remec, Inc	34
11,906	e* RF Micro Devices, Inc	120
400	Richardson Electronics Ltd	5
12,762	Rockwell Collins, Inc	383
1,100	* Rogers Corp	49
36,135	* Sanmina-SCI Corp	456
2,915	e* SBA Communications Corp	11
1,000	* SBS Technologies, Inc	15
10,570	Scientific-Atlanta, Inc	289
1,500	* Seachange International, Inc	23
4,307	* Semtech Corp	98
4,000	* Silicon Image, Inc	29
1,960	* Silicon Laboratories, Inc	85
5,900	* Silicon Storage Technology, Inc	65
500	* Siliconix, Inc	23
1,800	* Sipex Corp	14
63,307	e* Sirius Satellite Radio, Inc	200
10,341	* Skyworks Solutions, Inc	90
1,197	Smith (A.O.) Corp	42
15,365	* Sonus Networks, Inc	116
1,100	Spectralink Corp	21
808	* Standard Microsystems Corp	20
700	* Stoneridge, Inc	11
6,000	* Stratex Networks, Inc	26
3,324	* Superconductor Technologies	19
745	* Supertex, Inc	14
11,448	* Sycamore Networks, Inc	60
2,907	* Symmetricom, Inc	21
1,060	* Synaptics, Inc	16
2,506	* Technitrol, Inc	52
3,400	* Tekelec	53
29,464	* Tellabs, Inc	248
4,400	* Terayon Communication Systems, Inc	20
122,177	Texas Instruments, Inc	3,590
2,968	Thomas & Betts Corp	68
1,600	* Three-Five Systems, Inc	8
1,000	* Tollgrade Communications, Inc	18
7,764	* Transmeta Corp	26
9,492	* Triquint Semiconductor, Inc	67
1,025	* TTM Technologies, Inc	17
640	* Ulticom, Inc	6
1,200	e* Universal Display Corp	16
1,000	* Universal Electronics, Inc	13
5,072	* Utstarcom, Inc	188
3,331	e* Valence Technology, Inc	13
TIAA Separate Account VA-1 Statement of Additional Information    B- 43
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT—(Continued)
2,111	* Varian Semiconductor Equipment Associates, Inc	$92
6,037	* Verso Technologies, Inc	19
1,399	* Viasat, Inc	27
1,471	* Vicor Corp	17
739	* Virage Logic Corp	8
11,380	* Vishay Intertechnology, Inc	261
14,636	* Vitesse Semiconductor Corp	86
2,980	* Westell Technologies, Inc	19
4,823	Whirlpool Corp	350
1,260	* White Electronic Designs Corp	11
1,507	* Wilson Greatbatch Technologies, Inc	64
800	Woodhead Industries, Inc	14
1,429	* Xicor, Inc	16
23,957	* Xilinx, Inc	928
1,399	* Zhone Technologies, Inc	7

	TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	69,538

ENGINEERING AND MANAGEMENT SERVICES—0.77%
1,185	e* aaiPharma, Inc	30
633	* Advisory Board Co	22
3,957	* Affymetrix, Inc	97
1,368	e* Antigenics, Inc	15
4,841	* Applera Corp (Celera Genomics Group)	67
3,600	* Ariad Pharmaceuticals, Inc	27
10,858	* BearingPoint, Inc	110
246	* Bioreliance Corp	12
5,636	* Celgene Corp	254
5,700	* Century Business Services, Inc	25
529	* Charles River Associates, Inc	17
1,445	* Ciphergen Biosystems, Inc	16
942	* Cornell Cos, Inc	13
2,561	* Corporate Executive Board Co	120
2,017	* Corrections Corp Of America	58
4,280	* Covance, Inc	115
2,974	* CuraGen Corp	22
1,903	e* CV Therapeutics, Inc	28
3,808	* Decode Genetics, Inc	31
520	* Digitas, Inc	5
1,742	* Diversa Corp	16
1,749	* eResearch Technology, Inc	44
821	e* Exact Sciences Corp	8
3,246	* Exelixis, Inc	23
3,466	* Exult, Inc	25
1,307	* First Consulting Group, Inc	7
5,722	Fluor Corp	227
1,000	* Forrester Research, Inc	18
2,772	* FTI Consulting, Inc	65
2,986	* Gartner, Inc (Class A)	34
2,624	* Gartner, Inc (Class B)	29
1,900	* Gene Logic, Inc	10
724	* Genencor International, Inc	11
3,204	* Gen-Probe, Inc	117
30,479	Halliburton Co	792
600	* Hewitt Associates, Inc	18
4,807	* Incyte Corp	33
3,395	* Jacobs Engineering Group, Inc	163
1,236	* Kosan Biosciences, Inc	12
584	Landauer, Inc	24
2,441	* Lexicon Genetics, Inc	14
1,206	* Luminex Corp	11
1,221	* MAXIMUS, Inc	48
2,143	* Maxygen, Inc	23
17,593	Monsanto Co	506
8,767	Moody’s Corp	531
400	* MTC Technologies, Inc	13
1,780	e* Myriad Genetics, Inc	23
2,900	* Navigant Consulting, Inc	55
951	* Neopharm, Inc	17
569	* Newtek Business Services, Inc	4
1,703	* Parexel International Corp	28
23,418	Paychex, Inc	871
2,266	* Per-Se Technologies, Inc	35
3,516	* Pharmaceutical Product Development, Inc	95
1,600	* Pharmacopeia, Inc	23
2,566	* PRG-Schultz International, Inc	13
5,338	Quest Diagnostics, Inc	390
1,565	* Regeneration Technologies, Inc	17
2,361	* Regeneron Pharmaceuticals, Inc	35
1,840	* Repligen Corp	8
700	e* Research Frontiers, Inc	7
1,353	* Resources Connection, Inc	37
1,160	* Right Management Consultants, Inc	22
4,200	* Savient Pharmaceuticals, Inc	19
1,282	* Seattle Genetics, Inc	11
20,732	Servicemaster Co	242
350	* SFBC International, Inc	9
1,062	* Sourcecorp	27
1,600	* Symyx Technologies, Inc	33
500	* Tejon Ranch Co	21
2,861	e* Telik, Inc	66
3,591	* Tetra Tech, Inc	89
2,015	* Transkaryotic Therapies, Inc	31
791	e* TRC Cos, Inc	17
953	e* Trimeris, Inc	20
3,553	* Tularik, Inc	57
4,973	* U.S. Oncology, Inc	54
1,027	* URS Corp	26
1,002	* Washington Group International, Inc	34
2,145	* Watson Wyatt & Co Holdings	52

	TOTAL ENGINEERING AND MANAGEMENT SERVICES	6,394

FABRICATED METAL PRODUCTS—0.65%
2,321	* Alliant Techsystems, Inc	134
3,939	Ball Corp	235
714	CIRCOR International, Inc	17
3,558	Crane Co	109
9,061	* Crown Holdings, Inc	82
8,043	Danaher Corp	738
376	* Drew Industries, Inc	10
10,213	Fortune Brands, Inc	730
1,746	* Griffon Corp	35
546	* Gulf Island Fabrication, Inc	9
2,800	Harsco Corp	123
18,296	Illinois Tool Works, Inc	1,535
991	* Intermagnetics General Corp	22
5,881	* Jacuzzi Brands, Inc	42
33,630	Masco Corp	922
734	Material Sciences Corp	7
933	* Mobile Mini, Inc	18
1,321	* NCI Building Systems, Inc	32
2,992	* Raytech Corp	10
4,275	e* Shaw Group, Inc	58
711	* Silgan Holdings, Inc	30
1,052	* Simpson Manufacturing Co, Inc	54
4,037	Snap-On, Inc	130
4,636	Stanley Works	176
1,400	Sturm Ruger & Co, Inc	16
B- 44    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

FABRICATED METAL PRODUCTS—(Continued)
3,113	e* Tower Automotive, Inc	$21
1,000	Valmont Industries, Inc	23
1,100	Watts Water Technologies, Inc (Class A)	24

	TOTAL FABRICATED METAL PRODUCTS	5,342

FOOD AND KINDRED PRODUCTS—3.31%
1,106	* American Italian Pasta Co (Class A)	46
59,051	Anheuser-Busch Cos, Inc	3,111
36,613	Archer Daniels Midland Co	557
700	* Boston Beer Co, Inc (Class A)	13
15,985	Campbell Soup Co	428
63	Coca-Cola Bottling Co Consolidated	3
151,344	Coca-Cola Co	7,681
15,688	Coca-Cola Enterprises, Inc	343
37,888	Conagra Foods, Inc	1,000
6,233	* Constellation Brands, Inc (Class A)	205
1,894	Coors (Adolph) Co (Class B)	106
2,328	Corn Products International, Inc	80
3,761	* Darling International, Inc	10
10,783	* Dean Foods Co	354
12,588	* Del Monte Foods Co	131
65	Farmer Brothers Co	20
2,383	Flowers Foods, Inc	61
26,241	General Mills, Inc	1,189
24,878	H.J. Heinz Co	906
5,544	* Hercules, Inc	68
6,372	Hershey Foods Corp	491
469	* Horizon Organic Holding Corp	11
5,077	Hormel Foods Corp	131
1,137	* International Multifoods Corp	20
2,936	Interstate Bakeries Corp	42
400	* J & J Snack Foods Corp	15
3,016	J.M. Smucker Co	137
17,499	Kellogg Co	666
19,337	Kraft Foods, Inc (Class A)	623
1,829	Lancaster Colony Corp	83
1,746	Lance, Inc	26
686	* M&F Worldwide Corp	9
9,489	McCormick & Co, Inc (Non-Vote)	286
259	* National Beverage Corp	4
624	* Peets Coffee & Tea, Inc	11
11,947	Pepsi Bottling Group, Inc	289
3,934	PepsiAmericas Inc	67
121,428	PepsiCo, Inc	5,661
1,099	Pilgrim’s Pride Corp	18
2,056	* Ralcorp Holdings, Inc	64
430	Riviana Foods, Inc	12
669	* Robert Mondavi Corp (Class A)	26
54,701	Sara Lee Corp	1,188
3,076	Sensient Technologies Corp	61
6,771	* Smithfield Foods, Inc	140
1,685	Tootsie Roll Industries, Inc	61
2,585	Topps Co, Inc	27
15,485	Tyson Foods, Inc (Class A)	205
11,505	Wrigley (Wm.) Jr Co	647

	TOTAL FOOD AND KINDRED PRODUCTS	27,333

FOOD STORES—0.44%
1,696	* 7-Eleven, Inc	27
23,819	Albertson’s, Inc	540
97	Arden Group, Inc (Class A)	8
1,203	* Great Atlantic & Pacific Tea Co, Inc	10
700	Ingles Markets, Inc (Class A)	7
53,429	* Kroger Co	989
2,088	e* Panera Bread Co (Class A)	83
357	* Pantry, Inc	8
2,206	* Pathmark Stores, Inc	17
2,200	Ruddick Corp	39
31,297	* Safeway, Inc	686
27,620	* Starbucks Corp	913
779	Weis Markets, Inc	28
3,539	Whole Foods Market, Inc	238
1,385	* Wild Oats Markets, Inc	18
4,470	e Winn-Dixie Stores, Inc	44

	TOTAL FOOD STORES	3,655

FORESTRY—0.12%
15,586	Weyerhaeuser Co	998

	TOTAL FORESTRY	998

FURNITURE AND FIXTURES—0.32%
745	Bassett Furniture Industries, Inc	12
2,243	Ethan Allen Interiors, Inc	94
3,459	Furniture Brands International, Inc	101
5,200	Herman Miller, Inc	126
3,609	Hillenbrand Industries, Inc	224
4,114	HON Industries, Inc	178
190	Hooker Furniture Corp	8
6,280	Johnson Controls, Inc	729
2,436	Kimball International, Inc (Class B)	38
3,952	La-Z-Boy, Inc	83
4,399	Lear Corp	270
13,681	Leggett & Platt, Inc	296
19,520	Newell Rubbermaid, Inc	444
1,320	* Select Comfort Corp	33
389	Stanley Furniture Co, Inc	12
2,167	Steelcase, Inc (Class A)	31

	TOTAL FURNITURE AND FIXTURES	2,679

FURNITURE AND HOMEFURNISHINGS STORES—0.37%
20,930	* Bed Bath & Beyond, Inc	907
18,471	Best Buy Co, Inc	965
13,312	Circuit City Stores, Inc (Circuit City Group)	135
1,370	* Cost Plus, Inc	56
1,100	* Electronics Boutique Holdings Corp	25
1,300	* Gamestop Corp (Class A)	20
982	* Guitar Center, Inc	32
1,232	Haverty Furniture Cos, Inc	24
1,786	* Intertan, Inc	18
3,107	* Linens ’n Things, Inc	93
6,500	Pier 1 Imports, Inc	142
11,717	RadioShack Corp	359
1,285	* Restoration Hardware, Inc	6
605	* Rex Stores Corp	9
2,382	* The Bombay Co, Inc	19
1,215	* Trans World Entertainment Corp	9
1,389	* Tweeter Home Entertainment Group, Inc	13
791	* Ultimate Electronics, Inc	6
6,132	* Williams-Sonoma, Inc	213

	TOTAL FURNITURE AND HOMEFURNISHINGS STORES	3,051

GENERAL BUILDING CONTRACTORS—0.34%
881	Beazer Homes U.S.A., Inc	86
300	Brookfield Homes Corp	8
4,349	Centex Corp	468
8,511	D.R. Horton, Inc	368
147	* Dominion Homes, Inc	4
1,083	e* Hovnanian Enterprises, Inc (Class A)	94
2,824	KB Home	205
360	Lennar Corp	33
3,759	Lennar Corp (Class A)	361
TIAA Separate Account VA-1 Statement of Additional Information    B- 45
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

GENERAL BUILDING CONTRACTORS—(Continued)
862	M/I Schottenstein Homes, Inc	$34
1,421	MDC Holdings, Inc	92
609	* Meritage Corp	40
420	* NVR, Inc	196
1,250	* Palm Harbor Homes, Inc	22
900	* Perini Corp	8
3,525	Pulte Homes, Inc	330
1,960	Ryland Group, Inc	174
2,279	Standard-Pacific Corp	111
3,215	* Toll Brothers, Inc	128
2,013	Walter Industries, Inc	27
1,297	* WCI Communities, Inc	27
356	e* William Lyon Homes, Inc	22

	TOTAL GENERAL BUILDING CONTRACTORS	2,838

GENERAL MERCHANDISE STORES—2.30%
2,874	* 99 Cents Only Stores	78
8,000	* Big Lots, Inc	114
4,983	* BJ’s Wholesale Club, Inc	114
915	* Brookstone, Inc	19
2,822	Casey’s General Stores, Inc	50
32,294	* Costco Wholesale Corp	1,201
4,851	Dillard’s, Inc (Class A)	80
19,165	Dollar General Corp	402
8,180	* Dollar Tree Stores, Inc	246
10,790	Family Dollar Stores, Inc	387
13,181	Federated Department Stores, Inc	621
2,335	Fred’s, Inc	72
19,144	J.C. Penney Co, Inc	503
20,377	* Kohl’s Corp	916
20,021	May Department Stores Co	582
1,723	* Neiman Marcus Group, Inc (Class A)	92
723	* Neiman Marcus Group, Inc (Class B)	36
9,017	* Saks, Inc	136
19,315	Sears Roebuck & Co	879
2,069	* ShopKo Stores, Inc	32
1,757	* Stein Mart, Inc	14
64,387	Target Corp	2,472
1,000	* Tuesday Morning Corp	30
187,664	Wal-Mart Stores, Inc	9,956

	TOTAL GENERAL MERCHANDISE STORES	19,032

HEALTH SERVICES—0.77%
3,215	* Accredo Health, Inc	102
1,762	e* American Healthways, Inc	42
1,426	* Amsurg Corp	54
3,761	* Apria Healthcare Group, Inc	107
7,127	* Beverly Enterprises, Inc	61
18,286	* Caremark Rx, Inc	463
842	* Chronimed, Inc	7
3,492	* Community Health Systems, Inc	93
500	* Corvel Corp	19
3,239	* Coventry Health Care, Inc	209
2,321	* Cross Country Healthcare, Inc	35
1,100	e* CryoLife, Inc	6
740	* Curative Health Services, Inc	10
4,180	* DaVita, Inc	163
400	e* Dynacq Healthcare, Inc	3
1,776	* Enzo Biochem, Inc	32
4,446	* Express Scripts, Inc	295
6,878	* First Health Group Corp	134
1,006	* Genesis HealthCare Corp	23
1,525	* Gentiva Health Services, Inc	19
34,619	HCA, Inc	1,487
16,770	Health Management Associates, Inc (Class A)	402
3,932	Hooper Holmes, Inc	24
414	* IMPAC Medical Systems, Inc	11
2,161	* Inveresk Research Group, Inc	53
813	* Kindred Healthcare, Inc	42
581	* LabOne, Inc	19
10,565	* Laboratory Corp Of America Holdings	390
2,695	* LifePoint Hospitals, Inc	79
7,330	* Lincare Holdings, Inc	220
6,895	Manor Care, Inc	238
624	* Matria Healthcare, Inc	13
1,650	e* MIM Corp	12
600	* National Healthcare Corp	12
2,013	* NeighborCare, Inc	40
2,152	* Odyssey HealthCare, Inc	63
859	* Option Care, Inc	9
3,260	e* Orthodontic Centers Of America, Inc	26
1,764	* Pediatrix Medical Group, Inc	97
3,350	* Province Healthcare Co	54
1,200	* RehabCare Group, Inc	26
3,399	* Renal Care Group, Inc	140
3,296	Select Medical Corp	54
366	* Specialty Laboratories, Inc	6
1,300	e* Sunrise Senior Living, Inc	50
33,103	* Tenet Healthcare Corp	531
5,249	* Triad Hospitals, Inc	175
623	* U.S. Physical Therapy, Inc	10
1,089	* United Surgical Partners International, Inc	36
3,448	Universal Health Services, Inc (Class B)	185
774	* VistaCare, Inc (Class A)	27

	TOTAL HEALTH SERVICES	6,408

HEAVY CONSTRUCTION, EXCEPT BUILDING—0.01%
2,325	Granite Construction, Inc	55
1,632	* Insituform Technologies, Inc (Class A)	27

	TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	82

HOLDING AND OTHER INVESTMENT OFFICES—2.74%
816	* 4Kids Entertainment, Inc	21
1,151	Acadia Realty Trust	14
700	Alabama National Bancorp	37
142	* Alexander’s, Inc	18
1,279	Alexandria Real Estate Equities, Inc	74
850	Allegiant Bancorp, Inc	24
7,895	e Allied Capital Corp	220
5,726	AMB Property Corp	188
1,700	Amcore Financial, Inc	46
345	American Land Lease, Inc	7
543	American Mortgage Acceptance Co	9
1,041	AMLI Residential Properties Trust	28
6,326	Annaly Mortgage Management, Inc	116
3,218	Anthracite Capital, Inc	36
2,435	Anworth Mortgage Asset Corp	34
6,524	Apartment Investment & Management Co (Class A)	225
12,972	Archstone-Smith Trust	363
4,002	Arden Realty, Inc	121
1,181	Associated Estates Realty Corp	9
4,303	AvalonBay Communities, Inc	206
996	Bedford Property Investors, Inc	29
5,058	Boston Properties, Inc	244
1,400	* Boykin Lodging Co	13
1,933	Brandywine Realty Trust	52
3,459	BRE Properties, Inc (Class A)	116
3,927	Brookline Bancorp, Inc	60
235	BRT Realty Trust	7
2,491	Camden Property Trust	110
1,660	Capital Automotive REIT	53
B- 46    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

HOLDING AND OTHER INVESTMENT OFFICES—(Continued)
554	Capitol Bancorp Ltd	$16
650	e Capstead Mortgage Corp	11
3,615	CarrAmerica Realty Corp	108
1,601	CBL & Associates Properties, Inc	90
1,600	Centerpoint Properties Trust	120
2,589	Chelsea Property Group, Inc	142
342	Cherokee, Inc	8
1,222	e Colonial Properties Trust	48
2,940	Commercial Net Lease Realty, Inc	52
561	Community Banks, Inc	22
2,770	Community First Bankshares, Inc	80
823	Connecticut Bancshares, Inc	42
3,454	Cornerstone Realty Income Trust, Inc	30
1,955	Corporate Office Properties Trust	41
916	Correctional Properties Trust	26
2,543	Cousins Properties, Inc	78
5,712	Crescent Real Estate Equities Co	98
900	* Criimi MAE, Inc	9
5,460	Developers Diversified Realty Corp	183
10,024	Duke Realty Corp	311
1,377	Eastgroup Properties, Inc	45
1,500	Entertainment Properties Trust	52
2,800	Equity Inns, Inc	25
28,532	Equity Office Properties Trust	817
1,850	Equity One, Inc	31
19,383	e Equity Residential	572
1,337	Essex Property Trust, Inc	86
3,121	Federal Realty Investment Trust	120
3,200	* FelCor Lodging Trust, Inc	35
382	First Defiance Financial Corp	10
800	First Indiana Corp	15
2,700	First Industrial Realty Trust, Inc	91
4,966	First Niagara Financial Group, Inc	74
987	First Place Financial Corp	19
4,200	Fremont General Corp	71
5,219	Friedman Billings Ramsey Group, Inc	120
2,100	Gables Residential Trust	73
15,328	General Growth Properties, Inc	425
760	German American Bancorp	13
638	Gladstone Capital Corp	14
1,119	Glenborough Realty Trust, Inc	22
2,071	Glimcher Realty Trust	46
946	e Great Lakes REIT	15
3,669	e Greater Bay Bancorp	104
933	* Hawthorne Financial Corp	26
4,689	Health Care Property Investors, Inc	238
3,509	Health Care REIT, Inc	126
2,800	e Healthcare Realty Trust, Inc	100
1,295	Heritage Property Investment Trust	37
3,647	Highwoods Properties, Inc	93
2,287	Home Properties, Inc	92
4,303	Hospitality Properties Trust	178
19,213	* Host Marriott Corp	237
8,761	HRPT Properties Trust	88
3,911	IMPAC Mortgage Holdings, Inc	71
3,530	Independence Community Bank Corp	127
1,794	Innkeepers U.S.A. Trust	15
2,415	Investors Real Estate Trust	24
6,923	iStar Financial, Inc	269
1,342	Keystone Property Trust	30
1,702	Kilroy Realty Corp	56
6,825	Kimco Realty Corp	305
1,322	Koger Equity, Inc	28
1,326	Kramont Realty Trust	24
9,308	* La Quinta Corp	60
1,708	LaSalle Hotel Properties	32
2,705	Lexington Corporate Properties Trust	55
5,400	Liberty Property Trust	210
1,388	* Local Financial Corp	29
1,014	LTC Properties, Inc	15
4,337	Macerich Co	193
4,122	Mack-Cali Realty Corp	172
925	Manufactured Home Communities, Inc	35
274	MASSBANK Corp	12
2,874	* Meristar Hospitality Corp	19
4,020	e MFA Mortgage Investments, Inc	39
1,033	Mid-America Apartment Communities, Inc	35
2,707	Mills Corp	119
1,041	Mission West Properties, Inc	13
800	National Health Investors, Inc	20
426	National Health Realty, Inc	8
3,536	Nationwide Health Properties, Inc	69
7,189	New Plan Excel Realty Trust	177
2,082	Newcastle Investment Corp	56
1,498	e Novastar Financial, Inc	64
1,157	Omega Healthcare Investors, Inc	11
990	Oriental Financial Group, Inc	25
2,862	Pan Pacific Retail Properties, Inc	136
629	Parkway Properties, Inc	26
2,046	Pennsylvania Real Estate Investment Trust	74
13,020	Plum Creek Timber Co, Inc	396
9,353	Popular, Inc	420
2,418	Post Properties, Inc	68
2,466	Prentiss Properties Trust	81
1,328	* Price Legacy Corp	5
394	PrivateBancorp, Inc	18
11,632	Prologis	373
800	Prosperity Bancshares, Inc	18
200	Provident Bancorp, Inc	9
1,073	PS Business Parks, Inc	44
7,047	Public Storage, Inc	306
425	Quaker City Bancorp, Inc	20
1,730	RAIT Investment Trust	44
720	Ramco-Gershenson Properties	20
2,700	Realty Income Corp	108
3,829	Reckson Associates Realty Corp	93
953	Redwood Trust, Inc	48
1,699	Regency Centers Corp	68
5,397	Rouse Co	254
1,000	Sandy Spring Bancorp, Inc	37
800	Saul Centers, Inc	23
3,283	Senior Housing Properties Trust	57
3,170	Shurgard Storage Centers, Inc (Class A)	119
9,487	Simon Property Group, Inc	440
829	Sizeler Property Investors	9
2,400	SL Green Realty Corp	99
902	Sovran Self Storage, Inc	34
40,318	SPDR Trust Series 1	4,487
868	Suffolk Bancorp	30
1,970	Summit Properties, Inc	47
1,069	Sun Communities, Inc	41
2,750	Susquehanna Bancshares, Inc	69
600	Tanger Factory Outlet Centers, Inc	24
3,112	Taubman Centers, Inc	64
5,109	Thornburg Mortgage, Inc	139
587	Tompkins Trustco, Inc	27
1,037	Town & Country Trust	26
5,482	Trizec Properties, Inc	84
1,311	e U.S. Restaurant Properties, Inc	22
8,425	United Dominion Realty Trust, Inc	162
374	United Mobile Homes, Inc	6
TIAA Separate Account VA-1 Statement of Additional Information    B- 47
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

HOLDING AND OTHER INVESTMENT OFFICES—(Continued)
1,323	United National Bancorp	$47
795	Universal Health Realty Income Trust	24
1,407	Urstadt Biddle Properties, Inc (Class A)	20
5,387	Ventas, Inc	119
5,860	Vornado Realty Trust	321
65,767	Washington Mutual, Inc	2,639
2,550	Washington Real Estate Investment Trust	74
2,859	Waypoint Financial Corp	62
3,294	Weingarten Realty Investors	146
358	Westfield Financial, Inc	9
1,215	Winston Hotels, Inc	12

	TOTAL HOLDING AND OTHER INVESTMENT OFFICES	22,670

HOTELS AND OTHER LODGING PLACES—0.29%
709	* Ameristar Casinos, Inc	17
2,130	* Boca Resorts, Inc (Class A)	32
2,248	Boyd Gaming Corp	36
1,590	Choice Hotels International, Inc	56
4,994	Extended Stay America, Inc	72
23,618	Hilton Hotels Corp	405
3,517	Mandalay Resort Group	157
1,242	Marcus Corp	20
14,035	Marriott International, Inc (Class A)	648
4,788	* MGM Mirage	180
20,455	* Park Place Entertainment Corp	222
1,730	* Pinnacle Entertainment, Inc	16
2,481	* Prime Hospitality Corp	25
13,596	Starwood Hotels & Resorts Worldwide, Inc	489
1,382	* Vail Resorts, Inc	23
982	* Wynn Resorts Ltd	28

	TOTAL HOTELS AND OTHER LODGING PLACES	2,426

INDUSTRIAL MACHINERY AND EQUIPMENT—7.36%
55,312	3M Co	4,703
676	* Aaon, Inc	13
1,422	* Actuant Corp	51
7,209	* Adaptec, Inc	64
4,600	* Advanced Digital Information Corp	64
5,183	* AGCO Corp	104
446	Alamo Group, Inc	7
4,450	* American Standard Cos, Inc	448
400	Ampco-Pittsburgh Corp	5
25,631	* Apple Computer, Inc	548
116,966	* Applied Materials, Inc	2,626
1,200	* Astec Industries, Inc	15
444	* ASV, Inc	17
2,600	* Asyst Technologies, Inc	45
2,998	* Avocent Corp	109
7,081	* Axcelis Technologies, Inc	72
23,475	Baker Hughes, Inc	755
300	BHA Group Holdings, Inc	8
5,538	Black & Decker Corp	273
1,400	Black Box Corp	64
1,478	Briggs & Stratton Corp	100
2,384	* Brooks Automation, Inc	58
674	Cascade Corp	15
24,320	Caterpillar, Inc	2,019
5,224	* Cirrus Logic, Inc	40
495,464	* Cisco Systems, Inc	12,035
2,075	* Computer Network Technology Corp	20
4,500	* Concurrent Computer Corp	20
3,197	* Cooper Cameron Corp	149
4,397	* Cray, Inc	44
2,403	Cummins, Inc	118
1,000	* Cuno, Inc	45
2,481	* Cymer, Inc	115
17,052	Deere & Co	1,109
160,883	* Dell, Inc	5,464
5,272	Diebold, Inc	284
2,713	Donaldson Co, Inc	161
2,494	* Dot Hill Systems Corp	38
14,330	Dover Corp	570
463	* Dril-Quip, Inc	8
4,951	Eaton Corp	535
3,700	* Electronics For Imaging, Inc	96
166,395	* EMC Corp	2,150
5,823	* Emulex Corp	155
1,237	Engineered Support Systems, Inc	68
1,375	* EnPro Industries, Inc	19
1,492	* Esterline Technologies Corp	40
2,479	e* FalconStor Software, Inc	22
992	* Fargo Electronics, Inc	13
3,277	* Flowserve Corp	68
3,959	* FMC Technologies, Inc	92
1,072	* Gardner Denver, Inc	26
14,939	* Gateway, Inc	69
428	* General Binding Corp	8
1,604	* Global Power Equipment Group, Inc	11
539	Gorman-Rupp Co	14
3,219	Graco, Inc	129
6,904	* Grant Prideco, Inc	90
215,526	Hewlett-Packard Co	4,951
835	* Hydril	20
2,432	* Hypercom Corp	12
1,893	IDEX Corp	79
2,671	* InFocus Corp	26
876	* Interland, Inc	6
114,367	International Business Machines Corp	10,600
24,248	International Game Technology	866
3,555	Iomega Corp	21
6,433	ITT Industries, Inc	477
3,200	JLG Industries, Inc	49
3,106	Joy Global, Inc	81
993	* Kadant, Inc	21
1,979	Kaydon Corp	51
2,358	Kennametal, Inc	94
1,583	e* Komag, Inc	23
3,600	* Kulicke & Soffa Industries, Inc	52
8,892	* Lam Research Corp	287
3,073	Lennox International, Inc	51
8,290	* Lexmark International, Inc	652
2,211	Lincoln Electric Holdings, Inc	55
700	Lindsay Manufacturing Co	18
400	Lufkin Industries, Inc	12
1,635	Manitowoc Co, Inc	51
13,440	* Maxtor Corp	149
100	* Mestek, Inc	2
1,115	* Micros Systems, Inc	48
1,150	e* Milacron, Inc	5
2,000	Modine Manufacturing Co	54
413	Nacco Industries, Inc (Class A)	37
5,494	* National-Oilwell, Inc	123
21,173	* Network Appliance, Inc	435
1,903	Nordson Corp	66
1,594	* Oil States International, Inc	22
1,045	* Omnicell, Inc	17
547	* Overland Storage, Inc	10
8,166	Pall Corp	219
2,360	* PalmOne, Inc	28
8,479	Parker Hannifin Corp	505
2,314	* Paxar Corp	31
B- 48    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

INDUSTRIAL MACHINERY AND EQUIPMENT—(Continued)
3,340	Pentair, Inc	$153
16,663	Pitney Bowes, Inc	677
904	* Planar Systems, Inc	22
2,200	e* Presstek, Inc	16
1,773	* ProQuest Co	52
9,635	* Quantum Corp	30
1,700	* Rainbow Technologies, Inc	19
600	Robbins & Myers, Inc	11
4,857	* Sandisk Corp	297
744	Sauer-Danfoss, Inc	12
600	Schawk, Inc	8
3,316	* Scientific Games Corp (Class A)	56
1,100	* Semitool, Inc	12
1,077	e* Sigma Designs, Inc	8
13,958	e* Silicon Graphics, Inc	19
517	* Simpletech, Inc	3
6,412	* Smith International, Inc	266
55,449	* Solectron Corp	328
5,466	* SPX Corp	321
800	Standex International Corp	22
2,032	Stewart & Stevenson Services, Inc	29
7,539	* Storage Technology Corp	194
16,219	Symbol Technologies, Inc	274
1,000	Tecumseh Products Co (Class A)	48
600	Tennant Co	26
2,860	* Terex Corp	81
1,000	Thomas Industries, Inc	35
3,453	Timken Co	69
1,600	Toro Co	74
1,608	* Ultratech, Inc	47
3,395	* UNOVA, Inc	78
1,820	* Veeco Instruments, Inc	51
13,900	* Western Digital Corp	164
600	Woodward Governor Co	34
51,842	e* Xerox Corp	715
2,700	York International Corp	99
2,605	* Zebra Technologies Corp (Class A)	173

	TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	60,837

INSTRUMENTS AND RELATED PRODUCTS—2.88%
1,633	* Aclara BioSciences, Inc	6
2,148	* Advanced Medical Optics, Inc	42
1,221	* Advanced Neuromodulation Systems, Inc	56
33,422	* Agilent Technologies, Inc	977
1,853	e* Aksys Ltd	16
1,019	* Alaris Medical Systems, Inc	15
2,974	* Align Technology, Inc	49
1,417	* American Medical Systems Holdings, Inc	31
477	Analogic Corp	20
14,863	Applera Corp (Applied Biosystems Group)	308
1,344	Arrow International, Inc	34
1,500	* Arthrocare Corp	37
624	* Aspect Medical Systems, Inc	7
3,784	Bard (C.R.), Inc	307
3,695	Bausch & Lomb, Inc	192
42,079	Baxter International, Inc	1,284
4,485	Beckman Coulter, Inc	228
18,042	Becton Dickinson & Co	742
786	BEI Technologies, Inc	16
1,268	e* Biolase Technology, Inc	21
18,144	Biomet, Inc	661
1,200	* Bio-Rad Laboratories, Inc (Class A)	69
45,388	* Boston Scientific Corp	1,668
1,542	* Bruker BioSciences Corp	7
519	* Candela Corp	9
479	* Cantel Medical Corp	8
3,947	* Cardiac Science, Inc	16
2,300	* Cardiodynamics International Corp	14
1,643	* Cepheid, Inc	16
938	* Cerus Corp	4
844	* Cholestech Corp	6
400	* Closure Medical Corp	14
2,294	Cognex Corp	65
2,100	* Coherent, Inc	50
1,500	Cohu, Inc	29
720	* Cole National Corp	14
1,165	e* Conceptus, Inc	12
1,700	* Concord Camera Corp	16
1,940	* Conmed Corp	46
2,130	Cooper Cos, Inc	100
4,346	* Credence Systems Corp	57
744	* CTI Molecular Imaging, Inc	13
1,543	* Cyberonics, Inc	49
8,521	* Cytyc Corp	117
800	Datascope Corp	29
5,500	Dentsply International, Inc	248
1,255	* Dionex Corp	58
527	* DJ Orthopedics, Inc	14
1,260	* DRS Technologies, Inc	35
20,264	Eastman Kodak Co	520
1,002	EDO Corp	25
4,390	* Edwards Lifesciences Corp	132
859	* ESCO Technologies, Inc	37
399	* Exactech, Inc	6
600	* Excel Technology, Inc	20
1,709	* FEI Co	38
3,613	* Fisher Scientific International, Inc	149
2,442	* Flir Systems, Inc	89
1,845	* Fossil, Inc	52
21,910	Guidant Corp	1,319
1,142	* Haemonetics Corp	27
1,390	* Hanger Orthopedic Group, Inc	22
859	* Herley Industries, Inc	18
1,387	* Hologic, Inc	24
701	e* ICU Medical, Inc	24
1,208	* Igen International, Inc	71
700	* Ii-Vi, Inc	18
1,795	* Inamed Corp	86
3,300	* Input/ Output, Inc	15
1,332	e* Integra LifeSciences Holding	38
1,240	* Interpore International	16
1,717	* Intuitive Surgical, Inc	29
1,790	Invacare Corp	72
1,155	e* Invision Technologies, Inc	39
1,262	e* Ionics, Inc	40
1,037	* I-Stat Corp	16
1,441	* Itron, Inc	26
1,548	* Ixia	18
900	Keithley Instruments, Inc	16
520	* Kensey Nash Corp	12
13,534	* KLA-Tencor Corp	794
653	e* KVH Industries, Inc	18
633	* Kyphon, Inc	16
879	* Laserscope	14
3,589	* Lexar Media, Inc	63
3,416	* LTX Corp	51
522	* Medical Action Industries, Inc	10
86,213	Medtronic, Inc	4,191
2,838	Mentor Corp	68
1,469	* Merit Medical Systems, Inc	33
2,475	* Mettler-Toledo International, Inc	104
TIAA Separate Account VA-1 Statement of Additional Information    B- 49
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

INSTRUMENTS AND RELATED PRODUCTS—(Continued)
670	* Micro Therapeutics, Inc	$2
3,300	* Millipore Corp	142
565	Mine Safety Appliances Co	45
1,655	* MKS Instruments, Inc	48
1,101	* Molecular Devices Corp	21
589	Movado Group, Inc	17
1,508	MTS Systems Corp	29
2,716	* Newport Corp	45
1,099	* Novoste Corp	5
1,667	Oakley, Inc	23
1,200	* Ocular Sciences, Inc	34
3,100	* Orbital Sciences Corp	37
2,298	* Orthologic Corp	14
1,029	* Osteotech, Inc	9
8,057	PerkinElmer, Inc	138
1,200	* Photon Dynamics, Inc	48
4,100	* Pinnacle Systems, Inc	35
1,227	* Possis Medical, Inc	24
28,970	Raytheon Co	870
2,236	* Resmed, Inc	93
2,100	* Respironics, Inc	95
416	* Retractable Technologies, Inc	3
11,858	Rockwell Automation, Inc	422
200	* Rofin-Sinar Technologies, Inc	7
1,996	Roper Industries, Inc	98
688	* Rudolph Technologies, Inc	17
2,167	* Sola International, Inc	41
1,305	e* Sonic Solutions, Inc	20
957	* SonoSite, Inc	21
12,532	* St. Jude Medical, Inc	769
1,151	* Staar Surgical Co	13
1,647	* Star Scientific, Inc	3
4,798	* Steris Corp	108
9,868	Stryker Corp	839
2,566	* Sybron Dental Specialties, Inc	72
568	* Synovis Life Technologies, Inc	12
358	Sypris Solutions, Inc	6
2,800	* Techne Corp	106
5,828	Tektronix, Inc	184
2,389	Teleflex, Inc	115
13,233	* Teradyne, Inc	337
2,000	* Theragenics Corp	11
1,595	* Therasense, Inc	32
11,386	* Thermo Electron Corp	287
3,489	* Thoratec Corp	45
2,130	* Trimble Navigation Ltd	79
1,583	* TriPath Imaging, Inc	12
688	United Industrial Corp	12
4,606	* Varian Medical Systems, Inc	318
2,033	* Varian, Inc	85
800	* Ventana Medical Systems, Inc	32
1,897	* Viasys Healthcare, Inc	39
3,466	* Visx, Inc	80
602	e* Vital Images, Inc	11
400	Vital Signs, Inc	13
2,366	e* Vivus, Inc	9
8,959	* Waters Corp	297
1,125	* Wright Medical Group, Inc	34
1,200	X-Rite, Inc	14
311	Young Innovations, Inc	11
17,036	* Zimmer Holdings, Inc	1,199
600	* Zoll Medical Corp	21
1,200	* Zygo Corp	20

	TOTAL INSTRUMENTS AND RELATED PRODUCTS	23,836

INSURANCE AGENTS, BROKERS AND SERVICE—0.40%
17,944	AON Corp	430
3,654	Brown & Brown, Inc	119
1,019	* Clark, Inc	20
2,076	Crawford & Co (Class B)	15
6,200	Gallagher (Arthur J.) & Co	201
2,000	Hilb, Rogal & Hamilton Co	64
37,733	Marsh & McLennan Cos, Inc	1,807
19,156	* Medco Health Solutions, Inc	651
1,500	* USI Holdings Corp	20

	TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	3,327

INSURANCE CARRIERS—4.68%
1,552	21st Century Insurance Group	21
5,103	* AdvancePCS	269
10,081	Aetna, Inc	681
36,249	Aflac, Inc	1,311
2,273	Alfa Corp	29
286	* Alleghany Corp	64
3,675	* Allmerica Financial Corp	113
49,574	Allstate Corp	2,133
5,765	Ambac Financial Group, Inc	400
2,572	American Financial Group, Inc	68
162,078	American International Group, Inc	10,743
644	* American Medical Security Group, Inc	14
693	American National Insurance Co	58
652	* American Physicians Capital, Inc	12
1,390	* AMERIGROUP Corp	59
2,774	AmerUs Group Co	97
9,726	* Anthem, Inc	729
1,958	* Argonaut Group, Inc	30
625	Baldwin & Lyons, Inc (Class B)	18
4,524	Berkley (W.R.) Corp	158
1,285	* Centene Corp	36
13,197	Chubb Corp	899
9,861	Cigna Corp	567
9,473	Cincinnati Financial Corp	397
1,845	* Citizens, Inc	17
1,505	* CNA Financial Corp	36
1,100	* CNA Surety Corp	10
1,558	Commerce Group, Inc	62
1,728	Delphi Financial Group, Inc (Class A)	62
220	Donegal Group, Inc	5
168	EMC Insurance Group, Inc	4
204	* Enstar Group, Inc	10
1,854	Erie Indemnity Co (Class A)	79
881	FBL Financial Group, Inc (Class A)	23
9,659	Fidelity National Financial, Inc	375
563	* Financial Industries Corp	8
4,830	First American Corp	144
500	Great American Financial Resources, Inc	8
2,039	Harleysville Group, Inc	41
20,015	Hartford Financial Services Group, Inc	1,181
4,539	HCC Insurance Holdings, Inc	144
7,373	* Health Net, Inc	241
900	* HealthExtras, Inc	12
2,579	Horace Mann Educators Corp	36
11,571	* Humana, Inc	264
235	Independence Holding Co	6
800	Infinity Property & Casualty Corp	26
10,164	Jefferson-Pilot Corp	515
20,548	John Hancock Financial Services, Inc	771
314	Kansas City Life Insurance Co	15
1,329	Landamerica Financial Group, Inc	69
3,293	Leucadia National Corp	152
12,485	Lincoln National Corp	504
B- 50    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

INSURANCE CARRIERS—(Continued)
9,060	Loews Corp	$448
600	* Markel Corp	152
10,256	MBIA, Inc	607
1,767	Mercury General Corp	82
24,164	MetLife, Inc	814
5,426	MGIC Investment Corp	309
3,231	* Mid Atlantic Medical Services, Inc	209
578	Midland Co	14
2,936	e* MONY Group, Inc	92
154	* National Western Life Insurance Co (Class A)	24
3,316	Nationwide Financial Services, Inc (Class A)	110
290	* Navigators Group, Inc	9
103	NYMAGIC, Inc	3
1,205	e Odyssey Re Holdings Corp	27
4,060	* Ohio Casualty Corp	70
12,799	Old Republic International Corp	325
6,037	Oxford Health Plans, Inc	263
2,927	* Pacificare Health Systems, Inc	198
700	Penn-America Group, Inc	9
1,212	* Philadelphia Consolidated Holding Corp	59
6,516	Phoenix Cos, Inc	78
591	* Pico Holdings, Inc	9
1,846	e* PMA Capital Corp (Class A)	9
6,300	PMI Group, Inc	235
1,502	Presidential Life Corp	20
20,341	Principal Financial Group	673
1,540	* ProAssurance Corp	50
13,945	Progressive Corp	1,166
4,643	Protective Life Corp	157
38,929	Prudential Financial, Inc	1,626
6,568	Radian Group, Inc	320
1,878	Reinsurance Group Of America, Inc	73
1,410	RLI Corp	53
9,116	Safeco Corp	355
530	Safety Insurance Group, Inc	9
1,800	Selective Insurance Group, Inc	58
1,748	* Sierra Health Services, Inc	48
14,711	St. Paul Cos, Inc	583
2,065	Stancorp Financial Group, Inc	130
913	State Auto Financial Corp	21
1,214	Stewart Information Services Corp	49
8,212	Torchmark Corp	374
1,424	Transatlantic Holdings, Inc	115
33,731	Travelers Property Casualty Corp (Class A)	566
25,949	Travelers Property Casualty Corp (Class B)	440
558	* Triad Guaranty, Inc	28
2,600	* UICI	35
518	United Fire & Casualty Co	21
39,127	UnitedHealth Group, Inc	2,276
3,350	Unitrin, Inc	139
1,679	* Universal American Financial Corp	17
19,988	UnumProvident Corp	315
1,564	* WellChoice, Inc	54
10,530	* Wellpoint Health Networks, Inc	1,021
95	Wesco Financial Corp	33
655	Zenith National Insurance Corp	21

	TOTAL INSURANCE CARRIERS	38,727

JUSTICE, PUBLIC ORDER AND SAFETY—0.00%
600	* Wackenhut Corrections Corp	14

	TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	14

LEATHER AND LEATHER PRODUCTS—0.09%
1,264	Brown Shoe Co, Inc	48
12,156	* Coach, Inc	459
1,830	K-Swiss, Inc (Class A)	44
986	* Maxwell Shoe Co, Inc (Class A)	17
600	* Steven Madden Ltd	12
1,268	* Timberland Co (Class A)	66
189	Weyco Group, Inc	6
2,882	Wolverine World Wide, Inc	59

	TOTAL LEATHER AND LEATHER PRODUCTS	711

LEGAL SERVICES—0.00%
911	e* Pre-Paid Legal Services, Inc	24

	TOTAL LEGAL SERVICES	24

LUMBER AND WOOD PRODUCTS—0.10%
330	American Woodmark Corp	18
3,600	* Champion Enterprises, Inc	25
742	Deltic Timber Corp	23
17,410	Georgia-Pacific Corp	534
640	* Modtech Holdings, Inc	5
3,382	Rayonier, Inc	140
442	Skyline Corp	15
979	Universal Forest Products, Inc	32

	TOTAL LUMBER AND WOOD PRODUCTS	792

METAL MINING—0.29%
741	* Cleveland-Cliffs, Inc	38
9,976	e* Coeur D’alene Mines Corp	58
8,507	Freeport-McMoRan Copper & Gold, Inc (Class A)	358
7,363	* Hecla Mining Co	61
26,943	Newmont Mining Corp	1,310
5,822	* Phelps Dodge Corp	443
1,076	e Royal Gold, Inc	23
1,033	Southern Peru Copper Corp	49
2,705	* Stillwater Mining Co	26

	TOTAL METAL MINING	2,366

MISCELLANEOUS MANUFACTURING INDUSTRIES—0.16%
2,239	Blyth, Inc	72
4,691	Callaway Golf Co	79
1,000	* Daktronics, Inc	25
9,648	Hasbro, Inc	205
5,789	* Identix, Inc	26
1,657	* Jakks Pacific, Inc	22
1,914	* K2, Inc	29
856	e* Leapfrog Enterprises, Inc	23
1,091	* Lydall, Inc	11
30,831	Mattel, Inc	594
2,137	e Nautilus Group, Inc	30
1,039	e* Oneida Ltd	6
800	Penn Engineering & Manufacturing Corp	15
1,010	* RC2 Corp	21
700	Russ Berrie & Co, Inc	24
1,230	e* Shuffle Master, Inc	43
298	* Steinway Musical Instruments, Inc	7
2,148	* Yankee Candle Co, Inc	59

	TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,291

MISCELLANEOUS RETAIL—1.22%
1,264	* 1-800-Flowers.com, Inc (Class A)	14
872	* AC Moore Arts & Crafts, Inc	17
2,156	e* Alloy, Inc	11
15,716	* Amazon.com, Inc	827
3,004	* Barnes & Noble, Inc	99
574	Blair Corp	14
738	e* Blue Rhino Corp	10
5,623	Borders Group, Inc	123
2,000	Cash America International, Inc	42
675	* Coldwater Creek, Inc	7
TIAA Separate Account VA-1 Statement of Additional Information    B- 51
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

MISCELLANEOUS RETAIL—(Continued)
27,868	CVS Corp	$1,007
426	* Dick’s Sporting Goods, Inc	21
1,873	* Drugstore.com, Inc	10
1,510	* Duane Reade, Inc	26
29,606	* eBay, Inc	1,912
383	* Finlay Enterprises, Inc	5
1,193	Friedman’s, Inc (Class A)	8
400	* FTD, Inc (Class A)	10
747	* Galyans Trading Co, Inc	9
1,144	Hancock Fabrics, Inc	17
747	* Hibbett Sporting Goods, Inc	22
1,216	* Jill (J.) Group, Inc	15
1,184	* Jo-Ann Stores, Inc	24
2,200	Longs Drug Stores Corp	54
1,996	* Marvel Enterprises, Inc	58
4,573	Michaels Stores, Inc	202
1,807	MSC Industrial Direct Co (Class A)	50
21,801	* Office Depot, Inc	364
6,066	Omnicare, Inc	245
401	* Overstock.com, Inc	8
425	* Party City Corp	5
400	* PC Connection, Inc	3
2,410	* Petco Animal Supplies, Inc	73
9,032	Petsmart, Inc	215
1,516	e* Priceline.com, Inc	27
30,040	* Rite Aid Corp	181
630	e* Sharper Image Corp	21
1,323	* Sports Authority, Inc	51
2,500	* Stamps.com, Inc	16
33,469	* Staples, Inc	914
2,400	* Summit America Television, Inc	9
7,623	Tiffany & Co	345
14,715	* Toys ’R’ Us, Inc	186
1,504	* Valuevision International, Inc (Class A)	25
72,476	Walgreen Co	2,637
805	* Whitehall Jewellers, Inc	8
637	World Fuel Services Corp	22
1,874	* Zale Corp	100

	TOTAL MISCELLANEOUS RETAIL	10,069

MOTION PICTURES—1.40%
2,062	* AMC Entertainment, Inc	31
2,092	* Avid Technology, Inc	100
2,126	Blockbuster, Inc (Class A)	38
159	* Carmike Cinemas, Inc	6
3,398	* Hollywood Entertainment Corp	47
193,389	* Liberty Media Corp (Class A)	2,299
3,245	* Metro-Goldwyn-Mayer, Inc	55
1,042	Movie Gallery, Inc	19
714	e* NetFlix, Inc	39
929	* Reading International, Inc	5
1,699	Regal Entertainment Group (Class A)	35
305,477	* Time Warner, Inc	5,496
144,333	Walt Disney Co	3,367

	TOTAL MOTION PICTURES	11,537

NONDEPOSITORY INSTITUTIONS—2.24%
650	* Accredited Home Lenders Holding Co	20
1,625	Advanta Corp (Class A)	21
4,692	e American Capital Strategies Ltd	139
81,234	American Express Co	3,918
1,307	American Home Mortgage Investment Corp	29
10,150	e* AmeriCredit Corp	162
15,253	Capital One Financial Corp	935
2,774	CharterMac	59
13,962	CIT Group, Inc	502
1,233	* CompuCredit Corp	26
11,614	Countrywide Financial Corp	881
962	* Credit Acceptance Corp	15
5,925	Doral Financial Corp	191
3,009	e* E-Loan, Inc	9
69,341	Fannie Mae	5,205
591	* Federal Agricultural Mortgage Corp (Class C)	19
1,081	* Financial Federal Corp	33
49,263	Freddie Mac	2,873
75,897	MBNA Corp	1,886
1,954	MCG Capital Corp	38
1,000	Medallion Financial Corp	9
2,453	e Metris Cos, Inc	11
1,903	e New Century Financial Corp	75
18,918	* Providian Financial Corp	220
2,022	* Saxon Capital, Inc	42
29,105	SLM Corp	1,097
300	Student Loan Corp	44
265	* United PanAm Financial Corp	4
845	Westcorp	31
825	* WFS Financial, Inc	35
1,332	* World Acceptance Corp	27

	TOTAL NONDEPOSITORY INSTITUTIONS	18,556

NONMETALLIC MINERALS, EXCEPT FUELS—0.04%
1,482	Amcol International Corp	30
6,476	Vulcan Materials Co	308

	TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	338

OIL AND GAS EXTRACTION—1.38%
17,689	Anadarko Petroleum Corp	902
11,464	Apache Corp	930
673	* Atwood Oceanics, Inc	21
1,300	Berry Petroleum Co (Class A)	26
10,560	* BJ Services Co	379
13,960	Burlington Resources, Inc	773
1,823	Cabot Oil & Gas Corp (Class A)	54
2,444	* Cal Dive International, Inc	59
13,303	Chesapeake Energy Corp	181
2,899	* Cimarex Energy Co	77
232	* Clayton Williams Energy, Inc	7
1,917	* Comstock Resources, Inc	37
1,411	* Denbury Resources, Inc	20
16,132	Devon Energy Corp	924
3,430	Diamond Offshore Drilling, Inc	70
111	* Encore Acquisition Co	3
1,380	* Energy Partners Ltd	19
10,449	ENSCO International, Inc	284
7,854	EOG Resources, Inc	363
2,664	* Evergreen Resources, Inc	87
2,084	* Forest Oil Corp	60
14	* Forest Oil Corp Wts 02/15/04	0
14	* Forest Oil Corp Wts 02/15/05	0
4,627	* Global Industries Ltd	24
12,038	* Grey Wolf, Inc	45
3,495	* Hanover Compressor Co	39
2,496	* Harvest Natural Resources, Inc	25
3,449	Helmerich & Payne, Inc	96
1,000	* Horizon Offshore, Inc	4
700	* Houston Exploration Co	26
2,289	* KCS Energy, Inc	24
6,840	Kerr-McGee Corp	318
7,398	* Key Energy Services, Inc	76
4,499	e* Magnum Hunter Resources, Inc	43
422	* Magnum Hunter Resources, Inc Wts 03/21/05	0
B- 52    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

OIL AND GAS EXTRACTION—(Continued)
21,900	Marathon Oil Corp	$725
792	e* McMoRan Exploration Co	15
3,066	e* Meridian Resource Corp	18
3,059	* Newfield Exploration Co	136
5,171	* Newpark Resources, Inc	25
4,239	Noble Energy, Inc	188
1,100	* Nuevo Energy Co	27
26,796	Occidental Petroleum Corp	1,132
1,600	* Oceaneering International, Inc	45
5,591	* Parker Drilling Co	14
2,187	Patina Oil & Gas Corp	107
5,374	* Patterson-UTI Energy, Inc	177
574	Penn Virginia Corp	32
361	* Petrocorp, Inc	5
1,100	* Petroleum Development Corp	26
7,782	* Pioneer Natural Resources Co	248
2,547	* Plains Exploration & Production Co	39
3,908	Pogo Producing Co	189
7,574	e* Pride International, Inc	141
650	* Prima Energy Corp	23
650	* Quicksilver Resources, Inc	21
3,492	Range Resources Corp	33
1,410	* Remington Oil & Gas Corp	28
6,462	* Rowan Cos, Inc	150
700	RPC, Inc	8
1,146	* Seacor Smit, Inc	48
2,600	* Southwestern Energy Co	62
1,665	* Spinnaker Exploration Co	54
1,900	St. Mary Land & Exploration Co	54
1,545	* Stone Energy Corp	66
3,300	* Superior Energy Services, Inc	31
1,700	* Swift Energy Co	29
1,410	* Tetra Technologies, Inc	34
3,563	Tidewater, Inc	106
2,300	* Tom Brown, Inc	74
1,143	* Transmontaigne, Inc	7
2,600	* Unit Corp	61
17,675	Unocal Corp	651
5,420	* Varco International, Inc	112
2,260	* Veritas DGC, Inc	24
3,500	Vintage Petroleum, Inc	42
2,091	* Westport Resources Corp	62
1,475	* W-H Energy Services, Inc	24
10,914	XTO Energy, Inc	309

	TOTAL OIL AND GAS EXTRACTION	11,398

PAPER AND ALLIED PRODUCTS—0.70%
3,400	Bemis Co	170
5,350	Boise Cascade Corp	176
3,583	Bowater, Inc	166
1,676	* Buckeye Technologies, Inc	17
1,600	* Caraustar Industries, Inc	22
1,008	Chesapeake Corp	27
770	Glatfelter	10
900	Greif, Inc (Class A)	32
33,495	International Paper Co	1,444
35,937	Kimberly-Clark Corp	2,124
3,700	* Longview Fibre Co	46
13,555	MeadWestvaco Corp	403
3,866	Packaging Corp Of America	85
10,687	* Pactiv Corp	255
1,900	* Playtex Products, Inc	15
1,124	Pope & Talbot, Inc	20
1,966	Potlatch Corp	68
810	Rock-Tenn Co (Class A)	14
1,040	Schweitzer-Mauduit International, Inc	31
15,815	* Smurfit-Stone Container Corp	294
6,175	Sonoco Products Co	152
3,005	Temple-Inland, Inc	188
2,670	Wausau-Mosinee Paper Corp	36

	TOTAL PAPER AND ALLIED PRODUCTS	5,795

PERSONAL SERVICES—0.20%
2,872	* Alderwoods Group, Inc	27
620	Angelica Corp	14
8,436	Cintas Corp	423
1,567	e* Coinstar, Inc	28
500	CPI Corp	10
1,405	G & K Services, Inc (Class A)	52
12,791	H & R Block, Inc	708
3,015	Regis Corp	119
22,000	* Service Corp International	119
587	Unifirst Corp	14
2,838	* Weight Watchers International, Inc	109

	TOTAL PERSONAL SERVICES	1,623

PETROLEUM AND COAL PRODUCTS—3.75%
4,764	Amerada Hess Corp	253
4,696	Ashland, Inc	207
75,558	ChevronTexaco Corp	6,527
47,864	ConocoPhillips	3,138
1,450	ElkCorp	39
471,519	ExxonMobil Corp	19,332
1,879	Frontier Oil Corp	32
1,781	* Headwaters, Inc	35
689	Holly Corp	19
3,500	Lubrizol Corp	114
9,764	Lyondell Chemical Co	165
4,882	Murphy Oil Corp	319
1,696	* Premcor, Inc	44
4,832	Sunoco, Inc	247
4,106	* Tesoro Petroleum Corp	60
8,657	Valero Energy Corp	401
1,100	WD-40 Co	39

	TOTAL PETROLEUM AND COAL PRODUCTS	30,971

PRIMARY METAL INDUSTRIES—0.53%
6,870	* AK Steel Holding Corp	35
59,559	Alcoa, Inc	2,263
5,801	Allegheny Technologies, Inc	77
10,299	* Andrew Corp	119
1,712	Belden, Inc	36
1,200	* Brush Engineered Materials, Inc	18
3,175	* Cable Design Technologies Corp	29
1,463	Carpenter Technology Corp	43
851	* Century Aluminum Co	16
3,800	* CommScope, Inc	62
978	Curtiss-Wright Corp	44
960	* Encore Wire Corp	17
7,713	Engelhard Corp	231
2,400	* General Cable Corp	20
558	Gibraltar Steel Corp	14
361	e* Liquidmetal Technologies, Inc	1
2,054	* Lone Star Technologies, Inc	33
1,977	Matthews International Corp (Class A)	58
2,707	* Maverick Tube Corp	52
1,924	* Mueller Industries, Inc	66
1,000	NN, Inc	13
1,100	* NS Group, Inc	11
5,309	Nucor Corp	297
4,370	Precision Castparts Corp	198
TIAA Separate Account VA-1 Statement of Additional Information    B- 53
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

PRIMARY METAL INDUSTRIES—(Continued)
1,000	Quanex Corp	$46
1,496	* RTI International Metals, Inc	25
1,661	Ryerson Tull, Inc	19
586	Schnitzer Steel Industries, Inc (Class A)	35
2,295	* Steel Dynamics, Inc	54
1,500	Texas Industries, Inc	56
1,864	Tredegar Corp	29
6,885	United States Steel Corp	241
4,742	Worthington Industries, Inc	85

	TOTAL PRIMARY METAL INDUSTRIES	4,343

PRINTING AND PUBLISHING—0.83%
4,531	* American Greetings Corp (Class A)	99
1,700	Banta Corp	69
5,892	Belo Corp (Class A)	167
2,400	Bowne & Co, Inc	33
734	* Consolidated Graphics, Inc	23
396	Courier Corp	15
300	CSS Industries, Inc	9
3,382	Dow Jones & Co, Inc	169
1,171	Ennis Business Forms, Inc	18
19,115	Gannett Co, Inc	1,704
2,000	Harland (John H.) Co	55
3,853	Harte-Hanks, Inc	84
3,730	Hollinger International, Inc	58
734	* Information Holdings, Inc	16
1,919	* Journal Register Co	40
5,619	Knight Ridder, Inc	435
3,200	Lee Enterprises, Inc	140
2,621	* Mail-Well, Inc	12
600	* Martha Stewart Living Omnimedia, Inc (Class A)	6
1,222	McClatchy Co (Class A)	84
13,349	McGraw-Hill Cos, Inc	933
1,227	Media General, Inc (Class A)	80
2,746	Meredith Corp	134
800	New England Business Services, Inc	24
10,201	New York Times Co (Class A)	488
945	* Playboy Enterprises, Inc (Class B)	15
9,402	* Primedia, Inc	27
639	Pulitzer, Inc	35
7,467	R.R. Donnelley & Sons Co	225
6,850	Reader’s Digest Association, Inc (Class A)	100
2,073	* Scholastic Corp	71
2,302	Scripps (E.W.) Co (Class A)	217
1,179	Standard Register Co	20
576	Thomas Nelson, Inc	11
14,247	Tribune Co	735
3,432	* Valassis Communications, Inc	101
397	Washington Post Co (Class B)	314
3,300	Wiley (John) & Sons, Inc (Class A)	86

	TOTAL PRINTING AND PUBLISHING	6,852

RAILROAD TRANSPORTATION—0.42%
26,279	Burlington Northern Santa Fe Corp	850
14,970	CSX Corp	538
1,594	Florida East Coast Industries	53
835	* Genesee & Wyoming, Inc (Class A)	26
4,150	* Kansas City Southern Industries, Inc	59
27,643	Norfolk Southern Corp	654
18,043	Union Pacific Corp	1,254

	TOTAL RAILROAD TRANSPORTATION	3,434

REAL ESTATE—0.07%
310	* Avatar Holdings, Inc	11
6,147	Catellus Development Corp	148
378	Consolidated-Tomoka Land Co	12
400	b* Crescent Operating, Inc	0
2,193	Forest City Enterprises, Inc (Class A)	104
2,179	* Jones Lang LaSalle, Inc	45
1,600	e LNR Property Corp	79
2,455	St. Joe Co	92
7,000	* Stewart Enterprises, Inc (Class A)	40
367	* Tarragon Realty Investors, Inc	6
2,118	* Trammell Crow Co	28

	TOTAL REAL ESTATE	565

RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS—0.22%
1,193	* Applied Films Corp	39
2,487	Aptargroup, Inc	97
700	Bandag, Inc	29
4,500	Cooper Tire & Rubber Co	96
9,852	e* Goodyear Tire & Rubber Co	77
1,946	* Jarden Corp	53
1,428	Myers Industries, Inc	17
11,774	Nike, Inc (Class B)	806
449	Quixote Corp	11
3,360	Reebok International Ltd	132
2,068	Schulman (A.), Inc	44
5,876	* Sealed Air Corp	318
1,100	* Skechers U.S.A., Inc (Class A)	9
1,060	Spartech Corp	26
502	e* Trex Co, Inc	19
3,650	Tupperware Corp	63
1,056	* Vans, Inc	12

	TOTAL RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS	1,848

SECURITY AND COMMODITY BROKERS—2.05%
5,277	A.G. Edwards, Inc	191
1,500	e* Affiliated Managers Group, Inc	104
15,965	* Ameritrade Holding Corp	225
7,093	Bear Stearns Cos, Inc	567
1,430	Blackrock, Inc	76
74,369	Charles Schwab Corp	881
300	Chicago Mercantile Exchange	22
24,124	* E*Trade Financial Corp	305
4,854	Eaton Vance Corp	178
5,631	Federated Investors, Inc (Class B)	165
471	First Albany Cos, Inc	7
11,554	Franklin Resources, Inc	602
448	Gabelli Asset Management, Inc (Class A)	18
20,131	Goldman Sachs Group, Inc	1,988
5,490	* Instinet Group, Inc	28
3,414	* Investment Technology Group, Inc	55
4,737	Investors Financial Services Corp	182
16,547	Janus Capital Group, Inc	272
2,930	Jefferies Group, Inc	97
6,166	* Knight Trading Group, Inc	90
3,465	e* LaBranche & Co, Inc	40
4,542	Legg Mason, Inc	351
19,038	Lehman Brothers Holdings, Inc	1,470
65,586	Merrill Lynch & Co, Inc	3,847
74,964	Morgan Stanley	4,338
1,526	Nuveen Investments, Inc	41
2,664	Raymond James Financial, Inc	100
5,241	SEI Investments Co	160
1,068	* SoundView Technology Group, Inc	17
1,151	SWS Group, Inc	20
7,482	T Rowe Price Group, Inc	355
B- 54    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

SECURITY AND COMMODITY BROKERS—(Continued)
98	Value Line, Inc	$5
5,415	Waddell & Reed Financial, Inc (Class A)	127

	TOTAL SECURITY AND COMMODITY BROKERS	16,924

SOCIAL SERVICES—0.00%
785	* Bright Horizons Family Solutions, Inc	33

	TOTAL SOCIAL SERVICES	33

SPECIAL TRADE CONTRACTORS—0.03%
3,450	* Dycom Industries, Inc	93
1,050	* EMCOR Group, Inc	46
2,100	* Integrated Electrical Services, Inc	19
360	e* John B. Sanfilippo & Son	18
1,074	* Matrix Service Co	19
4,926	* Quanta Services, Inc	36
700	Roto-Rooter, Inc	32

	TOTAL SPECIAL TRADE CONTRACTORS	263

STONE, CLAY, AND GLASS PRODUCTS—0.18%
532	Ameron International Corp	18
2,068	Apogee Enterprises, Inc	23
1,500	e* Cabot Microelectronics Corp	74
662	CARBO Ceramics, Inc	34
400	Centex Construction Products, Inc	24
93,696	* Corning, Inc	977
1,417	Florida Rock Industries, Inc	78
2,242	Lafarge North America, Inc	91
1,000	Libbey, Inc	28
7,199	* Owens-Illinois, Inc	86
2,700	b,e USG Corp	45

	TOTAL STONE, CLAY, AND GLASS PRODUCTS	1,478

TEXTILE PRODUCTS—0.02%
1,703	Albany International Corp (Class A)	58
3,257	* Interface, Inc (Class A)	18
3,500	* Mohawk Industries, Inc	76

	TOTAL TEXTILE PRODUCTS	152

TOBACCO PRODUCTS—1.06%
143,001	Altria Group, Inc	7,782
2,690	Loews Corp (Carolina Group)	68
6,290	R.J. Reynolds Tobacco Holdings, Inc	366
1,760	Universal Corp (Virginia)	78
11,669	UST, Inc	416
1,567	Vector Group Ltd	26

	TOTAL TOBACCO PRODUCTS	8,736

TRANSPORTATION BY AIR—0.39%
5,300	* Airtran Holdings, Inc	63
1,734	* Alaska Air Group, Inc	47
2,003	e* America West Holdings Corp (Class B)	25
10,953	e* AMR Corp	142
2,900	* Atlantic Coast Airlines Holdings, Inc	29
4,581	e* Continental Airlines, Inc (Class B)	75
8,490	* Delta Air Lines, Inc	100
2,161	* ExpressJet Holdings, Inc	32
21,136	FedEx Corp	1,427
826	* Forward Air Corp	23
2,150	* Frontier Airlines, Inc	31
6,297	e* JetBlue Airways Corp	167
600	* MAIR Holdings, Inc	4
2,151	* Mesa Air Group, Inc	27
4,090	e* Northwest Airlines Corp	52
1,365	* Offshore Logistics, Inc	33
181	* Petroleum Helicopters (Vote)	4
3,616	Skywest, Inc	66
53,247	Southwest Airlines Co	859

	TOTAL TRANSPORTATION BY AIR	3,206

TRANSPORTATION EQUIPMENT—2.55%
2,761	* AAR Corp	41
545	* Aftermarket Technology Corp	7
1,900	* American Axle & Manufacturing Holdings, Inc	77
1,100	Arctic Cat, Inc	27
4,699	ArvinMeritor, Inc	113
6,789	Autoliv, Inc	256
51,572	Boeing Co	2,173
6,082	Brunswick Corp	194
1,687	Clarcor, Inc	74
1,035	Coachmen Industries, Inc	19
440	Curtiss-Wright Corp (Class B)	20
10,224	Dana Corp	188
33,414	Delphi Corp	341
496	* Ducommun, Inc	11
1,000	* Dura Automotive Systems, Inc	13
754	* Fairchild Corp (Class A)	4
3,359	Federal Signal Corp	59
2,500	e* Fleetwood Enterprises, Inc	26
123,796	Ford Motor Co	1,981
2,274	GenCorp, Inc	24
12,416	General Dynamics Corp	1,122
32,768	General Motors Corp	1,750
5,539	Gentex Corp	245
12,200	Genuine Parts Co	405
8,131	Goodrich Corp	241
21,433	Harley-Davidson, Inc	1,019
785	Heico Corp	14
58,468	Honeywell International, Inc	1,955
50,703	* Hughes Electronics Corp	839
1,612	Kaman Corp (Class A)	21
26,153	Lockheed Martin Corp	1,344
474	Marine Products Corp	9
1,720	* Monaco Coach Corp	41
4,024	* Navistar International Corp	193
12,372	Northrop Grumman Corp	1,183
2,014	Oshkosh Truck Corp	103
7,939	Paccar, Inc	676
1,600	Polaris Industries, Inc	142
333	* Sequa Corp (Class A)	16
1,755	e* Sports Resorts International, Inc	9
500	Standard Motor Products, Inc	6
255	* Strattec Security Corp	16
1,631	Superior Industries International, Inc	71
2,183	* Teledyne Technologies, Inc	41
2,719	* Tenneco Automotive, Inc	18
8,002	Textron, Inc	457
1,100	Thor Industries, Inc	62
2,420	Trinity Industries, Inc	75
952	* Triumph Group, Inc	35
32,996	United Technologies Corp	3,127
9,045	Visteon Corp	94
1,600	* Wabash National Corp	47
2,466	Wabtec Corp	42
867	e Winnebago Industries, Inc	60

	TOTAL TRANSPORTATION EQUIPMENT	21,126

TRANSPORTATION SERVICES—0.11%
400	Ambassadors Group, Inc	9
371	Ambassadors International, Inc	5
4,924	C.H. Robinson Worldwide, Inc	187
2,500	* EGL, Inc	44
6,794	Expeditors International Of Washington, Inc	256
TIAA Separate Account VA-1 Statement of Additional Information    B- 55
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
SHARES		(000)

TRANSPORTATION SERVICES—(Continued)
2,986	GATX Corp	$84
872	e* Navigant International, Inc	12
1,700	* Pacer International, Inc	34
2,021	* RailAmerica, Inc	24
9,902	Sabre Holdings Corp	214

	TOTAL TRANSPORTATION SERVICES	869

TRUCKING AND WAREHOUSING—0.42%
1,500	Arkansas Best Corp	47
3,458	CNF, Inc	117
424	* Covenant Transport, Inc (Class A)	8
2,145	Heartland Express, Inc	52
4,000	* Hunt (J.B.) Transport Services, Inc	108
2,128	* Landstar System, Inc	81
582	* Old Dominion Freight Line	20
421	* P.A.M. Transportation Services	9
900	* SCS Transportation, Inc	16
4,341	* Swift Transportation Co, Inc	91
400	* U.S. Xpress Enterprises, Inc (Class A)	5
36,202	United Parcel Service, Inc (Class B)	2,699
1,835	USF Corp	63
3,416	Werner Enterprises, Inc	67
2,573	e* Yellow Roadway Corp	93

	TOTAL TRUCKING AND WAREHOUSING	3,476

WATER TRANSPORTATION—0.03%
2,785	Alexander & Baldwin, Inc	94
844	* Gulfmark Offshore, Inc	12
1,369	* Kirby Corp	48
400	Maritrans, Inc	7
1,962	Overseas Shipholding Group, Inc	67
600	* Seabulk International, Inc	5

	TOTAL WATER TRANSPORTATION	233

WHOLESALE TRADE-DURABLE GOODS—1.70%
384	* 1-800 Contacts, Inc	8
1,100	Action Performance Cos, Inc	22
2,158	Agilysys, Inc	24
839	* Alliance Imaging, Inc	3
2,198	* Anixter International, Inc	57
6,925	* Apogent Technologies, Inc	160
1,381	Applied Industrial Technologies, Inc	33
6,892	* Arrow Electronics, Inc	159
1,206	* Audiovox Corp (Class A)	15
2,154	* Aviall, Inc	33
8,446	* Avnet, Inc	183
751	Barnes Group, Inc	24
1,800	BorgWarner, Inc	153
1,291	* Boyds Collection Ltd	5
2,100	Carlisle Cos, Inc	128
4,002	CDW Corp	231
1,736	Commercial Metals Co	53
1,641	* Compucom Systems, Inc	9
794	* Department 56, Inc	10
1,100	* Global Imaging Systems, Inc	35
1,800	Handleman Co	37
1,700	Hughes Supply, Inc	84
9,909	IKON Office Solutions, Inc	118
1,091	* Imagistics International, Inc	41
7,482	* Ingram Micro, Inc (Class A)	119
2,951	* Insight Enterprises, Inc	55
715	* Insurance Auto Auctions, Inc	9
209,600	Johnson & Johnson	10,828
739	* Keystone Automotive Industries, Inc	19
1,689	* Knight Transportation, Inc	43
300	Lawson Products, Inc	10
3,352	Martin Marietta Materials, Inc	157
2,300	Owens & Minor, Inc	50
4,475	* Patterson Dental Co	287
3,435	Pep Boys-Manny Moe & Jack	79
700	Pomeroy IT Solutions, Inc	10
4,800	* PSS World Medical, Inc	58
1,717	Reliance Steel & Aluminum Co	57
9,000	* Safeguard Scientifics, Inc	36
698	* Scansource, Inc	32
2,057	* SCP Pool Corp	67
1,219	* TBC Corp	31
3,756	* Tech Data Corp	149
5,318	W.W. Grainger, Inc	252
1,229	Watsco, Inc	28
1,000	* WESCO International, Inc	9
2,884	* Zoran Corp	50

	TOTAL WHOLESALE TRADE-DURABLE GOODS	14,060

WHOLESALE TRADE-NONDURABLE GOODS—0.81%
3,000	Acuity Brands, Inc	77
833	Advanced Marketing Services, Inc	9
3,953	Airgas, Inc	85
1,800	* Allscripts Healthcare Solutions, Inc	10
7,751	AmerisourceBergen Corp	435
2,583	Brown-Forman Corp (Class B)	241
31,465	Cardinal Health, Inc	2,104
468	* Central European Distribution Corp	15
2,584	* Chiquita Brands International, Inc	58
924	D&K Healthcare Resources, Inc	13
3,045	DIMON, Inc	21
2,199	* Endo Pharmaceuticals Holdings, Inc	42
493	Getty Realty Corp	13
226	* Green Mountain Coffee, Inc	5
1,696	* Hain Celestial Group, Inc	39
3,050	* Henry Schein, Inc	206
500	Kenneth Cole Productions, Inc (Class A)	15
19,200	McKesson Corp	617
2,069	* Men’s Wearhouse, Inc	52
785	Nash Finch Co	18
3,183	Nu Skin Enterprises, Inc (Class A)	54
2,973	* Performance Food Group Co	108
4,300	Perrigo Co	68
193	* Perry Ellis International, Inc	5
1,700	* Plains Resources, Inc	27
84	f* Priority Healthcare Corp (Class A)	2
2,341	* Priority Healthcare Corp (Class B)	56
1,702	Russell Corp	30
1,104	e* School Specialty, Inc	38
900	* Smart & Final, Inc	9
803	Standard Commercial Corp	16
2,696	Stride Rite Corp	31
9,074	Supervalu, Inc	259
45,820	Sysco Corp	1,706
1,960	* Tractor Supply Co	76
1,291	* United Natural Foods, Inc	46
2,061	* United Stationers, Inc	84
1,821	Valhi, Inc	27

	TOTAL WHOLESALE TRADE-NONDURABLE GOODS	6,717

	TOTAL COMMON STOCK (Cost $704,749)	825,731

B- 56    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO FINANCIAL STATEMENTS

Statement of Investments - Stock Index Account - December 31, 2003

		VALUE
		(000)

SHORT TERM INVESTMENTS—1.37%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES—1.37%
	Federal Home Loan Bank (FHLB)
$1,800,000	1.0250%, 01/09/04	$1,800
	Federal Home Loan Mortgage Corp (FHLMC)
1,450,000	1.040%, 03/18/04	1,447
1,980,000	1.070%, 03/01/04	1,977
	Federal National Mortgage Association (FNMA)
6,100,000	1.000%, 01/28/04	6,095

	TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	11,319

	TOTAL SHORT TERM INVESTMENTS (Cost $11,314)	11,319

	TOTAL PORTFOLIO—101.26% (Cost $716,133)	837,141
	OTHER ASSETS & LIABILITIES, NET—(1.26%)	(10,394)

	NET ASSETS—100.00%	$826,747

*	Non-income producing

b	In bankruptcy

e	All or a portion of these securities are out on loan.

f	Restricted securities— Investment in securities not registered under the Securities Act of 1933 or not publicly traded in foreign markets. At December 31, 2003, the value of these securities amounted to $37,568 or 0.005% of net assets.

Additional information on each restricted security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST

National Health Investors, Inc.	01/01/01	$10,000
Priority Healthcare Corp (Class A)	01/04/99	1,148
Wiltel Communication Group Inc	12/04/03	0

		$11,148

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the account may use more specific industry categories in following its investment limitations on industry concentration.

TIAA Separate Account VA-1 Statement of Additional Information    B- 57
SEE NOTES TO FINANCIAL STATEMENTS

Report of Management Responsibility

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA’s internal audit personnel provide a continuing review of the internal controls and operations of TIAA, and the Director of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent audit firm of Ernst & Young LLP has audited the accompanying statutory-basis financial statements of TIAA. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting services are obtained from a firm other than the independent audit firm. The independent auditors’ report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, nonmanagement trustees, meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Chairman, President and Chief Executive Officer	Executive Vice President and Chief Financial Officer
B- 58    Statement of Additional Information TIAA Separate Account VA-1

Report of the Audit Committee

To the Policyholders of Teachers Insurance and Annuity Association of America:

The Audit Committee (“Committee”) oversees the financial reporting process of Teachers Insurance and Annuity Association of America (“TIAA”) on behalf of TIAA’s Board of Trustees. The Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) which describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA’s financial statements, the development and maintenance of a strong system of internal controls and disclosure controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent audit firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the independent audit firm. As required by its charter, the Committee will evaluate rotation of the independent audit firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with Ernst & Young LLP, the independent audit firm, which is responsible for expressing an opinion on the conformity of these audited statutory-basis financial statements with statutory accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors’ independence from management, and TIAA has received a written disclosure regarding such independence, as required by the Public Company Accounting Oversight Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Rosalie J. Wolf, Audit Committee Chair

Leonard S. Simon, Audit Committee Member
Donald K. Peterson, Audit Committee Member
TIAA Separate Account VA-1 Statement of Additional Information    B- 59

Report of Independent Auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis balance sheets of Teachers Insurance and Annuity Association of America (“TIAA”) as of December 31, 2003 and 2002, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for the three years ended December 31, 2003. These financial statements are the responsibility of TIAA’s management. Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA presents its financial statements in conformity with statutory accounting principles prescribed or permitted by the New York State Insurance Department, which principles differ from accounting principles generally accepted in the United States. The variances between such principles and accounting principles generally accepted in the United States are described in Note 2. The effects of these variances on TIAA’s financial statements are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of TIAA at December 31, 2003 and 2002, or the results of its operations or its cash flows for the three years ended December 31, 2003.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of TIAA at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years ended December 31, 2003 in conformity with accounting principles prescribed or permitted by the New York State Insurance Department.

As discussed in Note 2 to the financial statements, in 2001 TIAA changed various accounting policies to be in accordance with the revised National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, as adopted by the New York State Insurance Department. Also as discussed in Note 2 to the financial statements, TIAA began to admit deferred federal income tax assets in 2002 in accordance with the Statement of Statutory Accounting Principles Number 10.

April 21, 2004

B- 60    Statement of Additional Information TIAA Separate Account VA-1

Statutory—Basis Balance Sheets

December 31,
(dollars in thousands)*	2003	2002

ASSETS
Bonds	$106,054,117	$96,870,101
Mortgages	23,987,966	23,968,793
Real estate	5,855,297	5,643,825
Stocks	1,357,814	2,184,326
Other long-term investments	3,910,718	3,843,445
Cash, cash equivalents and short-term investments	1,076,403	1,787,873
Investment income due and accrued	1,356,407	1,420,194
Separate account assets	5,849,058	4,357,873
Deferred federal income tax asset	893,245	836,682
Other assets	905,744	917,339

Total assets	$151,246,769	$141,830,451

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Policy and contract reserves	$124,777,130	$116,913,443
Dividends declared for the following year	2,337,922	2,460,410
Asset valuation reserve	2,288,501	2,263,133
Interest maintenance reserve	610,882	410,580
Separate account liabilities	5,849,058	4,357,873
Securities lending collateral	2,985,776	3,973,109
Other liabilities	2,156,038	2,165,212

Total liabilities	141,005,307	132,543,760

Capital (2,500 shares of $1,000 par value common stock issued and outstanding) and paid-in surplus	3,050	3,050
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	10,238,412	9,283,641

Total capital and contingency reserves	10,241,462	9,286,691

Total liabilities, capital and contingency reserves	$151,246,769	$141,830,451

*	Except par value of common stock
TIAA Separate Account VA-1 Statement of Additional Information    B- 61
SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—Basis Statements of Operations

For the Years Ended December 31,
(dollars in thousands)	2003	2002	2001

INCOME
Insurance and annuity premiums and other considerations	$5,642,043	$4,744,038	$3,878,895
Transfers from CREF, net	894,344	2,168,251	1,402,316
Annuity dividend additions	2,847,173	3,244,248	3,059,734
Net investment income	9,451,905	9,324,726	8,819,579

Total income	$18,835,465	$19,481,263	$17,160,524

EXPENSES
Policy and contract benefits	$3,934,137	$3,397,246	$3,065,338
Dividends to policyholders	4,418,956	4,929,249	4,766,809
Increase in policy and contract reserves	7,848,807	9,495,679	7,463,548
Operating expenses	490,522	469,952	412,789
Transfers to separate accounts, net	839,172	309,186	615,228
Other, net	(13,317)	56,633	20,499

Total expenses	$17,518,277	$18,657,945	$16,344,211

Income/(loss) before federal income taxes	$1,317,188	$823,318	$816,313
Federal income tax (benefit)/expense	$16,715	$(20,855)	$26,784
Net realized capital (losses) less capital gains taxes, after transfers to the Interest Maintenance Reserve	(786,139)	(1,816,327)	(204,291)

Net income/ (loss)	$514,334	$(972,154)	$585,238

B- 62    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—Basis Statements of Changes in Capital and Contingency Reserves

For the Years Ended December 31,
(dollars in thousands)	2003	2002	2001

CHANGES IN CAPITAL AND CONTINGENCY RESERVES
Net Income/(Loss)	$514,334	$(972,154)	$585,238
Net unrealized capital gains/(losses) on investments	412,433	350,449	(574,266)
Transfers (to)/from the Asset valuation reserve	(25,368)	356,328	251,073
Change in net deferred federal income tax asset	(348,300)	—	—
Cumulative effect of change in accounting principles:
Deferred federal income tax asset	—	4,111,351	—
Other	—	—	375,325
Decrease/(increase) in non-admitted assets:
Deferred federal income tax asset	404,863	(3,274,669)	—
Other	12,165	69,318	(59,749)
Change in contingency reserves as a result of reinsurance	(15,356)	62,739	—
Other, net	—	(67,754)	(23,943)

Net change in capital and contingency reserves	954,771	635,608	553,678
Capital and contingency reserves at beginning of year	9,286,691	8,651,083	8,097,405

Capital and contingency reserves at end of year	$10,241,462	$9,286,691	$8,651,083

TIAA Separate Account VA-1 Statement of Additional Information    B- 63
SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—Basis Statements of Cash Flows

For the Years Ended December 31,
(dollars in thousands)	2003	2002	2001

CASH PROVIDED
By operating activities:
Insurance and annuity premiums and other considerations	$5,629,532	$4,766,860	$3,881,155
Transfers from CREF, net	894,344	2,168,251	1,402,316
Annuity dividend additions	2,860,949	3,278,135	3,059,734
Net investment income	9,301,083	9,072,530	8,629,197

Total receipts	18,685,908	19,285,776	16,972,402
Policy and contract benefits	3,895,031	3,406,551	3,065,118
Dividends	4,541,444	4,895,768	4,599,385
Operating expenses	616,180	467,250	414,953
Federal income tax expense/(benefit)	11,957	(6,556)	4,819
Transfers to separate accounts, net	841,985	304,993	615,980
Other, net	5,139,312	951,559	(248,545)

Total disbursements	15,045,909	10,019,565	8,451,710

Cash provided by operating activities	3,639,999	9,266,211	8,520,692

By investing activities:
Sales and redemptions of bonds and stocks	29,137,516	23,992,886	16,188,968
Sales and repayments of mortgage principal	3,403,849	2,137,510	2,941,103
Sales of real estate	1,337,963	1,272,931	1,216,527
Other, net	5,239,765	3,074,354	632,560

Cash provided by investing activities	39,119,093	30,477,681	20,979,158

Total cash provided	42,759,092	39,743,892	29,499,850

DISBURSEMENTS FOR NEW INVESTMENTS
Investments acquired:
Bonds and stocks	37,392,538	34,510,180	23,415,372
Mortgages	3,513,324	3,503,415	3,920,058
Real estate	1,268,351	1,417,058	1,143,375
Other, net	1,289,881	1,418,270	705,364

Total disbursements for new investments	43,464,094	40,848,923	29,184,169

Increase (decrease) in cash, cash equivalents and short-term investments	(705,002)	(1,105,031)	315,681
Cash, cash equivalents and short-term investments at beginning of year	1,787,873	2,892,904	2,577,223

Cash, cash equivalents and short-term investments at end of year	$1,082,871	$1,787,873	$2,892,904

B- 64    Statement of Additional Information TIAA Separate Account VA-1
SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Notes to Statutory—Basis Financial Statements (dollars in thousands) December 31, 2003

Note 1—Organization

Teachers Insurance and Annuity Association of America (“TIAA”) was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. Its purpose is to aid and strengthen nonprofit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families and by counseling these organizations and their employees on benefit plans and other measures of economic security. TIAA has authorized and issued 2,500 shares of Class A common stock. All of the outstanding common stock of TIAA is collectively held by the TIAA Board of Overseers, a nonprofit corporation created to hold the stock of TIAA. By charter, TIAA operates without profit to its sole shareholder. As a result, all contingency reserves are held as special surplus funds solely to provide benefits in furtherance of TIAA’s charter. Unless approved by the New York State Insurance Department, dividends to the shareholder are limited by New York State Insurance Law to the lesser of ten percent of surplus as of the prior year end or the prior year’s net gain from operations, excluding realized gains.

Note 2—Significant Accounting Policies

Changes in Accounting Principles

TIAA’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department, a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). Accounting changes implemented to conform to the provisions of the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), as adopted by the New York State Insurance Department, are reported as changes in accounting principles. The cumulative effect of a change in accounting principle is reported as an adjustment to capital and contingency reserves in the period of the change. The cumulative effect is the difference between the amount of capital and contingency reserves at the effective date of the change and the amount of capital and contingency reserves that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The New York State Insurance Department allowed New York-domiciled insurance companies to admit deferred federal income tax (“DFIT”) assets for purposes of their statutory-basis financial statements for years ending on or after December 31, 2002, in accordance with Statement of Statutory Accounting Principles No. 10— Income Taxes. The effect of this change in accounting principle. For DFIT in 2002 and the initial adoption of NAIC SAP in 2001 increased capital and contingency reserves by $836,682 and $375,325, respectively.

The table below provides a reconciliation of TIAA’s net income and contingency reserves between NAIC SAP and the annual statement filed with the New York State Insurance Department:

	2003	2002

Net Income/(Loss), New York Basis	$514,334	$(972,154)
Additional Reserves for:
Term Conversions	535	6,429
Deferred and Payout Annuities	476,333	614,093

Net Income/(Loss), NAIC SAP	$991,202	$(351,632)

Contingency Reserves, New York Basis	$10,238,412	$9,283,641
Additional Reserves for:
Term Conversions	7,279	6,744
Deferred and Payout Annuities	1,712,871	1,236,537

Contingency Reserves, NAIC SAP	$11,958,562	$10,526,922

TIAA Separate Account VA-1 Statement of Additional Information    B- 65

Notes to Statutory—Basis Financial Statements (continued)

Subsequent to the filing of its 2002 New York SAP financial statements, TIAA made certain revisions, primarily relating to the estimates of other than temporary impairments for invested assets. Reconciliations of TIAA’s net income and contingency reserves between the New York SAP as originally filed and these Audited Financial Statements are shown below:

	2003	2002

New York SAP—as filed	$(136,821)	$9,668,539
Adjustments to Invested Asset Valuations	(334,898)	(334,898)
Reclassification—Unrealized to Realized Capital Losses	(450,435)	—
Adjustments to Policy Reserves and Other Liabilities	(50,000)	(50,000)

Audited Financial Statements	$(972,154)	$9,283,641

Accounting Policies

The preparation of TIAA’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by TIAA:

Investments. Generally, investment transactions are accounted for as of the date the investments are purchased or sold (trade date). Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other than temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is valued at fair value except for loan-backed and structured securities, which are carried at an amount equal to the sum of their undiscounted expected future cash flows. Management considers all available evidence to evaluate the potential impairment of its investments. Unless evidence exists indicating a decline in the fair value of an investment below carrying value is temporary, a writedown is recognized as a realized loss.

Valuation of Investments

Short-Term Investments. Short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are stated at amortized cost. The interest method is used for amortizing short-term investments. Short-term investments in default are stated at the lower of amortized cost or fair value. Cash and cash equivalents includes cash on hand, amounts due from banks, and short term highly liquid investments with original maturity of three months or less.

Bonds. Bonds not backed by loans and not in default are stated at amortized cost. The interest method is used for amortizing bonds that are not backed by loans. Bonds not backed by loans that are in default are valued at the lower of amortized cost or fair value. For an other-than-temporary impairment, the cost basis of the bond is written down to its fair value and the amount of the write down is recognized as a realized loss.

Loan-Backed Bonds and Structured Securities. Loan-backed bonds and structured securities not in default are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach is used to determine the carrying amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost or undiscounted estimated future cash flows.

Common Stock. Unaffiliated common stocks are stated at fair value.

Preferred Stock. Preferred stocks in NAIC designations 1, 2 and 3 are stated at amortized cost. Preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

Mortgages. Mortgages are stated at amortized cost except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. A realized loss is recognized on impaired loans when a probability exists that the receipt of contractual payments of principal and interest may not occur when scheduled.

B- 66    Statement of Additional Information TIAA Separate Account VA-1

Notes to Statutory—Basis Financial Statements (continued)

Real Estate. Real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell. TIAA utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty year period.

Wholly-Owned Subsidiaries, Limited Partnerships and Limited Liability Companies. Investments in wholly-owned subsidiaries, limited partnerships and limited liability companies are stated at TIAA’s equity in the net admitted assets of the underlying entities.

Policy Loans and Separate Account Assets. Policy loans are stated at outstanding principal amounts. Separate account assets are stated at fair value.

Seed Money Investments. Seed money investments in the TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds, which are included in Other Assets in the accompanying balance sheets, are stated at fair value.

Securities Lending. TIAA has a securities lending program whereby it loans securities to qualified brokers in exchange for cash collateral, generally at least equal to 102% of the market value of the securities loaned. When securities are loaned, TIAA receives additional income on the collateral and continues to receive income on the securities loaned. TIAA may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower of securities fail to return the securities in a timely manner. In order to minimize this risk, TIAA monitors the credit quality of its counterparties.

Foreign Currency Transactions and Translation. Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Derivative Instruments. TIAA has filed a Derivatives Use Plan with the New York State Insurance Department. This plan details TIAA’s derivative policy objectives, strategies and controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. TIAA uses derivative instruments for hedging, income generation, and asset replication purposes. TIAA enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions, unless otherwise described below.

Foreign Currency Swap Contracts. TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Foreign currency swap contracts are designated as cashflow hedges and changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Foreign currency swap contracts incorporate a series of swap transactions, which result in the exchange of TIAA’s fixed and variable foreign currency cash flows into fixed amounts of U.S. dollar cash flows.

Foreign Currency Forward Contracts. TIAA enters into foreign currency forward contracts to exchange fixed amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Foreign forward contracts are designated as cashflow hedges and changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. A forward contract incorporates a swap transaction, which exchanges TIAA’s fixed foreign currency cash flows into a fixed amount of U.S. dollar cash flows at a future date. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. TIAA amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year.

Interest Rate Swap Contracts. TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cashflow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts qualify as fair value hedges and are entered into in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one

TIAA Separate Account VA-1 Statement of Additional Information    B- 67

Notes to Statutory—Basis Financial Statements (continued)

counterparty at each due date. Net payments received and net payments made under interest rate swap contracts are included in net investment income.

Swap Options. TIAA writes (sells) swap options on selected bonds as an income generation tool. The income generated by the sale of swap options is used to purchase interest rate cap contracts. Swap options give the holder the right, but not the obligation, to enter into an interest rate swap contract with TIAA where TIAA would pay a fixed interest rate and would receive a variable interest rate on a specified notional amount. When a swap option is written, the premium received is recorded as a liability. Because the swap options written by TIAA expire within one year of their inception date, the premium is recognized as investment income at the earlier of the exercise date or the expiration of the swap option. TIAA has no counterparty credit risk associated with swap options written unless the option is exercised and an interest rate swap contract is subsequently created.

Interest Rate Cap Contracts. TIAA purchases interest rate cap contracts to hedge against the risk of a rising interest rate environment as part of TIAA’s asset and liability management program for certain interest sensitive products. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Interest rate cap contracts are carried at fair value. Payments received under interest rate cap contracts are included in net investment income.

Credit Default Swap Contracts. As part of a strategy to replicate investment grade corporate bonds in conjunction with US Treasury securities, TIAA writes (sells) credit default swaps to earn a premium by essentially issuing “insurance” to the buyer of default protection. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection, which premium is amortized into investment income over the life of the swap. Under the terms of the credit default swap contracts, TIAA synthetically assumes the credit risk of a referenced asset and has the obligation to reimburse the default protection buyer for the loss in market value if the reference asset defaults, declares bankruptcy or experiences some other specified negative credit event. TIAA has no counterparty credit risk with the buyer. TIAA also purchases credit default swaps to hedge against unexpected credit events on selective investments in the TIAA portfolio. These swap contracts qualify as fair value hedges and the premium payment to the counterparty is expensed.

Non-Admitted Assets. Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets by the New York State Insurance Department, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the New York State Insurance Department. Such investment-related non-admitted assets totaled $100,566 and $155,310 at December 31, 2003 and 2002, respectively. Income on bonds in default is not accrued and, therefore, is not included in the non-admitted totals. Certain non-investment assets, such as the DFIT asset, furniture and fixtures and various receivables, are also designated as non-admitted assets. The non-admitted portion of the DFIT asset was $2,869,806 and $3,274,669 at December 31, 2003 and 2002, respectively. The other non-admitted assets were $242,661 and $156,830 at 2003 and 2002, respectively. Changes in such non-admitted assets are charged or credited directly to contingency reserves.

Furniture and Equipment. Electronic data processing equipment and software that qualify for capitalization are depreciated using the straight-line method over 3 years. Office alterations and furniture are depreciated using the straight-line method over 10 years. Office equipment is depreciated over 5 years and telephone equipment over 7 years, using the straight-line method. Depreciation expenses charged to operations in 2003 and 2002 were $29,258 and $18,521, respectively and included approximately $8,700 of accelerated depreciation on electronic data processing equipment in 2003. TIAA also adopted higher capitalization thresholds for furniture and equipment in 2003.

Policy and Contract Reserves. TIAA offers a range of group and individual retirement annuities and individual life and other insurance products. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the New York State Insurance Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 1.50% to 6.80% and averaging approximately 3%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Dividends Declared for the Following Year. Dividends on insurance policies and pension annuity contracts in the payout phase are generally declared by the TIAA Board of Trustees (“Board”) in November of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are generally declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity

B- 68    Statement of Additional Information TIAA Separate Account VA-1

Notes to Statutory—Basis Financial Statements (continued)

contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Asset Valuation Reserve. The Asset Valuation Reserve (“AVR”), which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate and other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserves primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. In 2002, an additional reserve was established in the amount of $276,291. No voluntary contributions were made in 2003. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves.

Interest Maintenance Reserve. The Interest Maintenance Reserve (“IMR”) is a reserve required by NAIC SAP which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgage loans, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Accounting Principles Generally Accepted in the United States. The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, TIAA cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on TIAA’s financial statements and the primary differences can be summarized as follows:

Under GAAP:

•	The formula-based AVR is eliminated as a reserve;

•	The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	The “non-admitted” asset designation is not utilized;

•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s equity in the net assets of the subsidiaries;

•	Long-term bond investments considered to be “available for sale” are carried at fair value rather than at amortized cost;

•	State taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than being limited by quantitative limitations;

•	For purposes of calculating postretirement benefit obligations, active participants not currently vested would also be included in determining the liability;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item;

•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows.

Management believes that the effects of these differences would significantly increase TIAA’s total contingency reserves under GAAP as of December 31, 2003.

TIAA Separate Account VA-1 Statement of Additional Information    B- 69

Notes to Statutory—Basis Financial Statements (continued)

Reclassifications. Certain amounts in the 2002 and 2001 financial statements have been reclassified to conform with the 2003 presentation.

Note 3—Investments

The disclosures below provide information grouped within the following asset categories: A) bonds, preferred stocks and common stocks; B) mortgage loan investments; C) real estate investments; and D) investment subsidiaries and affiliates.

A. Bonds, Preferred Stocks, and Common Stocks

The statutory carrying values and estimated fair values, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, 2003 and 2002, are shown below:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Estimated
December 31, 2003	Cost	Gains	Losses	Fair Value

U.S. Government	$2,086,153	$54,121	$(59,787)	$2,080,487
All Other Governments	885,568	88,294	(1,576)	972,286
States, Territories & Possessions	966,942	168,938	(11,101)	1,124,779
Political Subdivisions of States, Territories & Possessions	18,292	4,174	—	22,466
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt	21,156,415	869,013	(284,346)	21,741,082
Public Utilities	4,663,739	410,987	(40,782)	5,033,944
Industrial & Miscellaneous	76,277,008	4,979,430	(893,768)	80,362,670

Total Bonds	106,054,117	6,574,957	(1,291,360)	111,337,714
Preferred Stocks	928,302	61,717	(5,043)	984,976
Common Stocks	373,540	87,790	(28,270)	433,060

Total	$107,355,959	$6,724,464	$(1,324,673)	$112,755,750

December 31, 2002

U.S. Government	$1,784,970	$80,198	$(5,886)	$1,859,282
All Other Governments	626,243	55,509	(5,556)	676,196
States, Territories & Possessions	928,921	211,385	(5)	1,140,301
Political Subdivisions of States, Territories & Possessions	18,266	4,474	—	22,740
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt	15,081,937	1,309,246	(37,720)	16,353,463
Public Utilities	5,611,179	328,898	(136,197)	5,803,880
Industrial & Miscellaneous	72,818,585	4,665,981	(1,358,404)	76,126,162

Total Bonds	96,870,101	6,655,691	(1,543,768)	101,982,024
Preferred Stocks	1,044,559	21,648	(22,763)	1,043,444
Common Stocks	1,216,770	34,601	(92,457)	1,158,914

Total	$99,131,430	$6,711,940	$(1,658,988)	$104,184,382

Impairment Review Process

All securities are subjected to TIAA’s process for identifying other-than-temporary impairments. The impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20% over a six-month period. TIAA writes down securities that it deems to have an other-than-temporary impairment to fair value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of TIAA to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain

B- 70    Statement of Additional Information TIAA Separate Account VA-1

Notes to Statutory—Basis Financial Statements (continued)

economically-depressed geographic locations. Where an impairment is considered to be other than temporary, TIAA recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. TIAA does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, TIAA continues to review the impaired security for appropriate valuation on an ongoing basis.

Unrealized Losses on Bonds, Preferred Stocks and Common Stocks

In 2003, the Emerging Issues Task Force released U.S. GAAP guidance (EITF 03-01) requiring disclosure of gross unrealized losses and estimated fair values for securities, excluding structured securities rated below AA-, by investment category and by the length of time that individual securities had been in a continuous unrealized loss position. These disclosures for TIAA are shown in the tables below:

		Gross
	Amortized	Unrealized	Estimated
December 31, 2003	Cost	Loss	Fair Value

Less than twelve months:
U.S. Government	$577,402	$(45,884)	$531,518
All Other Governments	56,929	(1,576)	55,353
States, Territories & Possessions	140,105	(11,100)	129,005
Special Rev. & Special Assessment, Non-Guaranteed Agency & Gov’t	400,647	(46,941)	353,706
Public Utilities	713,708	(40,782)	672,926
Industrial & Miscellaneous	7,587,549	(389,502)	7,198,047
Structured Securities rated above A+	12,592,692	(387,852)	12,204,840

Total Bonds	22,069,032	(923,637)	21,145,395
Preferred Stock	98,061	(5,031)	93,030
Common Stock	151,803	(28,270)	123,533

Total less than twelve months	$22,318,896	$(956,938)	$21,361,958

Twelve months or more:
Industrial & Miscellaneous	$144,177	$(11,956)	$132,221
Structured Securities rated above A+	277,128	(31,529)	245,599

Total Bonds	421,305	(43,485)	377,820
Preferred Stock	2,761	(12)	2,749

Total twelve months or more	424,066	(43,497)	380,569

Total	22,742,962	(1,000,435)	21,742,527
Structured securities rated below AA-	2,927,853	(324,238)	2,603,615

Total—All bonds, preferred & common stocks	$25,670,815	$(1,324,673)	$24,346,142

Securities where the estimated fair value declined and remained below amortized cost for less than twelve months was comprised of 1,162 securities. Non-investment grade securities represented 7% of the $21,361,958 fair value and 12% of the $956,938 unrealized loss for those securities at December 31,2003.

The category of securities where the estimated fair value declined and remained below amortized cost for twelve months or greater was comprised of 30 securities and were concentrated in asset-backed securities (66%), retail & wholesale trade (12%), manufacturing (10%), other securities (12%). The preceding percentages were calculated as a percentage of the gross unrealized loss. Non-investment grade securities represented 24% of the $380,569 fair value and 23% of the $43,497 gross unrealized loss for those securities. TIAA held 9 securities where each had a gross unrealized loss greater than $1 million at December 31, 2003. Two of these securities represented 100% of the gross unrealized loss on securities where the estimated fair value declined and remained below amortized cost by 20% or more for twelve months or greater. TIAA analyzed these securities as of December 31, 2003 to determine whether the declines in value represented other-than-temporary impairments. Both of the securities were asset-backed securities and the estimated future cash flows supported the carrying value of each security. TIAA believes that the estimated fair values of these securities were temporarily depressed as a result of unusually strong negative market reaction to this sector.

TIAA Separate Account VA-1 Statement of Additional Information    B- 71

Notes to Statutory—Basis Financial Statements (continued)

Scheduled Maturities for Bonds

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2003, by contractual maturity, are shown below:

	Carrying	Estimated
	Value	Fair Value

Due in one year or less	$2,037,540	$2,101,218
Due after one year through five years	9,650,333	10,388,328
Due after five years through ten years	19,166,501	20,711,749
Due after ten years	24,029,920	25,629,576

Subtotal	54,884,294	58,830,871
Residential mortgage-backed securities	26,408,922	27,058,237
Asset-backed securities	11,284,350	11,196,247
Commercial mortgage-backed securities	13,476,551	14,252,359

Total	$106,054,117	$111,337,714

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table are long-term bonds in or near default with an original par amount of $2,511,943 that have been written down to a statutory carrying value of $846,523. The bonds are categorized based on contractual maturity as follows: $14,613 due in one year or less, $99,458 due after one year through five years, $119,453 due after five years through ten years, $144,597 due after ten years, $4,265 of residential mortgage-backed securities, $460,900 of asset-backed securities and $3,237 of commercial mortgage-backed securities.

Bond Credit Quality and Diversification

At December 31, 2003 and 2002, 91.6% and 89.8%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31st as follows:

	2003	2002

Residential mortgage-backed securities	24.9%	25.1%
Commercial mortgage-backed securities	12.7	10.6
Manufacturing	11.4	11.8
Finance and financial services	11.0	10.1
Asset-backed securities	10.6	12.2
Public utilities	5.9	6.8
Communications	4.8	4.8
Oil and gas	3.7	3.6
Government	3.5	2.7
Retail and wholesale trade	2.6	2.9
Real estate investment trusts	1.8	2.3
Other	7.1	7.1

Total	100.0%	100.0%

Bond and Equity Funding Commitments/ Other Disclosures

At December 31, 2003, outstanding forward commitments to fund future long-term bond investments were $188,646. Of this, $152,070 is scheduled for disbursement in 2004, $34,535 in 2005 and $2,041 in later years. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers. At December 31,

B- 72    Statement of Additional Information TIAA Separate Account VA-1

Notes to Statutory—Basis Financial Statements (continued)

2003, outstanding forward commitments for future equity investments were $1,861,928. Of this, $1,017,380 is scheduled for disbursement in 2004, $281,516 in 2005 and $563,032 in later years.

During 2003 and 2002, TIAA acquired bonds and stocks through restructurings and other non-cash transactions aggregating $2,313,755 and $1,635,737, respectively. Debt securities of $6,661 and $6,373 at December 31, 2003 and 2002, respectively, were on deposit with governmental authorities or trustees, as required by law.

The carrying values and estimated fair values of debt securities loaned, and the associated cash collateral received were as follows:

	Carrying Value	Fair Value	Cash Collateral

December 31, 2003	$2,729,251	$2,833,478	$2,985,776
December 31, 2002	$3,563,954	$3,846,254	$3,973,109

B. Mortgage Loan Investments

TIAA makes mortgage loans that are principally collateralized by commercial real estate. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 80% for commercial loans. The coupon rates for commercial mortgage loans and mezzanine loans acquired during 2003 ranged from 2.97% to 9.20% and from 5.58% to 9.78%, respectively.

Mortgage Loan Impairment Review Process

TIAA monitors the effects of current and expected market conditions and other factors on the collectibility of mortgage loans to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans with impaired values at December 31, 2003 and 2002 have been written down to net realizable values, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below:

	2003	2002

Recorded investment in impaired mortgages, with temporary allowances for credit losses	$599,836	$399,852
Related temporary allowances for credit losses	(132,393)	(116,737)
Recorded investment in impaired mortgage loans, net of other-than-temporary impairment losses recognized	1,015,637	45,998
Related write-downs for other-than-temporary impairments	(132,754)	(90,329)
Average recorded investments in impaired loans	980,612	751,027
Interest income recognized on impaired mortgages during the period	55,917	30,632
Interest income recognized on a cash basis during the period	74,052	31,509

The activity affecting the allowance for credit losses on mortgage loans during 2003 and 2002 was as follows:

	2003	2002

Balance at the beginning of the year	$116,737	$145,974
Provisions for losses charged against surplus	93,394	38,452
Write-downs for other-than-temporary impaired assets charged against the allowance	(30,639)	(67,026)
Recoveries of amounts previously charged off	(47,099)	(663)

Balance at the end of the year	$132,393	$116,737

At December 31, 2003 and 2002, the aggregate carrying values of mortgages with restructured or modified terms were $104,414 and $347,955, respectively. For the years ended December 31, 2003, 2002 and 2001, the investment income earned on such mortgages was $6,415, $26,281 and $29,838, respectively, which would have been approximately $10,199, $36,560 and $38,158, respectively, if they had performed in accordance with their original terms. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers.

TIAA Separate Account VA-1 Statement of Additional Information    B- 73

Notes to Statutory—Basis Financial Statements (continued)

TIAA accrues interest income on impaired loans to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. At December 31, 2003 and 2002, the carrying values of mortgages held with interest more than 180 days past due, excluding accrued interest, were $32,785 and $69,550, respectively. Total interest due on mortgages with interest more than 180 days past due was $6,058 and $6,241, respectively. During 2003, TIAA reduced the interest rate on a $45,000 loan by 4.5%.

Mortgage Loan Diversification

At December 31, 2003 and 2002, the carrying values of mortgage loan investments were diversified by property type and geographic region as follows:

	2003	2002

Property Type
Office buildings	42.5%	42.4%
Shopping centers	27.2	25.8
Industrial buildings	11.4	10.8
Mixed-use projects	7.5	7.7
Apartments	6.0	6.8
Hotel	3.9	4.9
Other	1.5	1.6

Total	100.0%	100.0%

	2003	2002

Geographic Region
Pacific	25.2%	25.7%
South Atlantic	22.6	21.9
North Central	17.5	17.8
Middle Atlantic	11.2	10.9
South Central	9.0	9.1
Mountain	6.8	7.3
New England	6.7	6.6
Other	1.0	0.7

Total	100.0%	100.0%

At December 31, 2003 and 2002, approximately 18.8% and 19.2% of the mortgage portfolio, respectively, was invested in California and was included in the Pacific region shown above.

Scheduled Mortgage Loan Maturities

At December 31, 2003, the contractual maturity schedule of mortgage loans is shown below:

Carrying
Value

Due in one year or less	$809,803
Due after one year through five years	9,315,097
Due after five years through ten years	11,853,829
Due after ten years	2,009,237

Total	$23,987,966

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

B- 74    Statement of Additional Information TIAA Separate Account VA-1

Notes to Statutory—Basis Financial Statements (continued)

Mortgage Loan Funding Commitments/Other Disclosures

At December 31, 2003, outstanding forward commitments for future mortgage loan investments were $1,530,555. Of this, $1,152,443 is scheduled for disbursement in 2004 and $378,112 in later years. The funding of mortgage loan commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy.

Mortgages that totaled $305,656 and $406,915 at December 31, 2003 and 2002, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

C. Real Estate Investments

TIAA makes investments in commercial real estate directly, through wholly-owned subsidiaries and through real estate limited partnerships. TIAA monitors the effects of current and expected market conditions and other factors on the realizability of real estate investments to identify and quantify any impairments in value. At December 31, 2003 and 2002, TIAA’s real estate investments of $5,855,297 and $5,643,825, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $1,595,228 and $966,976, respectively.

Real Estate Diversification

At December 31, 2003 and 2002, the carrying values of real estate investments were diversified by property type and geographic region as follows:

	2003	2002

Property Type
Office buildings	72.0%	68.7%
Industrial buildings	7.0	4.6
Shopping centers	6.7	7.0
Mixed-use projects	6.0	7.2
Income-producing land underlying improved real estate	1.5	2.4
Land held for future development	1.1	1.8
Apartments	1.0	1.0
Other	4.7	7.3

Total	100.0%	100.0%

	2003	2002

Geographic Region
South Atlantic	31.2%	36.5%
North Central	17.8	16.5
Pacific	15.1	12.1
South Central	9.0	9.4
Middle Atlantic	4.9	5.4
Mountain	2.6	2.8
New England	0.6	0.9
Other	18.8	16.4

Total	100.0%	100.0%

At December 31, 2003 and 2002, approximately 12.0% and 14.6% of the real estate portfolio, respectively, was invested in Florida and was included in the South Atlantic region shown above.

Real Estate Funding Commitments/Other Disclosures

At December 31, 2003, outstanding obligations for future real estate investments were $568,208, of which $390,792 will be disbursed in 2004 and $177,416 in later years. The funding of real estate investment obligations is contingent upon the properties meeting specified requirements, including construction, leasing and occupancy.

TIAA Separate Account VA-1 Statement of Additional Information    B- 75

Notes to Statutory—Basis Financial Statements (continued)

Depreciation expense on real estate investments for the years ended December 31, 2003, 2002 and 2001, was $156,085, $151,029 and $157,515, respectively; the amount of accumulated depreciation at December 31, 2003 and 2002 was $1,067,358 and $1,081,905, respectively.

During 2003 and 2002, TIAA acquired real estate via the assumption of debt or in satisfaction of debt in the amounts of $48,952 and $130,892, respectively.

D. Investment Subsidiaries and Affiliates

TIAA’s investment subsidiaries and affiliates, which have been created for legal or other business reasons, are primarily involved in real estate and securities investment activities for TIAA. TIAA’s share of total assets, liabilities, net carrying values and net income of investment subsidiaries and affiliates at December 31, 2003 and 2002 and for the years then ended, was as follows:

	2003	2002

Total assets	$5,594,469	$5,481,061
Other-than-temporary impairments	(84,118)	(13,453)
Liabilities	(1,704,576)	(2,191,671)
Non-admitted assets/other adjustments	(68,260)	367,788

Net carrying value	$3,737,515	$3,643,725

Net income	$199,191	$303,881

The carrying values shown above are included in the Bonds, Mortgages, Real estate, Stock, and Other long-term investments captions in the accompanying balance sheets. The carrying values shown above exclude the investment subsidiaries and affiliates that held interests in the securitizations disclosed in Note 5.

As of December 31, 2003 and 2002, the net amount due from investment subsidiaries and affiliates was $26,104 and $62,183, respectively.

Note 4—Investment Income and Capital Gains and Losses

Net Investment Income. For 2003, 2002 and 2001, the components of net investment income were as follows:

	2003	2002	2001

Bonds	$7,191,950	$6,957,865	$6,555,484
Mortgages	1,820,729	1,791,516	1,791,063
Real estate (net of property expenses, taxes and depreciation)	306,191	417,904	312,221
Stocks	106,153	147,820	123,062
Other long-term investments	138,643	83,158	97,335
Cash and short-term investments	26,485	90,181	131,971
Other	(2,807)	5,043	12,686

Total gross investment income	9,587,344	9,493,487	9,023,822
Less securities lending payments	(45,861)	(68,080)	(84,346)
Less investment expenses	(188,059)	(187,935)	(185,335)

Net investment income before amortization of net IMR gains	9,353,424	9,237,472	8,754,141
Plus amortization of net IMR gains	98,481	87,254	65,438

Net investment income	$9,451,905	$9,324,726	$8,819,579

Future rental income expected to be received during the next five years under existing real estate leases in effect as of December 31, 2003 is $480,883 in 2004, $442,117 in 2005, $315,325, in 2006, $217,430 in 2007 and $222,211 in 2008.

The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 7.15%, 7.57% and 7.69% in 2003, 2002 and 2001, respectively.

B- 76    Statement of Additional Information TIAA Separate Account VA-1

Notes to Statutory—Basis Financial Statements (continued)

Realized Capital Gains and Losses. For the 2003, 2002 and 2001, the net realized capital gains/(losses) on sales, redemptions and writedowns of investments were as follows:

	2003	2002	2001

Bonds	$(428,865)	$(1,130,208)	$(173,653)
Mortgages	(107,656)	(144,886)	(31,806)
Real estate	67,277	52,076	64,557
Stocks	20,689	16,838	64,677
Other long-term investments	(58,471)	(421,168)	22,686
Cash and short-term investments	19,670	687	(1,043)

Total	$(487,356)	$(1,626,661)	$(54,582)

Write-downs of investments resulting from impairments which were considered to be other than temporary and included in the preceding table as realized capital (losses) were as follows:

	2003	2002	2001

Other-than-temporary impairments:
Bonds	$(802,609)	$(1,196,548)	$(246,641)
Mortgages	(135,147)	(107,989)	(25,882)
Real estate	(92,060)	(18,367)	—
Stocks	(43,570)	(86,595)	—
Other long-term investments	(109,049)	(429,326)	(19,693)

Total	$(1,182,435)	$(1,838,825)	$(292,216)

During 2003, 2002 and 2001, TIAA recognized losses in the amount of $18,683, $61,477, and $47,067 on debt securities and mortgage loans whose terms were restructured. These amounts were included in the preceding table.

Proceeds from sales and redemptions of long-term bond investments during 2003, 2002 and 2001 were $27,511,033, $22,142,399 and $15,334,370, respectively. Gross gains of $602,324, $361,013 and $234,562 and gross losses, excluding impairments considered to be other than temporary, of $228,580, $294,672 and $161,574 were realized on these sales and redemptions during 2003, 2002 and 2001, respectively.

Unrealized Capital Gains and Losses. For 2003, 2002 and 2001, the net changes in unrealized capital gains/(losses) on investments, resulting in a net increase/(decrease) in the valuation of investments, were as follows:

	2003	2002	2001

Bonds	$262,919	$446,892	$(229,205)
Mortgages	7,972	54,436	17,375
Real estate	149,947	96,166	29,638
Stocks	160,258	(108,912)	55,602
Other long-term investments	(168,663)	(138,133)	(447,676)

Total	$412,433	$350,449	$(574,266)

Note 5—Securitizations

When TIAA sells bonds and mortgage loans in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. TIAA’s ownership of the related retained interests may be held directly by TIAA or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities/ Qualified Special Purpose Entities, (“SPEs/ QSPEs”), that issue debt and equity which is non-recourse to TIAA. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices if available; however, quotes are generally not available for retained interests, so TIAA either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

TIAA Separate Account VA-1 Statement of Additional Information    B- 77

Notes to Statutory—Basis Financial Statements (continued)

During 2003, TIAA did not enter into any securitization transactions in which it sold assets held on its balance sheet into SPEs/ QSPEs. During 2002, TIAA entered into two securitization transactions in which it sold bonds with a total principal balance of $776,184 and recognized a gain of approximately $19,960. TIAA retained subordinated interests with a fair value of approximately $81,037 when the transactions closed.

The table below summarizes cash flows received from securitization trusts:

For the Years Ended December 31,	2003		2002

Proceeds from new securitizations	$	N/A	$690,598
Asset management fees and servicing fees:
Received by TIAA		323	2,155
Received by TIAA’s affiliates		4,220	1,778
Other cash flows received on retained interests		231,863	111,404

The following table summarizes TIAA’s retained interests in securitized financial assets on December 31, 2003:

				Sensitivity Analysis of
				Fair Value Assumptions
	Type of	Carrying	Estimated
Issue	Collateral	Value	Fair Value	10% Adverse		20% Adverse

2003	N/A	$ N/A	$ N/A	$	N/A	$	N/A
2002	Bonds	7,631	7,631		—		—
2002	Bonds	27,953	28,775		(1,165)		(2,240)
2001	Bonds	379,887	425,942		(5,790)		(11,169)
2000	Bonds	46,808	27,895		(1,904)		(4,007)
2000	Bonds	60,644	70,558		(5,931)		(11,641)
1999	Mortgages	336,059	369,978		(5,519)		(10,949)

The fair values of the retained interests on December 31, 2003 were determined using either independent pricing services or analysts employed by TIAA. The key assumptions applied discount rates based upon the current yield curve, spreads, and expected cash flows specific to the type of interest retained for each securitization. The sensitivity analysis includes an adverse change in each assumption used to determine fair value.

At December 31, 2003 and 2002, the carrying values of TIAA’s investments in subsidiaries that held an interest in these securitizations were $503,334 and $605,721, respectively. Total assets, liabilities and net carrying value of these TIAA subsidiaries were as follows:

	2003	2002

Total assets	$1,089,059	$1,145,023
Other-than-temporary impairments	—	(36,400)
Liabilities	(556,282)	(502,902)
Non-admitted assets/other adjustments	(29,543)	—

Net carrying value	$503,334	$605,721

Note 6—Disclosures About Fair Value of Financial Instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by TIAA using market information available as of December 31, 2003 and 2002 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative

B- 78    Statement of Additional Information TIAA Separate Account VA-1

Notes to Statutory—Basis Financial Statements (continued)

of the amounts TIAA could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	Notional	Carrying	Estimated
December 31, 2003	Value	Value	Fair Value

Assets
Bonds		$106,054,117	$111,337,714
Mortgages		23,987,966	25,975,240
Common stocks		433,060	433,060
Preferred stocks		924,754	984,976
Cash and short-term investments		1,076,403	1,076,403
Policy loans		504,369	504,369
Seed money investments in mutual funds		556,244	556,244
Liabilities
Teachers Personal Annuity—Fixed Account		2,124,746	2,124,746
Other Financial Instruments
Foreign currency swap contracts	$2,415,672	$(402,848)	$(420,866)
Foreign currency forward contracts	309,676	(53,146)	(51,579)
Interest rate swap contracts	744,455	—	13,604
Interest rate cap contracts	90,300	42	42
Credit default swap contracts	472,417	—	(5,612)

December 31, 2002

Assets
Bonds		$96,870,101	$101,982,024
Mortgages		23,968,793	26,675,433
Common stocks		1,158,914	1,158,914
Preferred stocks		1,025,412	1,043,444
Cash and short-term investments		1,787,873	1,787,873
Policy loans		495,251	495,251
Seed money investments in mutual funds		837,392	837,392
Liabilities
Teachers Personal Annuity—Fixed Account		2,044,779	2,044,779
Other Financial Instruments
Foreign currency swap contracts	$1,725,263	$(49,504)	$18,935
Foreign currency forward contracts	391,654	(29,578)	(25,711)
Interest rate swap contracts	681,355	618	23,290
Swap options	198,600	(1,151)	(6,627)
Interest rate cap contracts	149,450	570	570
Credit default swap contracts	143,417	—	(3,171)

Bonds. The fair values for publicly traded long-term bond investments were determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

TIAA Separate Account VA-1 Statement of Additional Information    B- 79

Notes to Statutory—Basis Financial Statements (continued)

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 2003 and 2002 were as follows:

	2003		2002

	Carrying	Estimated	Carrying	Estimated
	Value	Fair Value	Value	Fair Value

Publicly traded bonds	$73,074,646	$76,820,177	$65,453,501	$69,510,316
Privately placed bonds	32,979,471	34,517,537	31,416,600	32,471,708

Total	$106,054,117	$111,337,714	$96,870,101	$101,982,024

Mortgages. The fair values of mortgages were generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Common Stocks, Cash and Short-Term Investments, Policy Loans, and Seed Money Investments. The carrying values were considered reasonable estimates of their fair values.

Preferred Stocks. The fair values of preferred stocks were determined using quoted market prices or valuations from the NAIC.

Teachers Personal Annuity—Fixed Account. The carrying values of the liabilities were considered reasonable estimates of their fair values.

Foreign Currency Swap Contracts. The fair values of foreign currency swap contracts, which are used for hedging purposes, represented the estimated net gains that TIAA would record if the foreign currency forward contracts were liquidated at year-end. The fair values of foreign currency swap contracts were estimated internally based on future cash flows and anticipated foreign exchange relationships, and such values were reviewed for reasonableness with values from TIAA’s counterparties. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. At December 31, 2003, the net unrealized (loss) from a foreign currency swap contract that no longer qualified for hedge accounting treatment was ($6,715).

Foreign Currency Forward Contracts. The fair values of foreign currency forward contracts, which are used for hedging purposes, represented the estimated net gains that TIAA would record if the foreign currency forward contracts were liquidated at year-end. The fair values of the foreign currency forward contracts were estimated internally based on future cash flows and anticipated foreign exchange relationships, and such values were reviewed for reasonableness with estimates from TIAA’s counterparties.

Interest Rate Swap Contracts. The fair values of interest rate swap contracts, which are used for hedging purposes, represented the estimated net gains that TIAA would record if the interest rate swaps were liquidated at year-end. The fair values of interest rate swap contracts were estimated internally based on anticipated interest rates and estimated future cash flows, and such values were reviewed for reasonableness with estimates from TIAA’s counterparties. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. At December 31, 2002, the net unrealized gain from an interest rate swap contract that no longer qualified for hedge accounting treatment was $618.

Swap Options. The fair values of swap options represented the estimated amounts that TIAA would receive/(pay) if the swap options were liquidated at year-end. The fair values of the swap options were estimated by external parties, including TIAA’s counterparties, and such values were reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows. The average fair value of swap options held for income generation during 2003 and 2002 was ($7,293) and ($4,462), respectively.

Interest Rate Cap Contracts. The fair values of interest rate cap contracts, which are used for hedging purposes, represented the estimated amounts that TIAA would receive if the interest rate cap contracts were liquidated at year-end. The fair values of the interest rate cap contracts were estimated by external parties, including TIAA’s counterparties, and such values were reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

Credit Default Swap Contracts. The fair values of credit default swap contracts, which are used for asset replication and hedging purposes, represented the estimated amounts that TIAA would receive/(pay) if the credit default swap contracts were liquidated at year-end. The fair value of credit default swap contracts represented the net present value of the expected differences between the future premium payments and the market credit spreads reflecting the default risk of the underlying

B- 80    Statement of Additional Information TIAA Separate Account VA-1

Notes to Statutory—Basis Financial Statements (continued)

asset. The fair values of credit default swap contracts were estimated by external parties, including TIAA’s counterparties, and such values were reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions.

Commitments to Extend Credit or Purchase Investments. TIAA generally does not charge commitment fees on these agreements, and the related interest rates reflect market levels at the time of the commitments.

Insurance and Annuity Contracts. TIAA’s insurance and annuity contracts, other than the Teachers Personal Annuity—Fixed Account disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Note 7—Operating Subsidiaries

TIAA’s operating subsidiaries primarily consist of TIAA-CREF Enterprises, Inc., (“Enterprises”) and TIAA Financial Services, LLC, (“TFS”) which are wholly-owned subsidiaries of TIAA. Enterprises owns TIAA-CREF Life Insurance Company, Inc. (“TIAA-CREF Life”), Teachers Advisors, Inc., (“Advisors”) Teachers Personal Investors Services, (“TPIS”) TIAA-CREF Trust Company, (“Trust”) FSB, TIAA-CREF Tuition Financing, Inc., (“TFI”) and TCT Holdings, Inc., all of which are wholly-owned subsidiaries of Enterprises. TFS consists of TIAA Global Markets, Inc. (“TGM”) TIAA Advisory Services, LLC, and TIAA Realty Capital Management, LLC.

TIAA’s share of total assets, liabilities, net carrying values and net losses of unconsolidated operating subsidiaries at December 31, 2003 and 2002 and for the years then ended, was as follows:

	2003	2002

Total assets	$5,991,860	$3,473,633
Other-than-temporary impairments	(53,646)	(233,180)
Liabilities	(5,486,222)	(2,876,479)
Non-admitted assets/other adjustments	(1,970)	13,863

Carrying value	$450,022	$377,837

Net loss	$(13,246)	$(51,858)

TIAA had a revolving line of credit extended to TGM at December 31, 2003 and 2002, with an outstanding principal amount plus accrued interest of $0 and $66,500, respectively.

TIAA had a net amount due from operating subsidiaries of $41,775 and $81,700, as of December 31, 2003 and 2002, respectively.

Note 8—Separate Accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission, (“the Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 70% and 95% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly traded securities to maintain adequate liquidity.

Premiums, considerations or deposits received by TIAA’s separate accounts totaled $1,401,307, $1,167,011 and $1,247,597 for the years ending December 31, 2003, 2002 and 2001, respectively. Reserves for these separate accounts totaled $5,619,975 and $4,290,964 on December 31, 2003 and 2002, respectively.

TIAA Separate Account VA-1 Statement of Additional Information    B- 81

Notes to Statutory—Basis Financial Statements (continued)

Other than the guarantees disclosed in Note 16, TIAA does not make any guarantees to policyholders on its separate accounts. Both accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are generally carried at fair value (directly held real estate is carried at appraised value).

Note 9—Mutual Funds

As of December 31, 2003 and 2002, TIAA’s investments in the affiliated mutual funds described below totaled approximately $556,300 and $837,400, respectively. These amounts were reported in the caption “Other long-term investments” in the accompanying balance sheets. Shares of the mutual funds are distributed by TPIS and investment advisory services are provided by Advisors.

TIAA-CREF Mutual Funds (“the Retail Funds”) consist of eleven investment funds which are offered to the general public. As of December 31, 2003, the Retail Funds had $3,452,938 in net assets.

TIAA-CREF Institutional Mutual Funds (“the Institutional Funds”), a family of twenty-three funds, are currently used primarily as investment vehicles for the TFI tuition savings business and the Trust Company. As of December 31, 2003, the Institutional Funds had $4,543,172 in net assets.

TIAA-CREF Life Funds (“the Life Funds”), a family of nine funds, are utilized by TIAA-CREF Life as funding vehicles for its variable annuity and variable insurance products. As of December 31, 2003, the Life Funds had $435,178 in net assets.

Note 10—Management Agreements

Services necessary for the operation of College Retirement Equities Fund (“CREF”), a companion organization, are provided, at cost, by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC (“Investment Management”) and TIAA-CREF Individual & Institutional Services, Inc. (“Services”), which provide investment advisory, administrative and distribution services for CREF. Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. Investment Management is registered with the Commission as an investment adviser; Services is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Investment Management and Services receive management fee payments from each CREF account on a daily basis according to formulae established each year with the objective of keeping the management fees as close as possible to each account’s actual expenses. Any differences between the actual expenses incurred and the management fees received are adjusted quarterly. Such fees and the equivalent allocated expenses, which amounted to approximately $600,000, $568,300 and $555,100 in 2003, 2002 and 2001, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provide investment advisory services for VA-1 in accordance with an Investment Management Agreement among TIAA, Advisors and VA-1. TIAA provides all administrative services for VA-1 in accordance with an Administrative Services Agreement with VA-1. TPIS distributes variable annuity contracts for VA-1.

TIAA provides administrative services to the Trust Company under an Administrative Services Agreement. Expense charges for administrative services provided by TIAA to the Trust Company are billed quarterly.

All services necessary for the operation of REA are provided, at cost, by TIAA and Services. TIAA provides investment management services for REA. Distribution and administrative services are provided in accordance with a Distribution and Administrative Services Agreement between REA and Services. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year with the objective of keeping the management fees as close as possible to REA’s actual expenses. Any differences between actual expenses and daily charges are adjusted quarterly.

TIAA provides investment services for TIAA-CREF Life in accordance with an Investment Management Agreement between TIAA and TIAA-CREF Life. Administrative services for TIAA-CREF Life are provided by TIAA in accordance with an Administrative Services Agreement between TIAA and TIAA-CREF Life.

B- 82    Statement of Additional Information TIAA Separate Account VA-1

Notes to Statutory—Basis Financial Statements (continued)

Note 11—Federal Income Taxes

By charter, TIAA is a not-for-profit organization and through December 31, 1997, was exempt from federal income taxation under the Internal Revenue Code (“IRC”). Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

The components of TIAA’s net deferred tax asset were as follows:

	2003	2002

Gross deferred tax assets	$3,780,742	$4,115,184
Gross deferred tax liabilities	17,691	3,833
Deferred tax assets non-admitted	2,869,806	3,274,669

Change in non-admitted deferred tax assets	$(404,863)	$3,274,669

TIAA’s gross deferred tax assets are primarily attributable to differences between tax basis and statutory basis reserves, the provision for policyholder dividends payable in the following year and net operating loss carryforwards. Gross deferred tax liabilities were primarily due to investment income due to depreciation differences on real estate.

TIAA has no deferred tax liabilities that have not been recognized.

The components of TIAA’s income taxes incurred and the change in deferred tax assets and liabilities were as follows:

For the Years Ended December 31,	2003	2002

Current tax/(benefit)	$16,715	$(20,855)
Change in deferred tax assets	$70,421	$840,515
Change in deferred tax liabilities	13,858	3,833

Net change in deferred taxes	$56,563	$836,682

TIAA was subject to the domestic federal statutory income tax rate of 35%. TIAA’s effective federal income tax rate was 1.3% for 2003, (2.5%) for 2002 and 3.3% for 2001. The lower effective rates were attributable to differences between statutory income and taxable income, as illustrated below:

For the Years Ended December 31,	2003	2002	2001

Net gain from operations	1,317,189	$823,318	$816,314
Statutory rate	35%	35%	35%

Tax at statutory rate	$461,016	$288,161	$285,710
Market discount deferred	(126,271)	(63,876)	(41,877)
Deferred market discount recognized on sold bonds	71,378	6,873	11,507
Dividends from subsidiaries	(39,888)	(49,676)	(18,749)
Prepayment premiums & mortgage writedowns	(92,976)	(57,234)	(17,422)
Amortization of interest maintenance reserve	(34,468)	(30,539)	(22,903)
Differences between tax & statutory reserves	(1,746)	(19,332)	23,565
Net income from partnerships	(31,564)	(16,325)	14,308
Adjustment to policyholder dividend liability	(42,577)	10,827	58,468
Alternative minimum tax	9,194	—	18,114
Effect of tax law change on prior year’s tax	—	(18,114)	—
Other adjustments	(6,431)	(25,719)	23,725
Net operating loss carryforward utilized	(148,952)	(45,901)	(307,662)

Federal income tax expense/(benefit)	$16,715	$(20,855)	$26,784

TIAA Separate Account VA-1 Statement of Additional Information    B- 83

Notes to Statutory—Basis Financial Statements (continued)

TIAA reported a tax loss for 2002 and expects to report a tax loss for 2003 as a result of net operating losses attributable to required increases in policy and contract reserves. These reserve increases will reverse over time, thereby increasing TIAA’s taxable income in future years. As of December 31, 2003, TIAA had operating loss carryforwards of $3,640,000, as follows:

Year Incurred	Operating Loss	Year of Expiration

1998	$3,601,004	2013
1999	38,618	2014

TIAA did not incur federal income taxes in the current or preceding years that are available for recoupment in the event of future net losses.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its subsidiary affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. Amounts due to/(receivable from) TIAA’s subsidiaries for federal income taxes were ($2,529) and $2,707 at December 31, 2003 and 2002, respectively.

TIAA’s tax returns are currently under audit by the Internal Revenue Service (IRS) for the tax years ended December 31, 1999 and 1998. These were the first years in which TIAA’s entire business operations were subject to federal taxation. During 2003, IRS examining agents presented TIAA with two notices of proposed adjustments to deductions claimed in TIAA’s returns for those years. These adjustments would disallow the write-off of certain intangible assets and would increase TIAA’s tax-basis pension reserves as of January 1, 1998.

TIAA’s management believes that the deductions taken for intangibles to date and its opening tax basis pension reserves were appropriate and are supported by substantial authority. The IRS has not yet submitted a final Revenue Agent’s Report to TIAA to formally disallow these deductions. If a report is issued by the IRS which contains these two adjustments, TIAA will contest both adjustments and intends to defend its position vigorously through applicable IRS and judicial procedures, if required.

Should the IRS fully prevail in connection with both proposed adjustments, additional tax and interest due for 1998-2003 would cause a reduction in TIAA’s contingency reserves in the amount of approximately $1.2 billion and would eliminate the net operating loss carryforwards disclosed above. Although the final resolution of the proposed adjustments is uncertain, based on currently available information, management believes that the ultimate outcome is unlikely to have a material adverse impact on TIAA’s financial position. If the IRS were to prevail in all respects, the impact would be recognized in the results of operations for the period in which the matters are ultimately resolved or an unfavorable outcome becomes probable and reasonably estimable.

Note 12—Pension Plan and Postretirement Benefits

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All of the pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All benefits are fully vested after five years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $36,100, $35,100 and $31,000 in 2003, 2002 and 2001, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, TIAA provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The postretirement benefit obligation for retirees and fully eligible employees was approximately $60,500 at December 31, 2003. The postretirement benefit obligation for non-vested employees was approximately $65,600 at December 31, 2003. The unrecognized transition obligation was $7,000 and $7,800 at December 31, 2003 and 2002, respectively. The cost of such benefits reflected in the accompanying statements of operations was approximately $5,600, $3,300 and $3,300 for 2003, 2002 and 2001, respectively. The discount rate used in determining the postretirement benefit obligations was 6.25% per year and the medical care cost trend rate was 10.00% per year for 2004, decreasing by 1.00% in each future year, to an ultimate rate of 5.00% per year in 2009. The effect of increasing the assumed medical care cost trend rate by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 2003 by approximately $10,100 and the eligibility cost

B- 84    Statement of Additional Information TIAA Separate Account VA-1

Notes to Statutory—Basis Financial Statements (continued)

and interest cost components of net periodic postretirement benefit expense for 2003 by approximately $1,078. As the plan is not pre-funded, the value of plan assets is zero. The accrued postretirement benefit liability was $60,100 and $39,500 as of December 31, 2003 and 2002, respectively.

TIAA also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustee’s or member’s separation from the Board.

On December 8, 2003, President Bush signed into law the Medicare Prescription Drug Improvement and Modernization Act (the “Act”) of 2003. The Act expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible individuals, starting in 2006. TIAA has chosen to defer recognition of the potential effects of the Act in these 2003 disclosures under guidance from the FASB (FSP FAS 106-1). Therefore, the retiree health obligations and costs reported in these financial statements do not yet reflect any potential impact of the Act, although such effects when estimable are not expected to be material to TIAA’s financial condition.

Note 13—Policy and Contract Reserves

At December 31, 2003 and 2002, TIAA’s general account annuity reserves had the following characteristics:

	2003		2002

	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal:
At book value without adjustment	$20,803,827	16.8%	$18,104,197	15.6%
At market value	—	—	—	—
Not subject to discretionary withdrawal	103,308,481	83.2	98,202,616	84.4

Reconciliation to total policy & contract reserves shown on the balance sheet:
Reserves on other life policies & contracts	421,521		405,404
Reserves on accident & health policies	243,301		201,226

Total policy and contract reserves	$124,777,130		$116,913,443

At December 31, 2003 and 2002, the reserve to cover premium deficiencies in the group disability block of business was $0 and $1,920, respectively, on a gross basis. At December 31, 2003 and 2002, the reserve to cover future claims settlement expenses for the group disability business was $24,700 and $23,000, respectively, on a gross basis. Both of these reserves were reinsured, and, therefore, were $0 on a net basis. TIAA continued to hold the additional long-term care insurance reserves in the amount of $10,000 that were established in accordance with regulatory actuarial asset and reserve adequacy requirements at December 31, 2001. On December 31, 2002, additional reserves in the amount of $800 were established to cover premium deficiencies in the individual major medical block of business.

Note 14—Reinsurance

TIAA entered into an indemnity reinsurance agreement dated October 1, 2002 with Standard Insurance Company, (“Standard”) to reinsure on a 100% coinsurance basis all the liabilities associated with its group life and group disability blocks of business. The agreement was approved by the New York State Insurance Department on September 30, 2002. At closing, Standard paid TIAA $75,000 as a ceding commission, and TIAA transferred cash equal to the liabilities of $723,100 to Standard. The ceding commission was recorded as an increase in contingency reserves, net of direct expenses of $8,100 associated with the transaction, pursuant to Statement of Statutory Accounting Practices (“SSAP”) #61—Life, Deposit-Type and Accident and Health Reinsurance, SSAP #24—Discontinued Operations and Extraordinary Items, and Appendix 791—Life and Health Reinsurance Agreements. The net ceding commission of $66,900 will be amortized into income in subsequent periods.

Note 15—Commercial Paper/ Liquidity Facility

TIAA began issuing commercial paper in May 1999 and currently has a maximum authorized program of $2,000,000. TIAA had outstanding commercial paper obligations at December 31, 2003 and 2002 of $0 and $99,974, respectively. TIAA

TIAA Separate Account VA-1 Statement of Additional Information    B- 85

Notes to Statutory—Basis Financial Statements (continued)

maintains a short-term revolving credit liquidity facility of approximately $1,000,000 to support the commercial paper program. This liquidity facility has not been utilized.

Note 16—Contingencies and Guarantees

Subsidiary and Affiliate Guarantees. TIAA guarantees the debt obligations of TGM. TGM’s aggregate debt obligations to third parties, including accrued interest, at December 31, 2003 were $2,277,200. The carrying value of TGM’s total assets at December 31, 2003 that can be used to satisfy TGM’s obligations was $2,419,200.

TIAA has a financial support agreement with TIAA-CREF Life. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (i) capital and surplus of $250,000, (ii) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (iii) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. TIAA made a $10,000 additional capital contribution to TIAA-CREF Life during 2003 under this agreement. TIAA-CREF Life maintains a $100,000 unsecured credit facility arrangement with TIAA. As of December 31, 2003, $30,000 of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 3 bps to TIAA on the undrawn amount. During 2003, there were twenty-nine drawdowns totaling $158,400 that were repaid by December 31, 2003.

TIAA provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. TIAA also provides a $1,000,000 uncommitted line of credit to CREF, the Retail Funds and the Institutional Funds. Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of TIAA to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of TIAA, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $2,250,000 committed credit facility that is maintained with a group of banks.

Separate Account Guarantees. TIAA provides mortality and expense guarantees to VA-1, for which it is compensated. TIAA guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. TIAA also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

TIAA provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. TIAA guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. TIAA also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. TIAA provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing Accumulation Units in REA. TIAA guarantees that participants will be able to redeem their Accumulation Units at the then current daily Accumulation Unit Value.

Other Contingencies and Guarantees:

Under a risk sharing agreement with Deutsche Bank, in connection with a future securitization transaction, TIAA is obligated to bear the pricing risk of the underlying warehoused securities and associated hedges entered into by Deutsche Bank in the event that the proposed securitization transaction is not consummated. TIAA is entitled to earn the difference between the interest accrued on the warehoused securities during the warehousing period and the financing rate plus the carrying cost in connection with hedging transactions, known as the “portfolio carry.” TIAA anticipates that the proposed securitization transaction will close in the third quarter of 2004. At December 31, 2003, the potential net gain on the related securities was $148. TIAA was also entitled to a portfolio net carry amount of $112 as of December 31, 2003.

TIAA is a limited partner in the Hines Development Fund Limited Partnership (the “Development Fund”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; TIAA committed 130,000 Euros. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

B- 86    Statement of Additional Information TIAA Separate Account VA-1

Notes to Statutory—Basis Financial Statements (continued)

In the ordinary conduct of certain of its investment activities, TIAA provides standard indemnities covering a variety of potential exposures. For instance, TIAA provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and TIAA provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is the opinion of TIAA’s management that such indemnities do not materially affect TIAA’s financial position, results of operations or liquidity.

Note 17—Subsequent Events

TIAA and TIAA-CREF Life have entered into a definitive agreement with Metropolitan Life Insurance Company (“MetLife”) under which, after regulatory approval, the companies will enter into a series of agreements including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life will cede to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife will begin, in 2005, the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife.

TIAA Separate Account VA-1 Statement of Additional Information    B- 87

STATEMENT OF ADDITIONAL INFORMATION
Individual Deferred Variable Annuities
PART C OTHER INFORMATION
Item 28. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 29. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY
ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT
ITEM 31. NUMBER OF CONTRACTOWNERS
ITEM 32. INDEMNIFICATION
ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
ITEM 34. PRINCIPAL UNDERWRITERS
ITEM 35. LOCATION OF ACCOUNTS AND RECORDS
ITEM 36. MANAGEMENT SERVICES
ITEM 37. UNDERTAKINGS AND REPRESENTATIONS
SIGNATURES
EXHIBIT INDEX
FORMS OF NEW TEACHERS PERSONAL ANNUITY CONTRACTS
CHARTER OF TIAA, AS AMENDED
BYLAWS OF TIAA, AS AMENDED
LONG-TERM COMPENSATION PLAN, AS AMENDED
DEFERRED COMPENSATION PLAN, AS AMENDED
OPINION AND CONSENT OF GEORGE W. MADISON, ESQUIRE
CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP
CONSENT OF ERNST & YOUNG LLP
SCHEDULE OF COMPUTATION OF PERFORMANCE INFORMATION
POLICY STATEMENT ON PERSONAL TRADING

PART C OTHER INFORMATION

Item 28. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

     The following Financial Statements for TIAA Separate Account VA-1 (the “Registrant”) are included with Part A (Prospectus) of this Registration Statement:

Page
Condensed Financial Information	7

     The following Financial Statements for the Registrant and Teachers Insurance and Annuity Association of America (“TIAA”) are included with Part B (the Statement of Additional Information) of this Registration Statement:

     (b) Exhibits

          (1) Resolution of the Board of Trustees of TIAA establishing the Registrant (1)

          (2) (A) Rules and Regulations of the Registrant (2)

          (B) Amendment to the Rules and Regulations of the Registrant, adopted as of October 8, 2001. (9)

          (3) Custodial Services Agreement between TIAA and Bankers Trust Company (3)

          (4) Investment Management Agreement by and among TIAA, the Registrant, and Teachers Advisors, Inc. (2)

          (5) (A) Distribution Agreement by and among TIAA, the Registrant, and Teachers Personal Investors Services, Inc. dated September 15, 1994 (“Distribution Agreement”) (2)

          (B) Amendment dated August 1, 1995 to Distribution Agreement (4)

          (C) Amendment dated November 3, 1997 to Distribution Agreement (5)

          (6) (A) Form of original Teachers Personal Annuity Contract (effective November 1, 1994) (2)

          (B) Forms of new Teachers Personal Annuity Contracts*

          (C) Form of Endorsement to Teachers Personal Annuity Contract (in-force prior to November 1, 1994) (2)

          (7) Form of Application for Teachers Personal Annuity Contract (2)

          (8) (A) Charter of TIAA, as amended*

          (B) Bylaws of TIAA, as amended*

          (9) None

          (10) (A) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan, as of January 1, 1998, as amended*

               (B) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan, as of June 1, 1998, as amended *

          (11) (A) Administrative Services Agreement by and between TIAA and the Registrant dated September 15, 1994 (“Administration Agreement”) (2)

          (B) Amendment dated August 1, 1995 to Administration Agreement (4)

          (12) (A) Opinion and Consent of George W. Madison, Esquire*

          (B) Consent of Sutherland Asbill & Brennan LLP*

          (13) Consent of Ernst & Young LLP*

          (14) None

          (15) Seed Money Agreement by and between TIAA and the Registrant (2)

          (16) Schedule of Computation of Performance Information*

          (17) Policy Statement on Personal Trading (For Non-Restricted Areas)*

*	Filed herewith.

(1)	Incorporated by reference to the Exhibit filed electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in the initial Registration Statement on Form N-3 dated May 18, 1994 (File No. 33-79124)).

(2)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 1 to Form N-3 dated October 7, 1994 (File No. 33-79124).

(3)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 2 to Form N-3 dated October 18, 1994 (File No. 33-79124).

(4)	Previously filed in Post-effective Amendment No. 2 to Form N-3 dated March 26, 1996 (File No. 33-79124) and incorporated herein by reference.

(5)	Previously filed in Post-effective Amendment No. 4 to Form N-3 dated March 27, 1998 (File No. 33-79124) and incorporated herein by reference.

(6)	Previously filed in Post-effective Amendment No. 5 to Form N-3 dated April 1, 1999 (File No. 33-79124) and incorporated herein by reference.

(7)	Previously filed in Post-effective Amendment No. 6 to Form N-3 dated March 30, 2000 (File No. 33-79124) and incorporated herein by reference.

(8)	Previously filed in Post-effective Amendment No. 7 to Form N-3 dated March 29, 2001 (File No. 33-79124) and incorporated herein by reference.

(9)	Previously filed in Post-effective Amendment No. 8 to Form N-3 dated April 1, 2002 (File No. 33-79124) and incorporated herein by reference.

(10)	Previously filed in Post-effective Amendment No. 9 to Form N-3 dated May 1, 2003 (File No. 33-79124) and incorporated herein by reference.

ITEM 29. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

	Positions and Offices	Positions and Offices
Name and Principal Business Address	with Insurance Company	with Registrant
Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Trustee, Chairman, President and Chief Executive Officer	President and Chief Executive Officer

Elizabeth E. Bailey John C. Hower Professor of Public Policy and Management The Wharton School University of Pennsylvania Suite 3100 Steinberg-Dietrich Hall Philadelphia, Pennsylvania 19104-6372	Trustee

Robert C. Clark Dean and Royall Professor of Law Harvard Law School Harvard University Griswold 200 Cambridge, Massachusetts 02138	Trustee

Estelle A. Fishbein Vice President and General Counsel Emerita 104 Fallscroft Way Luthersville, Maryland 21093-1706	Trustee

Marjorie Fine Knowles Professor of Law Georgia State University College of Law P.O. Box 4037 Atlanta, Georgia 30302-4037	Trustee

Robert M. O’Neil Director The Thomas Jefferson Center for the Protection of Free Expression 400 Peter Jefferson Place Charlottesville, Virginia 22911-8691	Trustee

	Positions and Offices	Positions and Offices
Name and Principal Business Address	with Insurance Company	with Registrant
Donald K. Peterson Chairman, Chief Executive Officer Avaya Inc. 211 Mt. Airy Road, Room 3W240 Basking Ridge, New Jersey 07920	Trustee

Leonard S. Simon Former Vice Chairman Charter One Financial Inc. 95 Hupi Road P.O. Box 538 Monterey, Massachusetts 01245	Trustee

David F. Swensen Chief Investment Officer Yale Investments Office 55 Whitney Avenue, Suite 500 New Haven, Connecticut 06510-1300	Trustee

Ronald L. Thompson Chairman and Chief Executive Officer Midwest Stamping Co. 3455 Briarfield Road, Suite A P.O. Box 1120 Maumee, Ohio 43537	Trustee

Paul R. Tregurtha
Chairman and Chief Executive Officer
Mormac Marine Group, Inc. and Moran
Transportation Company, Inc.; Vice Chairman,
Interlake Steamship Company
One Landmark Square, Suite 710
Stamford, Connecticut 06901-2608
Trustee

William H. Waltrip Former Chairman Technology Solutions Company 1261 Pequot Avenue Southport, CT 06490	Trustee

Rosalie J. Wolf Managing Partner	Trustee

	Positions and Offices	Positions and Offices
Name and Principal Business Address	with Insurance Company	with Registrant
Botanica Capital Partners LLC 110 East 59th Street, Suite 2100 New York, New York 10022

Gary Chinery TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Vice President and Treasurer	Vice President and Treasurer

Scott Budde TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Director, Equity Portfolio Analysis

Peter C. Clapman TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Senior Vice President and Chief Counsel, Corporate Governance	Senior Vice President and Chief Counsel, Corporate Governance

Drew J. Collins TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Senior Managing Director

Matthew Daitch TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Actuary	Assistant Actuary

Paul L. Davis TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Senior Managing Director, Quantitative Investments	Senior Managing Director

Hans L. Erickson TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Senior Managing Director, Quantitative Investments	Senior Managing Director

Scott C. Evans TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Chief Investment Officer	Executive Vice President, Chief Investment Officer

	Positions and Offices	Positions and Offices
Name and Principal Business Address	with Insurance Company	with Registrant
I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Public Affairs	Executive Vice President

Stewart P. Greene TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Chief Counsel and Assistant Secretary	Chief Counsel and Assistant Secretary

Ira J. Hoch TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Financial Operations and Facilities

Abby L. Ingber TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Senior Counsel and Assistant Secretary	Senior Counsel and Assistant Secretary

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Vice President and Corporate Secretary

Harry I. Klaristenfeld TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Actuary

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Technology Officer	Executive Vice President

Edward J. Leahy TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Director, Corporate Tax	Assistant Secretary

Thomas K. Lynch TIAA-CREF	Second Vice President, Investment Reporting	Second Vice President

	Positions and Offices	Positions and Offices
Name and Principal Business Address	with Insurance Company	with Registrant
730 Third Avenue New York, New York 10017-3206

George W. Madison TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and General Counsel	Executive Vice President and General Counsel

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Risk Management	Executive Vice President

Carlton Martin TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Managing Director

Gerald K. McCullough TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Vice President and Controller	Vice President

Elizabeth A. Monrad TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Financial Officer	Executive Vice President

Frances Nolan TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Client Services	Executive Vice President

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Human Resources	Executive Vice President

Susan Pestrichello TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Vice President, CREF Investment Accounting

	Positions and Offices	Positions and Offices
Name and Principal Business Address	with Insurance Company	with Registrant
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Product Management	President

Christopher F. Semenuk TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Managing Director

Mark L. Serlen TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Senior Counsel and Assistant Secretary	Senior Counsel and Assistant Secretary

Lisa Snow TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Vice President and Chief Counsel, Corporate Law	Vice President and Chief Counsel, Corporate Law and Secretary

Robert J. Sohr TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Second Vice President and Director, Securities Lending/Corporate Governance

John A. Somers TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, TIAA Investments	Executive Vice President

Steven I. Traum TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Managing Director, Money Market/ Inflation Linked Bonds	Managing Director

Susan E. Ulick TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Senior Managing Director, Director of Research

Roger A. Vellekamp TIAA-CREF 730 Third Avenue	Vice President, Corporate Tax	Vice President, Corporate Tax Officer and Assistant Secretary

	Positions and Offices	Positions and Offices
Name and Principal Business Address	with Insurance Company	with Registrant
New York, New York 10017-3206

Bruce Wallach TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Vice President, Corporate Finance	Vice President

John P. Wesley TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Second Vice President and Product Manager, Personal Annuity	Second Vice President

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA:

2 LPPA, LLC
485 Properties, LLC
730 Texas Forest Holdings, Inc.
730 Texas Forest Holdings II, Inc.
Bethesda ARC, LLC
Bisys Crossings I, LLC
College Credit Trust
CTG & P, LLC
DAN Properties, Inc.
ETC Repackaging, Inc.
GA-Buckhead, L.L.C.
IL-161 Clark Street, L.L.C.
Illinois Teachers Properties, LLC
JV Florida One, Inc.
JV Florida Four, Inc.
JV Georgia One, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Light St. Partners LLP
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.

NCDC Funding, LLC
ND Properties, Inc.
One Boston Place, LLC
One Boston Place Real Estate Investment Trust
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.
Savannah Teachers Properties, Inc.
SEFC Parking Services, Inc
T114 Properties, Inc.
T-C Sports Co., Inc.
TCT Holdings, Inc.
T-Investment Properties Corp.
T-Land Corp.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Boca Properties III, Inc.
Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers Properties, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers REA IV, LLC
Teachers West, LLC
Ten Westport I, LLC
Ten Westport II, LLC
TIAA Advisory Services, LLC
TIAA Bay Isle Key II Member, LLC
TIAA Bay Isle Key II, LLC
TIAA Canada Retail Business Trust
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Financial Services, LLC
TIAA Florida Mall, LLC
TIAA Franklin Square, LLC
TIAA-Fund Equities, Inc.
TIAA Global Markets, Inc.
TIAA Lakepointe, LLC
TIAA Miami International Mall, LLC
TIAA Realty, Inc.
TIAA Realty Capital Management, LLC

TIAA Retail Commercial LLC
TIAA SF One, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA The Reserve II Member, LLC
TIAA The Reserve II, LLC
TIAA Tri-State, LLC
TIAA West Town Mall, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, Inc.
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.
TPI Housing, Inc
TREA Rockville, LLC
Twenty Westport I, LLC
Twenty Westport II, LLC
WRC Properties, Inc.

Notes

(1): All subsidiaries are Delaware entities except as follows:

a)	Maryland entities: Light Street Partners, LLP, Rouse-Teachers Land Holdings, Inc. and One Boston Place Real Estate Investment Trust

b)	New York entities: College Credit Trust and TIAA-CREF Life Insurance Company

c)	Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. and Teachers Pennsylvania Realty, Inc.

d)	TIAA-CREF Trust Company, FSB is a Federal Savings Bank

e)	Rouse-Teachers Holding Company is a Nevada corporation

(2): ND Properties, Inc. wholly or partially owns interests in two Delaware entities and eighteen foreign entities.

ITEM 31. NUMBER OF CONTRACTOWNERS

     As of March 31, 2004, there were 19,397 contracts in force.

ITEM 32. INDEMNIFICATION

     The Registrant shall indemnify each of the members of the Management Committee (“Managers”) and officers of the Registrant against all liabilities and expenses, including but not limited to counsel fees, amounts paid in satisfaction of judgments, as fines or penalties, or in compromise or settlement, reasonably incurred in connection with the defense or disposition of any threatened, pending, or completed claim, action, suit, or other proceeding, whether civil, criminal, administrative, or investigative, whether before any court or administrative or legislative body, to which such person may be or may have been subject, while holding office or thereafter, by reason of being or having been such a Manager or officer; provided that such person acted, or failed to act, in good faith and in the reasonable belief that such action was in the best interests of the Separate Account, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful; and except that no such person shall be indemnified for any liabilities or expenses arising by reason of disabling conduct, whether or not there is an adjudication of liability.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers and officers of the Registrant, pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a Manager or officer in the successful defense of any action, suit or proceeding) is asserted by a Manager or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Investment advisory services for the Registrant are provided by Teachers Advisors, Inc. (“Advisors”). In this connection, Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     The business and other connections of Advisors’ officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-46887), the text of which is hereby incorporated by reference.

ITEM 34. PRINCIPAL UNDERWRITERS

     (a) Teachers Personal Investors Service, Inc. (“TPIS”), acts as principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds.

     (b) TPIS may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

     (c) Not Applicable.

ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

ITEM 36. MANAGEMENT SERVICES

     Not Applicable.

ITEM 37. UNDERTAKINGS AND REPRESENTATIONS

     (a) Not Applicable.

     (b) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (c) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (d) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

     (e) TIAA represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA.

SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Separate Account VA-1 certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 29th day of April, 2004.

TIAA SEPARATE ACCOUNT VA-1

By: /s/ Bertram L. Scott

Bertram L. Scott
President and Principal Executive
Officer

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Bertram L. Scott Bertram L. Scott	President (Principal Executive Officer)	April 29, 2004

/s/ Elizabeth A. Monrad Elizabeth A. Monrad	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	April 29, 2004

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE
/ s/ Willard T. Carleton Willard T. Carleton	4/29/04	/s/ Bridget A. Macaskill Bridget A. Macaskill	4/29/04

/s/ Martin J. Gruber Martin J. Gruber	4/29/04	/s/ Stephen A. Ross Stephen A. Ross	4/29/04

/s/ Nancy L. Jacob Nancy L. Jacob	4/29/04	/s/ Maceo K. Sloan Maceo K. Sloan	4/29/04

/s/ Bevis Longstreth Bevis Longstreth	4/29/04	/s/ Robert W. Vishny Robert W. Vishny	4/29/04

SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, Teachers Insurance and Annuity Association of America certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 29th day of April, 2004.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By: /s/ Lisa Snow

Name: Lisa Snow
Title:	Vice President and Chief Counsel,
Corporate Law

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Herbert M. Allison, Jr. Herbert M. Allison, Jr.	Chairman, President, and Chief Executive Officer (Principal Executive and Financial Officer)	April 29, 2004

/s/ Elizabeth A. Monrad Elizabeth A. Monrad	Executive Vice President (Principal Accounting Officer)	April 29, 2004

SIGNATURE OF MANAGER	DATE	SIGNATURE OF MANAGER	DATE
/s/ Herbert M. Allison, Jr.	4/29/04	/s/ Leonard S. Simon	4/29/04

Herbert M. Allison, Jr.		Leonard S. Simon

/s/ Elizabeth E. Bailey	4/29/04	/s/ David F. Swensen	4/29/04

Elizabeth E. Bailey		David F. Swensen

/s/ Robert C. Clark	4/29/04	/s/ Ronald L. Thompson	4/29/04

Robert C. Clark		Ronald L. Thompson

/s/ Estelle A. Fishbein	4/29/04

Estelle A. Fishbein		Paul R. Tregurtha

/s/ Marjorie Fine Knowles	4/29/04

Majorie Fine Knowles		William H. Waltrip

/s/ Robert M. O’Neil	4/29/04	/s/ Rosalie J. Wolf	4/29/04

Robert M. O’Neil		Rosalie J. Wolf

Donald K. Peterson

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
6(B)	Forms of new Teachers Personal Annuity Contracts

8(A)	Charter of TIAA, as amended

8(B)	Bylaws of TIAA, as amended

10(A)	TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan, as of January 1, 1998, as amended

10(B)	TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan, as of June 1, 1998, as amended

12(A)	Opinion and Consent of George W. Madison, Esquire

12(B)	Consent of Sutherland Asbill & Brennan LLP

13	Consent of Ernst & Young LLP

16	Schedule of Computation of Performance Information

17	Policy Statement on Personal Trading (For Non-Restricted Areas)